Exhibit 10.6

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

Offeror to Complete Block 12, 17, 23, 24, & 30

1. Requisition Number SEE SCHEDULE

2. Contract No. W56HZV-06-C-0038

3. Award/Effective Date 2005OCT21

4. Order Number

5. Solicitation Number

6. Solicitation Issue Date

7. For Solicitation Information Call:  A. Name MATTHEW R. JEWELL

B. Telephone Number (No Collect Calls)                            (586)573-2737

8. Offer Due Date/Local Time

9. Issued By

U.S. ARMY TACOM LCMC

AMSTA-AQ-ASRC

WARREN, MICHIGAN 48397-5000

HTTP: //CONTRACTING.TACOM.ARMY.MIL

e-mail:  WEAPON SYSTEM: WPN SYS: 00

MATTHEW.R.JEWELL@US.ARMY.MIL

Code W56HZV

10. This Acquisition Is ☐ Unrestricted OR ☐ Set Aside:   % For

☐ Small Business ☐ Emerging Small Business ☐ 8(A) ☐ Hubzone Small Business

☐ Service-Disabled Veteran-Owned Small Business

NAICS:  336992

Size Standard:

11. Delivery For FOB Destination Unless Block Is Marked

☒ See Schedule

12. Discount Terms

☒ 13a. This Contract Is Rated Order Under DPAS (15 CFR 700)

13b. Rating DOA4

14. Method Of Solicitation ☐ RFQ ☐ IFB ☐ RFP

15. Deliver To SEE SCHEDULE

Telephone No.

Code

16. Administered By

DCMA LONG ISLAND

605 STEWART AVENUE

GARDEN CITY,           NY                               11530-4761

Code S3309A

SCD: A

PAS: NONE

17. Contractor/Offeror

AMERICAN DEFENSE SYSTEMS, INC.

230 DUFFY AVE. UNIT C

HICKSVILLE, NY 11801-3641

Telephone No. (516)390-5301

Code 31UG4

Facility

☐ 17b. Check If Remittance Is Different And Put Such Address In Offer

18a. Payment Will be Made By

DFAS - COLUMBUS CENTER

DFAS-CO/NORTH ENTITLEMENT OPERATION

P.O. BOX 182266

COLUMBUS OH 43218-2266

Code HQ0337

18b. Submit Invoices To Address Shown In Block 18a Unless Block Below Is Checked

☐ See Addendum

19. Item No.

20. Schedule Of Supplies/Services SEE SCHEDULE Contract Expiration Date: 2007NOV22 (Use Reverse and/or Attach Additional Sheets As Necessary)

21. Quantity

22. Unit

23. Unit Price

24. Amount

25. Accounting And Appropriation Data SEE ADDENDUM

26. Total Award Amount (For Govt. Use Only) $17,852,305.62

☐ 27a. Solicitation Incorporates By Reference FAR 52.212-1,52.212-4. FAR 52,212-3 And 52.212-5 Are Attached.  Addenda ☐ Are ☐ Are Not Attached.

☒ 27b. Contract/Purchase Order Incorporates By Reference FAR 52.212-4. FAR 52.212-5 Is Attached.  Addenda ☒ Are ☐ Are Not Attached.

☐ 28. Contractor Is Required To Sign This Document And Return               Copies to Issuing Office.  Contractor Agrees To Furnish And Deliver All Items Set Forth Or Otherwise Identified Above And On Any Additional Sheets Subject To The Terms And Conditions Specified.

☒ 29. Award Of Contract: Ref. W56HZV05R1144 Offer Dated                         .  Your Offer On Solicitation (Block 5), Including Any Additions Or Changes Which Are Set Forth Herein, Is Accepted As To Items:  SEE SCHEDULE

30a. Signature Of Offeror/Contractor

30b. Name And Title Of Signer (Type Or Print)

30c. Date Signed

31a. United States Of America (Signature Of Contracting Officer) /SIGNED REPRINT/

31b. Name Of Contracting Officer (Type Or Print)

TOD V. MILLER

TOD.V.MILLER@US.ARMY.MIL (586)574-6802

31c. Date Signed 2005OCT21

Authorized For Local Reproduction

Previous Edition Is Not Usable

REPRINT

Standard Form 1449 (Rev. 3/2005)

Prescribed By GSA-FAR (48 CFR) 53.212

19. Item No.

20. Schedule Of Supplies/Services

21. Quantity

22. Unit

23. Unit Price

24. Amount

32a. Quantity In Column 21 Has Been

☐ Received ☐ Inspected ☐ Accepted, And Conforms To The Contract, Except As Noted:

32b. Signature Of Authorized Government Representative

32c. Date

32d. Printed Name and Tide of Authorized Government Representative

32e. Mailing Address of Authorized Government Representative

32f. Telephone Number of Authorized Government Representative

32g. E-Mail of Authorized Government Representative

33. Ship Number

☐ Partial                                                ☐ Final

34. Voucher Number

35. Amount Verified Correct For

36. Payment

☐ Complete ☐ Partial ☐ Final

37. Check Number

38. S/R Account No.

39. S/R Voucher Number

40. Paid By

41a. I Certify This Account Is Correct And Proper For Payment

41b. Signature And Tide Of Certifying Officer

41c. Date

42a. Received By (Print)

42b. Received At (Location)

42c. Date Rec’d (YY/MM/DD)

42d. Total Containers

Standard Form 1449 (Rev. 3/2005) Back

Continuation Sheet

Reference No. of Document Being Continued

PIIN/SIIN W56HZ-06-C-0038

MOD/AMD

Name of Offeror or Contractor:  AMERICAN DEFENSE SYSTEMS, INC.

SUPPLEMENTAL INFORMATION

THE FOLLOWING MODIFICATIONS HAVE BEEN INCORPORATED

P00001

P00002

P00003

P00004

P00005

P00006

P00007

P00008

P00009

P00010

P00011

P00012

P00013

P00014

P00015

P00016

P00017

P00018

P00019

P00020

P00021

P00022

P00023

P00024

P00025

P00026

P00027

P00029

P00030

P00031

P00032

P00033

P00034

P00035

P00036

P00037

P00038

P00039

P00040

P00041

P00042

PT0028

CONTINUATION SHEET	Reference No. of Document Being Continued PHN/SHN W56HZV-06-C-0338 MOD/AMD
Name of Offeror or Contractor: AMERICAN DEFENSE SYSTEMS, INC.

SUPPLEMENTAL INFORMATION

MODIFICATION P00002 to CONTRACT W56HZV-05-C0038 is issued to make the following changes:

1.                                       Change inspection to Origin in clause 52.204-4850 ACCEPTANCE APPENDIX - paragraph 1(b) and fill in corresponding clause 52.217-4005 Inspection and Acceptance Points: Origin.  See clause below.

2.                                       Change the Inspection, Acceptance, and FOB Point to ORIGIN for CLINS 0010AC and 0010HA.

3.                                       Delete the last sentence from Section C, paragraph C.2.4.3, “-Supplemental air conditioning.  If supplemental air conditioning is proposed, the air conditioner currently used by the MCAP (NSN 4130-01-521-1783) is preferred.” due to MCAP reference.

4.                                       Update CDRLs A001 to A010 and pages under Exhibit A, B and C are replaced.

5.                                       Add Trade-Off Study DID as Attachment 10.  Based on this addition Section J is hereby changed.

6.                                       Delete 52.211-4072 Technical Data Package Information, no longer applicable.

7.                                       Delete 52.217-4004 Destination for Option Quantities, no longer applicable.

8.                                       Change paragraph b, in the Required Delivery Schedule (narrative F001).

9.                                       Based on the above, there is no change to the contract amount.

10.                                 All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0003 ***

Regulatory Cite	Title	Date

                                                1                                          52.204-4850                                                                                                           ACCEPTANCE APPENDIX                                                                                                                     MAR/2006

                                                                                                (TACOM)

                                                a)                                      Contract Number W56HZV-06-D-0038 is awarded to American Defense Systems, Inc. (ADSI).  The Government accepts your proposal dated 11 October 2005 in response to Solicitation Number: W56HZV-05-R-1144, signed by A.J. Piscetelli, President and CEO of your company.

                                                (b)                                 The contractor, in its proposal, provided the following data for the listed clauses in this contract:

                                                                                                52.246-4025, HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT — TACOM QUALITY SYSTEM REQUIREMENT: N/A

                                                                                                52.246-4005, Inspection and Acceptance Points: Origin

                                                (c)                                  Any attachments not included with this document will be provided by TACOM-Warren directly to the administrative contracting officer (ACO) via e-mail. A hard copy of the award will be sent to those ACOs not EDW (Electronic Document Workflow) capable. Technical data packages will be mailed by TACOM-Warren to the ACO on CD-ROM. Within one week of this award, any office not able to obtain these attachments from TACOM’s website (http://contracting.tacom.army.mil/) and still requiring a copy, can request it by sending an e-mail message to the buyer listed on the front page of this contract.

                                                (d)                                 The following Amendment(s) to the solicitation are incorporated into this contract: 0001-0004

                                                2                                          52.204-4016                                   TACOM-WARREN ELECTRONIC CONTRACTING                                                            SEP/2006

                                                                                                (TACOM)

(a)                                  All TACOM solicitations and awards are distributed on the TACOM Warren Business Opportunities web page (http://contracting.tacom.army.mil/opportunity.htm) and are no longer available in hard copy.  The TDPs and other documents, when available electronically, will be an attachment or linked to the solicitation package on the web.

(b)                                 You may need to use special software to view documents that we post on the home page.  This viewing software is freeware, available for download at no cost from commercial web sites like Microsoft and Adobe.  In cases where such software is required, we provide a link from our page to the commercial site where the software is available.  Once you arrive at the software developer’s site, follow their instructions to download the free viewer. You then can return to the TACOM home page.

(c)                                  Unless otherwise authorized in this solicitation, you are required to submit your offer, bid, or quote electronically. Please go to the following webpage for detailed information about submitting your offer electronically: http://contracting.tacom.army.mil/ebidnotice.htm

Note Regarding Datafax:

(1)                                  When using a datafax to transmit an offer, the datafax file cannot exceed 3.5 megabytes. Clearly state Quote, Offer, or Bid on your fax cover page or on the subject line of the e-mail. Use only one of the terms Quotation, Offer, or Bid depending on the solicitation type. Include your company name and annotate the proper internal TACOM address for proper internal routing. The Internal TACOM addresses are:

(i)                                     RFQ: The contract specialist e-mail address.  This information can be found on the front of the cover sheet or the DD Form 1155.

(ii)                                  RFP and Sealed Bidding:  The Internal TACOM Address is offers@tacom.army.mil

(2)                                  Authentication for datafax submission is verified by the offeror returned address.

(3)                                  Send datafax to the e-mail address mentioned above, based on the type of solicitation.  For RFQs, fax to the buyers fax number as listed in the solicitation.  For RFPs and Sealed Biddings, fax to the TACOM Network Fax Server at fax number 1-586-574-5527.

(4)                                  Additional information for Datafax Offers: Submission of Quote, Bid, or Offer may be sent via fax using a personal computer or a standalone fax machine. If either of these two methods of transmission is used, it must be sent to the TACOM Network Fax Server at fax number 1-586-574-5527. If a standalone fax machine is used, the possibility exists that a confirmation of receipt will not be received.

(d)                                 Any award issued as a result of this solicitation will be distributed electronically.  Awards posted on the TACOM Warren Business Opportunities web page represent complete OFFICIAL copies of contract awards and will include the awarded unit price.  This is the notice required by Executive Order 12600 (June 23, 1987) of our intention to release unit prices in response to any request under the Freedom of Information Act (FOIA), 5 USC 552.  Unit price is defined as the contract price per unit or item purchased as it appears in Section B of the contract and is NOT referring to nor does it include Cost or Pricing data/information.  If you object to such release, and you intend on submitting an offer, notify the PCO in writing prior to the closing date identified in this solicitation and include the rationale for your objection consistent with the provisions of FOIA.  A release determination will be made based on rationale given.

(e)                                  If you have questions or need help in using the Acquisition Center Home Page, call our Electronic Contracting Help Desk at (586) 574-7059, or send an email message to: acqcenweb@tacom.army.mil . If you have questions about the content of any specific item posted on our home page, please call the buyer or point of contact listed for the item. For technical assistance in doing business with the Government, and doing business electronically, please visit the Procurement Technical Assistance Center Website at http://www.sellingtothegovernment.net/index.asp to find a location near you.

[End of Provision]

                                                3                                          52.217-4911                                                                                   NOTICE OF URGENT REQUIREMENT                                                                                 NOV/2001

                                                (TACOM)

TACOM considers this requirement to be urgent.  Timely performance and delivery are essential. Deliveries ahead of schedule are encouraged whenever they can be offered without additional cost to the Government.  The Contractor is requested to immediately contact the buyer or contracting officer identified on the cover page of this document to notify them of any pending or potential problems and/or suggestions for contract streamlining that would enable faster deliveries.

[End of Provision]

MODIFICATION P00001 to CONTRACT W56HZV-06-C-0038 is issued to:

1.                                       Changed paragraph C.1.1 reference from “Request for Proposal (RFP)” to “contract”.

2.                                       Within the Scope of Work paragraph C.2.3 remove sentence - “The trade-off analysis shall identify the compatibility, and commonality between the proposed CPK and the current Mine Clearing Armor Protection (MCAP) kit”.

3.                                       Remove sentence “The final SAR for each system is due 10 days after successful completion of prototype testing.”  And change paragraph C.11.1 within the Statement of Work to include this sentence “Thirty days after contract award, the Government reviews and provides comments 15 days after receiving draft report.  The final draft is due back to Government 15 days after Government review.”

4.                                       Added clause 52.245-2 Government Property (GFP) clauses have been added in Section I.  The list of GFP is identified below:

Description	Serial number
D7G (Winch)	3ZD01121
D7G (Ripper)	3ZD00843

5.                                       No change in contract amount as a result of this modification.

6.                                       All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0001 ***

This Modification ****** is issued to delete CLIN 0010TB in order to rebuild as an option CLIN.

All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0002 ***

Contract:	W56HZV06C0038
Modification:	P00003
For:	Crew Protection Kits
Previous Amount:	$3,396,362.00
Amount of this action:	$1,694,847.00
Total Contract Amount:	$5,091,209.00

The purpose of this modification P00003 is to:

1.                                       Award 29 dozer CPK of the option quantity.

2.                                       The delivery schedule is as follows based on all testing being successfully completed by February 17, 2006.  Contractor has permission to accelerate the deliveries.

CLIN 0010HA:                   30 by 20 Mar, 30 by 21 Apr, 3 by 22 May 06.

CLIN 0010XA:                   27 by 22 May, 2 by 22 Jun 06.

3.                                       Based on the above, to total amount of the contract has increase by $1,796,650.00 from $3,396,362.00 to $5,091,209.00.

4.                                       All other terms and conditions of this delivery order remain unchanged and in full force and effect.

*** END OF NARRATIVE A0004 ***

Contract:	W56HZV05C0038
Previous Amount:	$5,091,209.00
Amount of this action:	$47,750.00
Total Contract Amount:	$5,138,959.00

The purpose of this modification P00004 to Contract W56HZV06C0038 is to:

1.                                       Fund the option for Level III, Technical Data Package under CLIN 0004TB.

2.                                       The above action increases the contract amount by $47,750.00 from $5,091,209.00 to $5,138,959.00.

3.                                       All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0005 ***

Contract:	W56HZV06C0038
Previous Amount:	$5,138,959.00
Amount of this action:	$182,243.76
Total Contract amount:	$5,321,202.76

The purpose of this modification P00005 to Contract W56HZV-06-C0038 is to:

1.                                       Correct the Clin reference in the first sentence on page 2 of modification P00004 to read as CLIN 0010TB.

2.                                       a.                                       Add CDRLS A011, A012, and A013 (2 pages).

                                                b.                                      Add the Data Requirements Clin 0012 which was previously erroneously omitted.

                                                c.                                       Add Attachment 011 “Exhibit Repair Parts and Special Tools List (RPSTL) Requirements (17 pages).

                                                d.                                      Add Attachment 012 “Exhibit General Publication Requirements (7 pages).

                                                e.                                       Add Attachment 013 “TM Requirements Matrix, Table A-II and A-VI (8 pages).

                                                f.                                         Add Attachment 014 “LMI/PMR Worksheets (5 pages).

                                                g.                                      Add clause “252.246-7001 Warranty of Data”.

3.                                       In the Scope of Work, delete C.5 “Other Instructions” and replace with C.5 “Technical Publications: Construction/Materiel Handling Equipment, Crew Protection Kit (CPK) Technical Bulletin (TB) and Parts Provisioning List (PPL).

4.                                       CLIN 0013 has been established for the TB/PPL for the amount of $182,243.76.
Based on the above the contract amount has increase by $182,243.76 from $5,138,959.00 to $5,321,202.76.

5.                                       All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0006 ***

Contract:	W56HZV-06-C0038
Modification:	P00006
Previous Amount:	$5,321,202.76
Amount of this action:	$-0-
Total Contract amount:	$5,321,202.76

Modification P00006 to Contract W56HZV-06-C-0038 is issued to:

1.                                       Delete the ISO 9001-2000 requirement from paragraph C.9.1 of the Scope of Work. The paragraph will read as follows: The contractor shall utilize a Quality Program that, as a minimum, shall include: quality plan, inspection requirements, record keeping, control of processes, and control of discrepancies (identification, investigation, corrective action and disposition of non-conforming items). All work performed under this contract shall be conducted by qualified personnel in accordance with best commercial quality standards.

2.                                       Clause 52.246-4025, Higher-Level Contract Quality Requirement - TACOM Quality System Requirement found in the ACCEPTANCE APPENDIX is not applicable to this contract.

3.                                       Delete Clause 252.211-7000 Item Identification and Valuation (Alternate I dated April 2005) otherwise know as the unique item identification (UID) clause. This requirement has been waived.

4.                                       Add the following subcontractors to clause 52.246-4005 Inspection and Acceptance Points: Origin. Subcontractor for the air conditioner: Red Dot Corporation, 495 Andover Park East, Seattle, WA 98188-7657; phone: 206-575-3840.

Subcontractor for steel cutting, fabricating, welding and painting: ACTION GROUP, 411 N. Reynoldsburg - New Albany Road, Blacklick, OH 4304-9630; phone 614-868-8868.

5. Based on the above there is no change to the contract amount.  All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0007 ***

Modification P00007 to Contract W56HZV-06-C-0038 is issued to make the following administrative changes:

1.                                       Establish the following vehicle as GFM being provided to ADSI for installation of the Add on Armor, Crew Protection Kits. The serial number for one D7G Dozer is 3ZD01155 R3-06.

2.                                       Establish the following end item NSN’s and P/N for the equipment after the armor is installed.

D7G with Winch        NSN 2410-01-538-6780                          P/N 12506565

D7G with Ripper         NSN 2410-01-538-7793                          P/N 12506558

3.                                       Add the following address as American Defense Systems’ secondary facility address:
2750 Avenue B North, North Charleston, SC  29405

4.                                       Add the following paragraph into the special provisioning Section H:  “Contract Support/Services:  The contractor is authorized to obtain test support/services at DOD rates from Major Range and Test Facility Base (MRTFB) installations as government — furnished services.”

5.                                       Delete paragraph C.2.4.10 RADIO FREQUENCY IDENTIFICATION TAY (RFID) from Section C, Scope of Work. The RFID requirement is no longer applicable to this contract.

6.                                       Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0008 ***

Contract:	W56HZV-06-C-0038
Previous Amount:	$5,321,202.76
Amount of this action:	$1,221,889.58
Total Contract amount:	$6,543,092.34

Modification P00008 to contract W56HZV-06-C-0038 is issued to make the following price changes due to the changes made to the Cab Temperature Package (which includes the air conditioner, heat, insulation, alternator, weather-stripping, mounting hardware and vendor’s labor) and to the Fuel Cell as a result of the Critical Design Review of the Crew Protection Kit (CPK).

1.                                       The unit prices for the prototype CPK, CLIN 0010AC has increased $18,229.28 (9274.92 for the AC and 8954.35 for the fuel cell), from $32,700.00 to $50,929.27.

2.                                       The unit prices for the production and option CPK is increases by $12,885.12 (5712.00 for the AC and 7173.12 for the fuel cell) from $50,820.00 to $63,705.12 for production under 0010HA and from $58,443.00 to $71,328.12 for the option under 0010XA for year 1 and by $13,529.78 (5998.00 for the AC and 7531.78 for the fuel cell) from $58,443.00 to $71,972.78 for year 2.

3.                                       The total increases for this modification is as follows:

                                                0010AC, prototype CPK                                                                                                $18,299.27 x 2 =                                  $     36,458.54

                                                0010HA, production CPK                                                                                         $12,885.12 x 63 =                            $   811,762.56

                                                0010XA, option CPK                                                                                                                 $12,885.12 x 29 =                            $   373,668.48

                                                TOTAL Contract Amount Increase:                                                                                                                                                                   $1,221,889.58

4.                                       All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0009 ***

Contract:	W56HZV06C0038
Modification:	P00009
Previous Amount	$6,543,092.34
Amount of this action:	$1,185,133.00
Total contract amount:	$7,728,225.34

The purpose of the modification P0010 to W56HZV05D0382 is to establish the unit prices for installation of AoA Crew Protection Kits on the Government furnished equipment.  The installation will take place in different locations and prices are set accordingly.  Since the variables will change after the next six months, these prices are for the first program only.

1.                                       Establish the following CLIN 0010JA with the following unit prices:

$22,361.00 for installation in Charleston,

$15,835.00 for installation in Charleston, and the quantity of already installed kit is above 140,

$17,113.00 for installation in Albany, GA,

$15,624.00 for installation in Hicksville.

2.                                       Fund the installation of 53 kits at Charleston for a total of $1,185,133.00 ($22,361.00 x 53).

3.                                       Add the following installation scope of work under Section C, paragraph 3.14:

14.1 Installation of Add on Armor (AoA) Kits

14.1. Installation Requirements. The Contractor shall provide qualified and experienced personnel to install Add-on Armor (AoA) kits on the vehicles identified in Section B.

14.2. The contractor shall install the AoA kits produced under this contract in accordance with the Government approved installation instructions (CRDL 005). The Government will provide quality assurance oversight of kit installation.

14.3. The contractor shall provide adequate work facilities and all materials and equipment required for AoA kit installation.  The contractor shall provide all personnel, basic tool sets, tools identified in the AoA kit installation instructions (to include refrigerant charging equipment), and fuel for MHE, solvents and other items (i.e. eye protection, hearing protection) required to install AoA kits.

14.4. The contractor shall install kits at a rate of no less than one (1) vehicle per day.  The contractor is authorized to accelerate this rate.

14.5. The contractor shall comply with all provisions of paragraph 3.9 through 3.9.5.

14.5.1. Final Inspection Report (FIR) for installed AoA.  The FIR shall detail the AoA kit condition, any damage to the vehicle as a result of the AoA kit installation, and any repair to the AoA kit or to the vehicles.  The Government will use the FIR to record process quality control, and once signed by the certifying Government personnel certifies that work on a given vehicle has been completed to standard.

4.                                       Add the following provisioning under Sepecial contract requirements:

H.2                              To support the Global War on Terror and Fielding of the CPKs, the contractor agrees to enter into a seperate parts support contract with the Defense Supply Center Columbus (DSCC) of the Defense Logistic Agency (DLA) for 3 years from contract award.  The contract will provide a ready means of acquisition of replacement parts and/or components in support of the AoA kit.  The contractor must be able to process both manual and electronic orders for DLA stock purchases and manual order for TACOM.

5.                                       Based on the above changes the total contract amount has increased by $1,185,133.00 from $6,543,092.34 to $7,728,225.34.

6.                                       All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0010 ***

Contract:	W56HZV-06-C0038
Modification:	P00010
Previous Amount:	$7,728,225.34
Amount of this action:	$4,057.00
Total Contract amount:	$7,732,282.34

Modification P00010 to contract W56HZV-06-C0038 is issued to do the following:

1.                                       Establish the following D7G dozers as GFE being provided to ADSI for installation of the Add on Armor, Crew Protection Kit.

3ZD01083-R

3ZD00758-R

3ZD01209

3ZD0512

3ZD01161

3ZD1138

3ZD1201-R

2.                                       Change the Surveillance Criticality Designation Code (SCD) (page one, block 7) from C to A, so this contract will have a higher level of priority to the DCMA community.

3.                                       Establish CLIN 0010AD for the one time cost of two test coupons with combat locks for the total amount of $4,057.00.

3.                                       Based on the above, the contract amount is increased by $4,057.00 from $7,728,225.34 to $7,732,282.34.  All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0011 ***

CONTRACT:	W56HZV-06-C0038
MODIFICATION:	P00011
PREVIOUS AMOUNT:	$7,732,282.34
AMOUNT OF THIS ACTION:	$5,334.00
TOTAL CONTRACT AMOUNT:	$7,737,616.34

Modification P00011 to contract W56HZV-06-C0038 is issued to do the following:

1.                                       Establish CLIN 0010NA for the New Equipment Training (NET) Development Support for a total amount of $5,334.00.

2.                                       Add the following NET scope of work in Section C, under paragraph C.15:

C.15 New Equipment Training (NET) Development Support

C.15.1 The government will use a NET contractor to develop training on all the Add on Armor (AoA) Crew Protection Kits (CPK) produced by American Defense Systems, Inc. (ADSI).  ADSI (the CPK OEM) shall support the NET contractor in his efforts to develop and deliver training on all the AoA CPKs. ADSI shall provide the NET contractor all necessary source data and documentation for AoA CPK installation instructions and technical bulletins within 72 hours of being notified by the contracting officer.  Source data and documentation shall be provided in electronic format.  The CPK OEM shall be available to explain the contents of these documents with the NET contractor.  ADSI shall allow the NET contractor access to the AoA kitted vehicles being used for TB/PPL development within 48 hours of being notified by the contracting officer.  Access shall include visual inspection of the AoA kitted vehicle and discussion with TB/PPL developers.

C.15.2 ADSI shall participate in NET development conferences upon notification from the contracting officer.

3.                                       Based on the above, the contract amount is increased by $5,334.00 from $7,732,282.34 to $7,737,616.34.  All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0012 ***

1.                                       Modification P00012 to Contract W56HZV-06-C0038 is issued to authorize DCMA, New York to inspect the glass for the Crew Protection Kits produced by American Defense Systems, INC.  This statement will be added to clause 52.246-4005 Inspection and Acceptance Points: Origin.

2.                                       Based on the above there is no change to the contract amount. All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0013 ***

Contract:	W56HZV-06-C0038
Modification:	P00013
Previous Amount:	$7,737,616.34
Amount of the action:	$170,869.68
Total Contract Amount:	$7,908,486.02

Modification P00013 to Contract W56HZV-06-C0038 is issued to make the following price changes due to the crew protection kit upgrades required as a result of either the Critical Design Review or testing.  Upgrades include lift/tie down provisions with and without shims, gun rack mounts, bolts for combat locks, and rescue wrench. A previous error on the air conditioner is also corrected under this price adjustment.

1.                                       The breakdown for the price adjustment is as follows:

EACH DOZER	Prototype	Prod/Option YR1	Option YR2
Lift/tie downs	2741.00	1467.00	1780.00
Gun rack mounts	712.50	153.00	161.00
Bolts for 1 lock	6.30	6.30	6.62
Rescue Wrench	63.00	63.00	66.00
A/C error	4204.24	0.00	0.00
UP increase	7727.04	1689.30	2013.62

2.                                       The unit prices for the prototype dozer CPK, CLIN has.

3.                                       The unit prices for the CPK are adjusted as follows:

0010AC, prototype increased by $7,727.04                    from $50,929.27 to $58,929.27

0010HA, production increased by $1689.30                from $63,705.12 to $65,394.42

0010XA, option yr 1 increased by $1689.30                 from $71328.12 to $73,017.42

0010XA, option yr 2 increased by $2013.62                 from $71972.78 to $73,986.40

4. The total increase for this modification is as follows:

0010AC, prototype CPK	$7727.04 X 2 =	$15,454.08
0010HA, production CPK	$1689.30 X 63 =	$106,425.90
0010XA, option CPK	$1689.30 X 29 =	$48,989.70
Total Contract Amount Increase:		$170,869.68

3.                                       Based on the above, the contract amount is increased by $170,869.68 from $7,737,616.34 to $7,908,486.02

4.                                       All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0014 ***

Contract:	W56HZV-06-C0038
Modification:	P00014
Previous Order amount:	$7,908,486.02
Amount of this action:	34,905.61
Total Order Amount:	7,943,391.63

Modification P00014 to contract W56HZV-06-C0038 is issued to add funding for refurbishment of dozer prototype crew protection kit on the vehicle that was tested at the Aberdeen testing facility and for the transportation of the vehicles from Aberdeen to American Defense System, Inc (ADSI) at Charleston, SC.  This modification also funds for the refurbishment and transportation of the second prototype crew protection kit on a dozer from ADSIs subcontractor XMCO in Warren, MI to ADSIs facility in Charleston, SC.

1.                                       The following CLINS have been established for the refurbishment obligations:

0010AF refurbishment of 1 CPK on Dozer at Aberdeen for $16,105.00.

0010BF refurbishment of 1 CPK on Dozer at XMCO for $8,516.00

2.                                       The following CLINS have been established for the transportation obligations:

0010AT for $4,329.78 for transportation of 1 dozer with CPKs from Aberdeen to ADSI, Charleston, SC;

0010BT for $5,954.83 for transportation of 1 dozer with CPKs from XMCO, Warren MI to ADSI, Charleston, SC.

3.                                       Based on the above, the order amount has increased by $34,905.61 from $7,908,486.02 to $7,943,391.63.

4.                                       All other terms and conditions remain unchanged and full force and effect.

*** END OF NARRATIVE A0015 ***

Contract:	W56HZV-06-C0038
Modification:	P00015
Previous Order Amount:	$7,943,391.63
Amount of this Action:	$129,883.76
Total Order Amount:	$8,073,275.39

Modification P00015 is issued to:

1. Establish and fund CLIN 0010PA, Prescribed Load List (PLL) Package as described in Attachment 015, for the D7G dozer CPK, for the price of $1,411.78 for the first year and $1,482.37 for the second year of contract.  This package goes with every CPK on contract, which a total of 92. The total amount for this CLIN is $129,883.76 ($1,411.78 X 92 = 129,883.76).

2.                                       Establish CLIN 0010PB, Authorized Stockage List (ASL) Package as described in Attachment 016, for the D7G dozer CPK for the price of $55,870.71 for the fist year and $58,664.25 for the second year of the contract.

3.                                       Based on the above, the contract amount has increase by $129,883.76 from $7,943,391.63 to $8,073,275.39.

4.                                       All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0016 ***

Contract:	W56HZV-06-C-0038
Modification:	P00016
Previous Order Amount:	$8,073,275.39
Amount of this Action:	$489,622.59
Total Order Amount:	$8,562,897.98

Modification P00016 is issued to:

1.                                       Replace Attachment 015, Prescribed Load List (PLL) due to the fact that the mirror bracket was deleted off the list.  There is no change in the price.

2.                                       Replace Attachment 016, Authorized Stockage List (ASL) due to the fact that the mirror bracket was deleted off the list.  The price under CLIN 0010PB has changed from $55,870.71 to $54,402.51 for the first year and from $58,664.25 to $57,122.64 for the second year.

3.                                       Fund 0010PB, for 9 each ASL packages or push packages. The total for this CLIN is $489,622.59 or (54,402.51 X 9).

4.                                       Based on the above, the contract amount has increase by $489,622.59 from $8,073,275.39 to $8,562,897.98.

5.                                       All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0017 ***

Contract:	W56HZV-06-C-0038
Modification:	P00017
Previous Order Amount:	$8,562,897.98
Amount of this action:	$10,293.40
Total contract Amount:	$8,573,191.38

Modification P00017 is issued to:

1.                                       Increase CLIN 0013,  TECHNICAL BULLETIN AND PROVISIONING by $10,293.40 from $182,243.76 to $192,537.16 to include videography cost.

2.                                       Based on the above the contract amount has increase by $10,293.40 from $8,562,897.98 to $8,573,191.38.

3.                                       All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0018 ***

1.                                       The purpose of this modification P00018 is to change from Clause FAR 52-245-2 — Government Property, (May 2004) to 52-245-2 — Government Property, Alternate I (Apr 1984).

2.                                       Based on the above change the Government will assume the risk of loss pursuant to FAR clause 52-245-2, Alternate 1 for all government property in the contractor’s possession.

3.                                       Based on the above there is no change to the contract amount.  All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0019 ***

Contract:	W56HZV-06-C-0038
Modification:	P00019
Previous contract Amount:	$8,573,191.38
Amount of this Action:	$22,441.70
Total Contract Amount:	$8,595,633.08

Modification P00019 to contract W56HZV-06-C-0038 is issued to:

1.                                       Increase the price for the ASL package by $20,238.80 due to change in glass and more parts added to each package from:

Year	1	2
From	54402.51	57122.64
To	74633.31	78364.93

CLINS 0010PB is increased by $182,077.20 from $489,622.59 to $671,699.79 to reflect the change for the 9 ASL packages already order on contract.

2.                                       Replace Attachment 016, the Authorized Stockage List for the Dozer.

3.                                       Establish CLIN 0010YA, Storage cost for $10,328.01. The government will pay the daily rate of $13.09 for each crew protection kit left in storage over 60 days after inspection at ADSI. This amount is for 12 dozers in storage for a total of 789 days during October, November and December 2006 timeframe.

4.                                       Establish CLIN 0010XB, Oconus Crating for $111,123.51 to add the cost of crating the CPKs for overseas shipments. The unit price during the first year is $2,096.67 and during the second year $2,201.51. The amount is for 53 kits already shipped.

5.                                       Incorporated the following price changes to the crew protection kit due to upgrades directed by the Government. Upgrades include egress decals, door strap brackets, fuse panel decals and second data plate to reflect the armored vehicle.  The unit price increase for the CPK under the basic quantity and first year option is $48.79 and $51.23 for CPK option in the second year.  Therefore, CLIN 0010HA changes from $65,394.42 to $65,442.79.  Total increase for 63 kits equals $3,073.77. CLIN 0010XA changes form $73,017.42 to $73,066.21. Total increase for 29 kits equals $1,414.79.

6.                                       Incorporated Attachment 017, the Spare Parts List with the corresponding prices for the D7G dozer.

7.                                       Establish Clin 0010YB, Uninstalled Vehicles Adjustment for $27,504.76.  The Government will pay this amount for the 14 vehicles not presented to ADSI for installation while in Charleston, South Carolina for the purpose of installing crew protection kits on 140 (multi and dozers) vehicles in a six month period, as agreed upon at the time of negotiation of installation prices.

8.                                       Adjust the amount under CLIN 0010JA, CPK Installation on D7G Dozer. Decrease $1,185,133.00 by $313,054.00 to $872,079.00 for the 14 installations not required.

9.                                       Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0020 ***

Contract:	W56HZV-06-C-0038
Modification:	P00020
Previous contract Amount:	$8,595,633.08
Amount of this Action:	$276,342.71
Total Contract Amount:	$8,871,975.79

Modification P00020 to contract W56HZV-06-C0038 is issued to:

1.                                       Establish                       CLIN 0014AA for $93,527.47 Spare parts for Balad

CLIN 0014AB for $91,956.11 Spare parts for Baghdad

CLIN 0014AC for $90,859.13 Spare parts for Bagram

                                                Total amount of $276,342.71 for DOZER spare parts on the following two pages (2A and 2B)

2.                                       Correct Paragraph 9 on page 2 of Modification P00019 to read as follows:

The contract amount is increased by $22,441.70 from $8,573,191.38 to $8,595,633.08.

3.                                       Based on the above, the contract amount is increased $276,342.71 from $8,595,633.08 to $8,871,975.79.

*** END OF NARRATIVE A0022 ***

Contract:	W56HZV-06-C-0038
Modification:	P00021
Previous contract Amount:	$8,871,975.79
Amount of this Action:	$933,944.96
Total Contract Amount:	$9,805,920.75

Modification P00021 to contract W56HZV-06-C-0038 is issued to:

1.                                       Establish                 CLIN 0010XC for $740,376.30, 10 D7G Dozer Add on Armor (AoA) Crew protection Kits (CPKs) at $74,037.63 each.

CLIN 0010XD for $22,015.10, OCONUS crating for 10 Dozer CPKs and overpacks at $2,201.51 each.

CLIN 0010XE for $14,823.70, 10 D7G Dozer PLL Packages at $1,482.37 each.

CLIN 0010XF for $156,729.86, 2 D7G Dozer ASL packages at $78,364.93 each.

2.                                       Adjust the delivery date for the following CLINs:

CLIN 0014AC - BAGRAM spare parts, from 28-Feb-2007 to 09-APR-2007

CLIN 0014AB - BAGHDAD spare parts, from 28-Feb-2007 to 09-APR-2007

CLIN 0014AA - BALAD spare parts, from 30-Mar-2007 to 09-APR-2007

3.                                       Based on the above, the contract amount is increased by $933,944.96 from $8,871,975.79 to $9,805,920.75.

4.                                       All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0023 ***

Contract:	W56HZV-06-C-0038
Modification:	P00022
Previous contract Amount:	$9,805,920.75
Amount of this Action:	$762,391.40
Total Contract Amount:	$10,568,312.15

Modification P00022 to contract W56HZV-06-C-0038 is issued to:

1.                                       Add CLIN 0015XA for $740,376.30, 10 D7G Dozer Add on Armor (AoA) Crew protection Kits (CPKs) at $74,037.63 each. Delivery date for these dozer will be May 02, 2007. This procurement is being made on behalf of USMC and POC is Mike Farley, Marine Corps System Command, 2200 Lester Street, Quantico, VA 221324; Office (703) 432-3727.

2.                                       Add CLIN 0015XC for $22,015.10, OCONUS crating for 10 Dozer CPKs at $2,201.51 each.

3.                                       Based on the above, the contract amount is increased by $762,391.40 from $9,805,920.75 to $10,568,312.15.

4.                                       All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0024 ***

Contract:	W56HZV-06-C-0038
Modification:	P00023
Previous contract Amount:	$10,568,312.15
Amount of this Action:	$914,869.68
Total Contract Amount:	$11,483,181.83

Modification P00023 to contract W56HZV-06-C-0038 is issued to:

1.                                       In accordance with Contract Clause 30 - Separately Price Option, CLIN 0016XA is established in the amount of $888,451.56, for the award of 12 D7G Dozer Add on Armor (AoA) Crew protection Kits (CPKs) at $74,037.63 each. Delivery date for these CPKs will be May 09, 2007. This procurement is being made on behalf of NAVY.

2.                                       Add CLIN 0016XC for $26,418.12, OCONUS crating for 12 Dozer CPKs at $2,201.51 each.

3.                                       Based on the above, the contract amount is increased by $914,869.68 from $10,568,312.15 to $11,483,181.83.

4.                                       All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0025 ***

Contract:	W56HZV06-C-0038
Modification:	P00024
Previous contract Amount:	$11,483,181.83
Amount of this Action:	$739,114.06
Total Contract Amount:	$12,222,295.89

Modification P00024 to Contract W56HZV-06-C0038 is issued to:

1.                                       Add the Scope of Work for the USMC/USN version of the dozer in Section C, paragraph 16.

This procurement is being made on behalf of the USMC and POC is Mike Farley, Marine Corps System Command, 2200 Lester Street, Quantico, VA 22324; Office (703)432-3727.

2.                                       ADD CLINs 0015 A010 Safety Assessment Report (SAR) update for $1000.00

0015AA Technical Bulletin and Provisioning for $206,545.17; this includes $42,865.12 for reengineering and TB/PPL support

0015AC Prototype Kit for $69,273.48

0015BT Transportation for $17,073.32 for 1 Prototype and 10 CPKs to Charleston

0015PA Prescribed Load List (PPL) Package, 10 each for $14,823.70

0015PB Authorized Stockage List (ASL) Package, 5 each for $391,824.60

0015SA ASL update for $1000.00

0015SB Spare Parts Price List (SPPL) update for $1000.00

0015SC PPL update for $1000.00

0015TA Drawing Package for $20,720.32

0015TB Technical Data Package, Level III (TDP) for $15,000

3.                                       Increase the Option quantity for CPKs by 124 each from 63 to 187 at second year unit price of $74,037.63, unless a discount is granted at time of award. Change appears in the narrative under CLIN 0010XA and Clause 30, 52.217-4001, Separately Priced Option for Increased Quantity.

4.                                       Based on the above, the contract amount is increased by $739,114.06 from $10,568,312.15 to $12,222,295.89.

5.                                       All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0026 ***

Contract:	W56HZV-06-C-0038
Modification:	P00025
Previous contract Amount:	$12,222,295.89
Amount of this Action:	$1,734,610.35
Total Contract Amount:	$13,956,906.24

Modification P00025 under contract W56HZV-06-C-0038 is issued to:

1.                                       Add CLIN 0015XB for $1,628,827.86, 22 USMC D7G Dozer Add on Armor (AoA) Crew Protection Kits (CPKs) at $74,037.63 each, from the option quantity under CLIN 0010XA per clause 30,52.217-4001. Delivery date for these CPKs will be (11) on 12 Jun 07 and (11) on 18 Jun 07.  This procurement is being made for the United States Marine Corp. (USMC).

2.                                       Add CLIN 0015XE for $32,612.14. 22 D7G PLLs/(overpacks) at $1,482.37 each.

3.                                       Add CLIN 0015XD for $48,433.22, OCONUS crating for 22 D7G Dozer CPKs at $2,201.51.

4.                                       Increase CLIN 0015BT by $24,737.13 for the transportation of 22 CPKs at $2,248.33 per trailer, 2 CPKs per trailer.

5.                                       Based on the above the total amount of the contract increased by $1,734,610.35 from $12,222,295.89 to $13,956,906.24.

6.                                       All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0027 ***

Contract:                                                                                                                                               W56HZV-06-C-0038

Modification:                                                                                                                        P00026

Previous contract Amount:                                                13,956,906.24

Amount of this Action:                                                                           23,707.09

Total Contract Amount:                                                                 13,980,613.33

Modification P00026 to contract W56HZV-06-C-0038 is issued to:

1.                                       Change the following price of the Authorized Stockage List (ASL) package due to upgrades, to include mirror brackets and add OCONUS crating for the ASL package.  The unit price for the production of the ASL has increased by the following:

Mirror Bracket:                                        114.82 ea x 10 per ASL = $1,148.20

OCONUS Crating:                        $1,006.99 per ASL package

Mirror Bracket prices were included in ASL package negotiations during mod P00015.

2.                                       The total amount of the ASL package increased by $2,155.19 from $78,364.93 to $80,520.12.

3.                                       Increase CLIN 0010PB by $19,396.71 for ASL upgrades.

                                                9 ASLs x $2,155.19 = $19,396.71

4.                                       Increase CLIN 0010XF by $4,310.38 for ASL upgrades.

                                                2 ASLs x $2,155.19 = $4,310.38

5.                                       Replace Attachment 016, the Authorized Stockage List for the D7G Dozer.

6.                                       Based on the above changes the total contract amount increased by $23,707.09 from $13,956,906.24 to $13,980,613.33.

7.                                       All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0028 ***

                                                Contract:                                                                                                                                               W56HZV-06-C-0038

                                                Modification:                                                                                                                        P00027

                                                Previous contract Amount:                                                $13,980,613.33

                                                Amount of this Action:                                                                    $    -263,436.39

                                                Total Contract Amount:                                                                 $13,717,177.04

Modification P00027 to contract W56HZV-06-C-0038 is issued to:

1.                                       Decrease 0010JA, CPK INSTALLATION ON D7G DOZER by $290,693.00 from $872,079.00 to $58,136.00 due to the change in number of vehicles presented for installation with crew protection kits.  The total number of kits installed is 26 at $22,361.00 each.

2.                                       Increase 0010XB, OCONUS CRATING by $27,256.71 from $111,123.51 to $138,380.22.  This amount is for a total of 66 each Oconus crating.  The 66 is made up of the 63 kits under 0010HA and 29 kits under 0010XA, less the 26 kits installed under 0010JA. The unit price for oconus crating is $2,096.67 X 66 = $138,380.22.

3.                                       Extend the delivery dates under 0015XA to May 9, 07 and 0016XA to May 16, 07.

3.                                       Based on the above changes the total contract amount is decreased by $263,436.29 from $13,980,613.33 to $13,717,177.04.

4.                                       All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0029 ***

Contract:                                                                                                               W56HZV-06-C-0038

Modification:                                                                                        PT0028

Previous contract amount:                    $13,717,177.04

Amount of this action:                                        $                0.00

Total Contract Amount:                                 $13,717,177.04

Modification PT0028 under contract W56HZV-06-C-0038 is issued to:

1.                                       Issue the following shipping instructions for the 12 NAVY D7G Crew Protection Kits (CPK), per mod P00023.

For the (7) D7G AoA kits going to Kuwait

SHIP TO: DoDDAC: W91992

Army Field Support Battalion

Kuwait (AMC LSE SWA Kuwait)

POC: Phil Jordan, Cell: 720.0594

Email: philip.wayne.jordan@us .army.mil

CAMP Arifjan, KUWAIT

APO: 09366

APO: AE 09391

For the (5) D7G AoA kits going to Port Hueneme, CA

DoDDAC: N62583

NAVAL Facilities Expeditionary

Logistics Center (NFELC)

c/o NBVC Supply,

Bldg 801

1000 23rd Ave

Port Hueneme, CA 93043-4301

POC: CMC (SCW) Shawn Hollister 805.982.3157

2.                                       All other terms and conditions remain unchanged and in full force.

*** END OF NARRATIVE A0030 ***

Contract:                                                                                                                       W56HZV-06-C-0038

Modification:                                                                                                P00029

Previous contract Amount:                        $13,717,177.04

Amount of this Action:                                            $                0.00

Total Contract Amount:                                         $13,717,177.04

Modification PT0029 under contract W56HZV-06-C-0038 is issued to:

1.                                       Change the delivery date under CLIN 0015PB, for five ASL packages to July 26, 2007.

2.                                       All other terms and conditions remain unchanged and in full force.

*** END OF NARRATIVE A0031 ***

Contract:                                                                                                                       W56HZV06C0038

Modification:                                                                                                P00030

Previous contract Amount:                        $13,717,177.04

Amount of this Action:                                            $                0.00

Total Contract Amount:                                         $13,717,177.04

Modification P00030 under contract W56HZV-06-C-0038 is issued to:

1.                                       Replace Attachment 17, Spare Parts Price List (SPPL) with an updated version dated June 07.  All previous editions should be discarded.

2.                                       The contract amount and all other terms and conditions remain unchanged, and in full force and effect.

*** END OF NARRATIVE A0032 ***

Contract:                                                                                                                       W56HZV06C0038

Modification:                                                                                                P00031

Previous contract Amount:                        $13,717,177.04

Amount of this Action:                                            $         4,215.86

Total Contract Amount:                                         $13,721,392.90

1.                                       To fund CLIN 0016AA, Dozer Parts for $4,215.86 to procure the following dozer parts from ADSI:

D7G-EFPL, External Floor Plate Left	1 each	$2,798.81
D7G-SPBL, Side Plate Bracket Left	1 each	703.68
D7G-EFPB, External Floor Plate Bracket	1 each	263.89
MB, Mirror Bracket	2 each	248.08
OCONUS Crating*	1 each	201.40
Total:		$4,215.86

* A rear panel for the Scraper, part number 621B-RP will also be shipped with the above parts to the same destination.

2.                                       The following shipping instructions are provided:

                                                SHIP TO: DODAAC: W91JJY

                                                AFSBn-AF (BAF) Bagram Air Field

                                                Operation Enduring Freedom

                                                ATTN: CPT Chuck Martin or CPT Wanda Penn-Pressley

                                                Comm. Phone 732-427-5110, press 1, then 6016

                                                DSN: 312-987-5110, press 1, then 6016 Bagram Afghanistan

3.                                       Based on the above, the contract amount has increased by $4,215.86 from $13,717,177.04 to $13,721,392.90.

4.                                       All other terms and conditions remain in full force and effect.

*** END OF NARRATIVE A0033 ***

Contract:                                                                                                                       W56HZV-06-C-0038

Modification:                                                                                                P00032

Previous contract Amount:                        $13,721,392.90

Amount of this Action:                                            $                0.00

Total Contract Amount:                                         $13,721,392.90

Modification P00032 under contract W56HZV-06-C-0038 is issued to:

1.                                       Incorporate the United States Marine Corp (USMC) version D7G-C Spare Parts Price List (SPPL) into attachment 017.

2.                                       The contract amount and all other terms and conditions remain unchanged, and in full force.

*** END OF NARRATIVE A0034 ***

Contract:                                                                                                                       W56HZV-06-C-0038

Modification:                                                                                                P00033

Previous contract Amount:                        $13,721,392.90

Amount of this Action:                                            $     309,573.64

Total Contract Amount:                                         $14,030,966.54

Modification P00033 under contract W56HZV-06-C-0038 is issued to:

1.                                       Procure spare parts on behalf for the United States marine Corp (USMC), off the spare parts list (SPPL), attachment 17 incorporated in contract by modification P00032, for the marine dozer D7G-C. POC for USMC is Mike Farley, 2200 Lester Street, Quantico, VA 22134-6050.  Email: michael.j.farley@usmc.mil, phone: 703.432.3727

2.                                       To fund CLIN 0015SD, USMC dozer spare parts, for $309,573,64, this amount is for the spare parts listed on the following three pages (2A - 2C) OCONUS crating and transportation from Hicksville, NY to Charleston, SC.

3.                                       Based on the above, the contract amount has increase by $309,573.64 from $13,721,392.90 to $14,030,966.54.

4.                                       All other terms and conditions remain in full force and effect.

*** END OF NARRATIVE A0035 ***

Contract:                                                                                                                       W56HZV06-C0038

Modification:                                                                                                P00034

Previous contract Amount:                        $14,030,966.54

Amount of this Action:                                            $       37,824.64

Total Contract Amount:                                         $14,068,791.18

Modification P00037 to Contract W56HZV-06-C0038 is issued to:

1.                                       Add the Scope of Work for the Navy version of the dozer in Section C, paragraph 18 as follows:

18.                                 Scope of work for the D7G NAVY Dozer Add on Armor Crew Protection Kit.

The contractor shall perform a design assessment to determine the required modifications to the D7G CPK to ensure its installation on the US Navy version of the D7G dozer. The modifications shall not degrade vehicle operation, maintenance, safety and survivability characteristics of the CPK. The contractor shall validate the design assessment by installing a modified D7G CPK on a Navy D7G dozer. The Navy will approve the CPK design modifications and installation on the D7G dozer.  A Navy D7G dozer and D7G CPK will be provided as GFE. At the direction of the PCO, the contractor shall ship the Navy D7G dozer with CPK to the following location:

Receiving Officer (N35554)

Naval Constructions Battalion Center

Bldg. 230 Upper Nixon Road

Gulfport, MS 39501-5001

POC: Jim Todd (228)871-3855 or Greg Stanly (228)871-3856

2.                                       Add CLIN 0016XB, NAVY version/Dozer CPK, for $37,386.40. This amount includes reengineering, transportation (from Hicksville, NY to Gulfport, MS) material and installation costs; also an addendum to the installation instructions to incorporate the added tasks involved in dismantling the cold weather cab.

3.                                       This procurement is being made on behalf of the US NAVY and POC is CMC (SCW) Shawn Hollister, N3 Armor, Naval Facilities Expeditionary Logistics Center, 1000 23rd Ave, Building 1000, Port Hueneme, CA 93043-4301. Cell: 805-207-8062, email: shawn . hollister&navy. mil.

4.                                       Based on the above, the contract amount is increased by $37,824.64 from $14,030,966.54 to $14,068,791.18.

5.                                       All other terms and conditions remain in full force and effect.

*** END OF NARRATIVE A0037 ***

Contract:                                                                                                                       W56HZV-06-C-0038

Modification:                                                                                                P00035

Previous contract Amount:                        $14,068,791.18

Amount of this Action:                                            $  1,313,553.53

Total Contract Amount:                                         $15,382,344.71

Modification P00035 to Contract W56HZV-06-C-0038 is issued to:

1.                                       Establish and fund CLIN 0010XG for $888,451.56 to procure 12 D7G Dozer Crew Protection Kits (CPKs) for the United States Army, at $74,037.63 each, from the option quantity IAW clause 30, 52.217-4001. Delivery date for these CPKs will be 23 October 2007.

2.                                       Establish and fund CLIN 0010XH for $26,418.12 for OCONUS crating for the 12 D7G Dozer CPKs referenced in paragraph one (1), at $2,201.51 each, for the United States Army. Delivery date for these PLLs will be 23 October 2007.

3.                                       Establish and fund CLIN 0010XJ for $17,788.44 to procure 12 D7G Dozer Prescribed Load List (PLL) packages, overpacked, at $1,482.37 each, for the United States Army.

4.                                       Establish and fund CLIN 0015SE for $373,525.80 in order to procure spare parts for the United States Marine Corps, off of the Spare Parts Price List (SPPL), Attachment 017 as amended, for the D7G Dozer as established by Modification P00019 paragraph 6.  The spare parts to be procured are listed on the following two (2) pages (2A 2B).

5.                                       Establish and fund CLIN 0015SF for $7,369.61 for OCONUS crating and transportation from Hicksville, NY to Charleston, SC of the Spare Parts referenced in paragraph four (4).

6.                                       Based on the foregoing, the total amount of the contract is increased by $1,313,553.53 from $14,068,791.18 to $15,382,344.71.

7.                                       All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0038 ***

Contract:                                                                                                                       W56HZV06C0038

Modification:                                                                                                P00036

Previous contract Amount:                        $15,382,344.71

Amount of this Action:                                            $       39,595.09

Total Contract Amount:                                         $15,421,939.80

Modification P00036 to Contract W56HZV-06-C0038 is issued to:

1.                                       Establish and fund CLIN 0014AD for $39,595.09 to procure spare parts for the US Army.  The amount also includes $2,752.69 for OCONUS crating and transportation of the parts from Hicksville, NY to Charleston, SC.  The delivery date for these parts is 23 October 2007.

2.                                       Shipping instruction are:  SHIP TO: DODDAC: W903XY, POC: CW4 WILSON CANNON, 1169TH Engineer Group, Bldg. W22, Camp Liberty, Iraq. APO: AE 09344, POC email: wilson.cannon@mnd-b.army.mil; DSN: 318.847.2350; VOIP 242-4747.

3.                                       Based on the above, the total amount of the contract is increase by $39,595.09 from $15,382,344.71 to $15,421,939.80.

4.                                       All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0039 ***

Contract:                                                                                                                       W56HZV06C0038

Modification:                                                                                                P00037

Previous contract Amount:                        $15,421,939.80

Amount of this Action:                                            $     100,948.26

Total Contract Amount:                                         $15,522,888.06

Modification P00037 to Contract W56HZV-06-C0038 is issued to:

1.                                       Establish and fund CLIN 0014AE for $40,473.15 to procure spare parts shown on page 2A for the US Army.  The amount also includes $415.27 for OCONUS crating.  The delivery date for these parts is 3 December 2007.

2.                                       Shipping instruction for the above parts are: SHIP TO: DODDAC: W903XY, 1169th Engineering Group, Bldg W22, Camp Liberty, IRAQ; APO: AE 09344; POC CW4 Wilson Cannon; email: Wilson.Cannon@MND-B.army.mil; DSN: 318-847-2350, VIP: 242-4747; TAC code:  A1LD.

3.                                       Establish and fund CLIN 0014AF for $670.89 to procure 4 each, D7G-C-SPLB at $151.03 each on behalf of USMC. The amount includes $66.77 for OCONUS crating and transportation of the parts from Hicksville, NY to Charleston, SC. The delivery date for these parts is 20 September 2007.

4.                                       Shipping instruction for the above parts are: FY4462, 437 LRS/LGR DCO, 113 S. Bates Street (Bldg 178), Charleston AFB, SC 29404-4718. ATTN: Patrick Logan, DODDAC: MMX160. MARK FOR: USMC TMO-EAST, OIF M/F MMX160, AL TAQQADUM AB, HABBANIYAH IQ, ATTN: MEF IIP/ATTN: CWO-4 MAYFIELD.

5.                                       Establish and fund CLIN 0010XL for $59,804.22 to procure spare parts shown on page 2B for the US Army. The delivery date for these parts is 2 November 2007.

6.                                       Shipping instructions for the above spare parts are: DODDAC: W91JJY, AFSBn-AF (BAF) Bagram Air Field, Operation Enduring Freedom, ATTN: CPT Chuck Martin or CPT Wanda Penn-Pressley, Comm Phone: 732.427.5110, press 1, then 6016, DSN: 312.987.5110, press 1, then 6016 Bagram Afghanistan.

7.                                       For administrative purposes, replace PRON R166F2092T with PRON R176F2032T and CLIN 0010XG with CLIN 0010XK.

8.                                       Based on the above, the total amount of the contract is increased by $100,948.26 from $15,421,939.80 to $15,522,888.06.

9.                                       All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0040 ***

Contract:                                                                                                                       W56HZV06C0038

Modification:                                                                                                P00038

Previous contract Amount:                        $15,522,888.07

Amount of this Action:                                            $     138,119.80

Total Contract Amount:                                         $15,661,007.87

Modification P00038 to Contract W56HZV-06-C0038 is issued to:

1.                                       Establish and fund CLIN 0015JA for $81,244.80 in order to complete installation of five (5) USMC configuration D7G Dozers at $16,248.96 each.  The D7G Dozers will be delivered by the United States Navy to Hicksville, NY and use US Army Add on Armor (AoA) Crew Protection Kits (CPKs), as incorporated by Modification P00009 and IAW Clause 29, 52.217-4001 Separately Priced Option for Increased Quantity. All work required for installation is listed in Section C.3.14 of the base contract.

2.                                       Establish and fund CLIN 0015JB for $56,875.00 for transportation of five (5) D7G Dozers after completion of installation of CPKs from Hicksville, NY to Albany, GA. The delivery date for these Dozers is 31 December 2007.

3.                                       Based on the above, the total amount of the contract is increased by $138,119.80 from $15,522,888.07 to $15,661,007.87.

4.                                       All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0041 ***

Contract:                                                                                                                       W56HZV-06C-0038

Modification:                                                                                                P00039

Previous contract Amount:                        $15,661,007.86

Amount of this Action:                                            $  2,150,901.69

Total Contract Amount:                                         $17,811,909.55

Modification P00039 to Contract W56HZV-06-C-0038 is issued to:

1.                                       Establish and fund CLIN 0010XM for $1,480,752.60 to award 20 D7G Dozer Crew Protection Kits (CPKs) for the United States Army, at $74,037.63 each, from the option quantity IAW clause 30, 52.217-4001. Delivery date for these CPKs will be 21 December 2007.

2.                                       Establish and fund CLIN 0010XN for $44,030.20 for OCONUS crating for the 20 D7G Dozer CPKs referenced in paragraph one (1), at $2,201.51 each, for the United States Army.

3.                                       Establish and fund CLIN 0010XP for $322,080.48 to procure 4 D7G Dozer Authorized Stockage List (ASL) packages, at $80,520.12 each including OCONUS crating, for the United States Army.  Delivery date for the ASL packages will be 10 January 2008.

4.                                       Establish and fund CLIN 0015SG for $133,409.40 in order to procure spare parts for the United States Army, off of the Spare Parts Price List (SPPL), Attachment 017 as amended, for the D7G Dozer as established by Modification P00019 paragraph 6.  The spare parts to be procured will be shipped to Bagram Air Base, Afghanistan and are listed on the following page 2A.  Delivery date for these spares will be 13 March 2008.

5.                                       Establish and fund CLIN 0015SH for $167,249.13 in order to procure spare parts for the United States Army, off of the Spare Parts Price List (SPPL), Attachment 017 as amended, for the D7G Dozer as established by Modification P00019 paragraph 6.  The spare parts to be procured will be shipped to LSA Anaconda, Iraq and are listed on the following page 2B.  Delivery date for these spares will be 13 March 2008.

6.                                       Establish and fund CLIN 0015SJ for $3,379.88 for OCONUS crating of the Spare Parts referenced in paragraphs four (4) and five (5) above.

7.                                       Based on the foregoing, the total amount of the contract is increased by $2,150,901.69 from $15,661,007.86 to $17,811,909.55.

8.                                       All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0042 ***

Contract:                                                                                                                       W56HZV-06-C0038

Modification:                                                                                                P00040

Previous contract Amount:                        $17,811,909.00

Amount of this Action:                                            $                0.00

Total Contract Amount:                                         $17,811,909.00

The purpose of Modification P00040 of contract W56HZV-06-C0038 is to:

1.                                       Extend subject contract due to continued mission requirements in support of Operation Iraqi Freedom and Operation Enduring Freedom.

2.                                       Contract Expiration will extend by thirty (30) days from 22 October 2007 to 22 November 2007.

3.                                       This is a no cost extension by mutual agreement of both parties.

4.                                       All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0043 ***

Contract:                                                                                                                       W56HZV-06-C0038

Modification:                                                                                                P00041

Previous contract Amount:                        $17,811,909.55

Amount of this Action:                                            $       21,589.33

Total Contract Amount:                                         $17,833,498.88

Modification P00041 to Contract W56HZV-06-C0038 is issued to:

1.                                       Establish and fund CLIN 0010JB for $21,589.33 for installation of one Army configuration D7G Dozer Crew Protection Kit at FT. Leonard Wood, MO. All work required for installation is listed in Section C.3.14 of the basic contract. The kit was procured under P0037 and found under CLIN 0010XK.

2.                                       Incorporate shipping instructions for 12 each D7G CPK under Clin 0010XK and 12 each PLL packages as follows:

a.                                       CLIN 0010XK, one each D7G Crew Protection Kit, and CLIN 0010XJ one each PLL shall be shipped as follows:

Ship to DoDDAC:  W905EY

MF UIC:  W4K729

CHIEF, PROFESSIONAL DEVELOPMENT BRANCH

ATTN:  ATSE-BFA-P (CW4 BIENUSA)

BLDG 5074 NORMANDY TRAINING AREA

1ST ENGINEER BRIGADE, A CO, 169TH ENG BN

1243 IOWA AVE

FORT LEONARD WOOD, MO.  65473-8963

Comm 573-596-0012

DSN 581-0012

dale.bienusa@us.army.mil

b.                                      CLIN 0010XK, six each D7G Crew Protection Kits, and CLIN 0010XJ six each PLL shall be shipped as follows:

FLRC Lexington: (W813NC)

5751 Briar Hill RD #135

Lexington KY 40516

POC: Ginger Cromwell 859.293.4622

Alt Jimmy Chapman 859.293.4647

c.                                       CLIN 0010XK, five each D7G Crew Protection Kits, and CLIN 0010XJ five each PLL shall be shipped as follows:

DoDAAC: N62583

NAVAL FACILITIES EXPEDITIONARY,

LOGISTICS CENTER,

1000 23RD AVENUE,

PORT HUENEME CA 93043-4301

C/O Receiving Officer Naval Construction Battalion Center

Building 801

Attn: CMC(SCW) Shawn Hollister Code N3 (805) 982-3157

Port Hueneme, CA 93043-4301

3.                                       Based on the above, the total amount of the contract is increased by $21,589.33 from $17,811,909.55 to $17,833,498.88.

4.                                       All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0044 ***

Contract:                                                                                                                       W56HZV06C0038

Modification:                                                                                                P00042

Previous contract Amount:                        $17,833,498.88

Amount of this Action:                                            $       18,806.74

Total Contract Amount:                                         $17,852,305.62

Modification P00042 to Contract W56HZV-06-C-0038 is issued to:

1.                                       Increase CLIN 0015JB established by Modification P00038 by $18,806.74 from $56,875.00 to $75,681.74 to incorporate transportation costs excluded at the time of the Modification P00038.

2.             Based on the above, the total amount of the contract is increased by $18,806.74 from $17,833,498.88 to $17,852,305.62.

3.             All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0045 ***

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	SUPPLIES OR SERVICES AND PRICES/COSTS

0010	NSN: 9999-99-999-9999
	SECURITY CLASS: Unclassified

0010AA	DEVELOPMENT, DESIGN, TRADE STUDY				LO		$70,500.00

	NOUN: D7G DOZER
	PRON: P156F0032T PRON AMD: 01 ACRN: AA
	AMS CD: 51108992014

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	UNDEFINITIZED

		$70,500.00

	ADSI is responsible for shipping the prototype vehicle to their Aberdeen shop for developing the prototype and then shipping to the Aberdeen testing facility.

	(End of narrative F001)

0010AB	DOOR ASSEMBLY, PROTOTYPE	1	EA	$1,700.00000	$1,700.00

NOUN: D7G DOZER
PRON: P156F0042T PRON AMD: 01 ACRN: AA
AMS CD: 51108992014

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W81T0H5291F004	Y00000	M		2

DEL REL CD	QUANTITY	DEL DATE
001	1	UNDEFINITIZED

FOB POINT: Destination

SHIP TO:
(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ADSI will ship to the Aberdeen testing facility.

(End of narrative F001)

0010AC	PROTOTYPE KITS (AOA CPKS)	2	EA	$58,656,3100	$117,312.62

NOUN: D7G PROTOTYPE KITS
PRON: P156F0052T PRON AMD: 03 ACRN: AA
AMS CD: 51108992014

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W81T0H5291F005	Y00000	M		2

DEL REL CD	QUANTITY	DEL DATE
001	2	30-MAY-2006

FOB POINT: Origin

SHIP TO:
(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ADSI will ship to the Aberdeen testing facility.

(End of narrative F001)

010AD	ARMOR TEST COUPONS	2	EA	$2,028.50000	$4,057.00

NOUN: COUPONS WITH COMBAT LOCKS
PRON: P156F7382T PRON AMD: 01 ACRN: AA
AMS CD: 51108992014

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Destination

Deliveries or Performance

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W81T0H6121F738	Y00000	M		2

DEL REL CD		QUANTITY		DEL DATE
001		2		30-MAY-2006

FOB POINT: Destination

SHIP TO:
(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ADSI will ship to the Aberdeen testing facility.

(End of narrative F001)

0010AF	REFURBISHMENT (ATC)			LO	$16,105.00

	NOUN: REFURBISH CPK ON DRG DOZER
	PRON: P156F7282T PRON AMD: 02 ACRN: AA
	AMS CD: 51108992014

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	31-DEC-2006

		$16,105.00

0010AT	TRANSPORTATION (ATC)			LO	$4,329.78

	NOUN: TRANSPORT D7G DOZER W/CPK
	PRON: P156F7582T PRON AMD: 01 ACRN: AA
	AMS CD: 51108992014

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	31-DEC-2006

		$4,329.78

0010BF	REFURBISHMENT (XMCO)			LO	$8,516.00

	NOUN: REFURBISH CPK ON D7G DOZER
	PRON: P156F7282T PRON AMD: 02 ACRN: AA
	AMS CD: 51108992014

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	31-DEC-2006

		$8,516.00

0010BT	TRANSPORTATION (XMCO)	LO	$5,954.83

NOUN: TRANSPORT D7G DOZER W/CPK
PRON: P156F7582T PRON AMD: 01 ACRN: AA
AMS CD: 51108992014

$5,954.83 is for transporting 1 D7G dozer with CPK
installed from XMCO, Warren MI to Charleston, SC.

(End of narrative B001)

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DEL SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	0	31-DEC-2006

	$5,954.83

0010HA	CREW PROTECTION KITS	63	EA	$65,442.79000	4,122,895.77

NOUN: D7G PRODUCTION KITS
PRON: P156F0062T PRON AMD: 04 ACRN: AA
AMS CD: 51108992014

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W81T0H5291F006	Y00000	M		2

DEL REL CD	QUANTITY	DEL DATE
001	8	30-APR-2006

002	32	30-MAY-2006

003	23	30-JUN-2006

FOB POINT: Origin

SHIP TO:
(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE
(SHIP-TO) WILL BE FURNISHED PRIOR
TO THE SCHEDULED DELIVERY DATE FOR
ITEMS REQUIRED UNDER THIS
REQUISITION.

Shipping costs are not included within
this CLIN because a destination for
the CPKs were never determined.

(End of narrative F001)

0010JA	CPK INSTALLATION ON D7G DOZER			26	EA	$581,386.00

	NOUN: ARMOR-D7G/KIT INSTALLATION
	PRON: P156F7302T PRON AMD: 01 ACRN: AA
	AMS CD: 51108992014

The unit prices are as follows:

$22,361.00 for installation in Charleston,

$15,835.00 for installation in Charleston, and

the quantity of already installed kit is above 140,

$17,113.00 for installation in Albany, GA,

$15,624.00 for installation in Hicksville.

The total amount of $581,386.00 is for

installing 26 kits at a $22,361.00 each.

	(End of narrative F001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DEL SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	26	31-DEC-2006

		$581,386.00

0010JB	CPK INSTALLATION AT FTLW, MO			LO	$21,589.33

	NOUN: ARMY-D7G CPK INSTAL AT FTLW
	PRON: P176F2262T PRON AMD: 01 ACRN: AG
	AMS CD: 51108992013

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DEL SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	30-NOV-2007

		$21,589.33

0010NA	NET DEVELOPEMENT SUPPORT			$5,334.00

	NOUN: NET SUPPORT—ALL KITS INSTAL
	PRON: P156F7302T PRON AMD: 01 ACRN: AA
	AMS CD: 51108992014

The total amount of the $5334.00 is for two conferences to support the NET contractor to develop training on all the ADSI AoA CPKs. The first one was on 25 April 06 and contractor can invoice for; the date for the second is to be determined.

The price for one conference is $2,667.00.

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DEL SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	31-DEC-2006

		$5,334.00

0010PA	PLL PACKAGE			92	LO	$129,883.76

	NOUN:D7G PLL PACKAGE-OVERPACK
	PRON: P156F7722T PRON AMD: 01 ACRN: AA
	AMS CD: 51108992014

The price for each Prescribed Load List (PLL) package

is $1,411.78. The total amount of $129,883.76 is for 92 packages. Each PLL package is described in Attachment 015 and is to be overpacked with each CPK.

For the CPKs that have already been shipped more instructions will follow.

The price for each PLL package during the second year of the contract will be $1,482.37.

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DEL SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	92	31-JUL-2006

		$129,883.76

0010PB	ASL PACKAGE			9	LO	$691,096.50

	NOUN: ARMOR-D7G/PUSH PACKAGES
	PRON: P156F7772T PRON AMD: 04 ACRN: AA
	AMS CD: 51108992014

	Per MOD P00026 Updated unit price: ASL package - $80,520.12 (YR2) includes OCONUS crating. The total amount of $691,096.50 is for 9 ASL packages. Each ASL package is described in Attachment 016.

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DEL SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	9	15-FEB-2007

		$691,096.50

0010SA	AUTHORIZED STOCKAGE LIST (ASL)			LO	$6,602.00

	NOUN: D7G DOZER
	PRON: P156F0072T PRON AMD: 01 ACRN: AA
	AMS CD: 51108992014

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DEL SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	UNDEFINITIZED

		$6,602.00

0010SB	SPARE PARTS LIST			LO	$7,850.00

	NOUN: D7G DOZERS
	PRON: P156F0082T PRON AMD: 01 ACRN: AA
	AMS CD: 51108992014

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DEL SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	UNDEFINITIZED

		$7,850.00

0010TA	DRAWING PACKAGE			SE	$42,650.00

	NOUN: D7G DOZER
	PRON: P156F0092T PRON AMD: 01 ACRN: AA
	AMS CD: 51108992014

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DEL SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	21-OCT-2006

		$42,650.00

0010TB	OPTION: LEVEL III TDP			LO			$47,750.00

	NOUN: D7G LEVEL III TDP
	PRON: P156F6812T PRON AMD: 01 ACRN: AA
	AMS CD: 51108992014

	THIS CLIN IS CURRENTLY UNFUNDED.

	THIS IS AN OPTION FOR THE TECHNICAL DATA PACKAGE WHICH MAY BE EXERCISED OVER THE LIFE OF THIS CONTRACT
	(through 20 October 07).

	(End of narrative B002)

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DEL SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	21-OCT-2006

		$47,750.00

	At time of contract award the Option quatity was 63,
	per modification P00024 option quantity is increased
	by 124 for a total of 187 CPKs.
	Option quantity used under 0010XA 29 each for Army
			under 0010XC 10 each for Army
			under 0015XA 10 each for USMC
			under 0016XA 12 each for USN
	Option quantity unused 126 each

	(End of narrative A001)

0010XA	OPTION QUANTITY CREW PROTECTION KITS			29	EA	$73,066.21000	$2,118,920.09

	NOUN: ARMOR-D7G KITS
	PRON: P156F6482T PRON AMD: 04 ACRN: AA
	AMS CD: 51108992014
	CLIN 0010XA is an OPTION line which may be exercised
	anytime over the life of this contract (through 20
	October 2007) . The unit price for additional AoA
	CPKs purchased in year one will be $73,066.21 and
	$74,037.63 in year two unless a discount is granted
	at time of award.

	(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W81T0H6019F648	Y00000	M		2

DEL REL CD	QUANTITY	DEL DATE
001	19	30-JUN-2006

002	10	30-JUL-2006

	FOB POINT: Origin
	SHIP TO:
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE
	(SHIP-TO) WILL BE FURNISHED PRIOR
	TO THE SCHEDULED DELIVERY DATE FOR
	ITEMS REQUIRED UNDER THIS REQUISITION.

0010XB	OCONUS CRATING (ARMY)			LO	$138,380.22

	NOUN: CRATING FOR OCONUS SHIPMENT
	PRON: P156F7302T PRON AMD: 01 ACRN: AA
	AMS CD: 51108992014

	Unit price for OCONUS crating is:
	$ 2,096.67 until 21 Oct 06 and
	$ 2,201.51 until 21 Oct 07.

	The total amount of $138,380.22 is for
	crating 66 kits for the ARMY at $2,096.67.

	0010HA 63 CPK
	0010XA +29 CPK (option qty)
	Total =92
	0010JA -26 CPK INSTALLATION
	=66 CPK for crating

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DEL SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	31-JAN-2007

		$138,380.22

The below is the ship to address for the following
CLINS on this modification:

CLINS: 0010XC, 0010XD, 0010XE & 0010XF

Ship to address:
FLRC Lexington: (W813NC)
5751 Briar Hill RD #135
Lexington, KY 40516

POC: Ginger Cromwell - 859.293.4622 DSN 745
Alt: Jimmy Chapman - 859.293.4647 DSN 745

TAC CODE: A1LD

(End of narrative A001)

0010XC	OPTION QUANTITY CREW PROTECTION KITS (YR2)	10	EA	$74,037.63000	$740,376.30

NOUN: AOA-D7G KITS
PRON: P166F1992T PRON AMD: 02 ACRN: AB
AMS CD: 51108992015

CLIN 0010XC is an OPTION line which may be exercised
anytime over the life of this contract (through 20
October 2007) . The unit price for additional AoA CPKs
is $74,037.63 (YR2).

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W81T0H7031F199	Y00000	M		2

DEL REL CD	QUANTITY	DEL DATE
001	5	14-FEB-2007
002	5	21-FEB-2007

FOB POINT: Origin

SHIP TO:
(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE
(SHIP-TO) WILL BE FURNISHED PRIOR
TO THE SCHEDULED DELIVERY DATE FOR
ITEMS REQUIRED UNDER THIS
REQUISITION.

0010XD	OCONUS CRATING			10	LO	$22,015.10

	NOUN: AOA-ADSI D7G KITS
	PRON: P166F2002T PRON AMD: 02 ACRN: AB
	AMS CD: 51108992015

	The total amount of $22,015.10 is for 10 CPKs crated
	for OCONUS at $2,201.51 each.

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DEL SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	5	14-FEB-2007

		$11,007.55

	DEL SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	002	5	21-FEB-2007

		$11,007.55

0010XE	PLL PACKAGE			10	LO	$14,823.70

	NOUN: AOA-ADSI D7G KITS
	PRON: P166F2002T PRON AMD: 02 ACRN: AB
	AMS CD: 51108992015

	The price for each Prescribed Load List (PLL) package
	is $1,482.37. The total amount of $14,823.70 is for
	10 PLL packages. Each PLL is described in Attachment
	015 and is to be overpacked with each CPK.

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DEL SCH	QUANTITY	PERF COMPL
	REL CD		DATE

	001	5	14-FEB-2007

		$7,411.85

	DEL SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	002	5	21-FEB-2007

		$7,411.85

0010XF	ASL PACKAGE			LO	$161,040.24

	NOUN: AOA-ADSI D7G KITS
	PRON: P166F2002T PRON AMD: 03 ACRN: AB
	AMS CD: 51108992015

	Per MOD P00026
	Updated unit price:

	ASL package - $80,520.12 (YR2) includes OCONUS crating.

	The total amount of $161,040.24 is for 2 ASL packages.

	Each ASL package is described in Attachment 016.

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DEL SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	0	03-APR-2007

	$161,040.24

0010XH	OCONUS CRATING	LO	$26,418.12

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: ARMY D7G CPK OCONUS CRATING
PRON: R166F2372T PRON AMD: 01 ACRN: AF
CUSTOMER ORDER NO: N6258307MPAT928

The total amount of $26,418.12 is for 12 CPKs crated
for OCONUS at $2,201.51.

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DEL SCH REL CD	QUANTITY	PERF COMPL DATE
	001	0	23-OCT-2007

		$26,418.12

0010XJ	PLL PACKAGE			LO	$17,788.44

	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: ARMY D7G DOZER PLL PACKAGES
	PRON: R166F2372T PRON AMD: 01 ACRN: AF
	CUSTOMER ORDER NO: N6258307MPAT928

	The total amount of $17,788.44 is for 12 PLL packages
	at $1,482.37 each, as described in Attachment 015 and
	is to be overpacked with each CPK.

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DEL SCH REL CD	QUANTITY	PERF COMPL DATE
	001	0	31-OCT-2007

		$17,788.44

	Shipping Instructions:

	One each D7G Crew Protection Kit to
	DoDAAC: W905EY
	MF UIC: W4K729
	CHIEF, PROFESSIONAL DEVELOPMENT BRANCH
	ATTN: ATSE-BFA-P (CW4 BIENUSA)
	BLDG 5074 NORMANDY TRAINING AREA
	1ST ENGINEER BRIGADE, A CO,
	169TH ENG BN
	1243 IOWA AVE
	FORT LEONARD WOOD, MO 65473-8963
	Comm 573-596-0012
	dale.bienusa@usa.army.mil

Six each D7G Crew Protection Kits to
FLRC Lexington: (W813NC)
5751 Briar Hill RD #135
Lexington KY 40516
POC: Ginger Cromwell 859.293.4622
Alt: Jimmy Chapman 859.293.4647

Five each D7G Crew Protection Kits to
DoDAAC: N62583
NAVAL FACILITIES EXPEDITIONARY,
LOGISTICS CENTER,
1000 23RD AVENUE,
PORT HUENEME CA 93043-4301
C/O Receiving Officer Naval Construction Battalion
Center
Building 801
Attn: CMC (SCW) Shawn Hollister Code N3
Comm: 805.982.3157
Port Hueneme, CA 93043-4301

(End of narrative F001)

0010XK	OPTION QUANTITY CREW PROTECTION KITS	12	EA	$74,037.6300	$888,451.56

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: 12 D7G ARMY CPKS
PRON: T176F2032T PRON AMD: 01 ACRN: AE
CUSTOMER ORDER NO: M9545007MP76585

CLIN 0010CG is an OPTION quantity which may be
exercised anytime over the life of this contract
(through 20 October 2007) . The unit price for
additional CPKs is $74, 037.63 (YR2) unless a
discount is granted at time of award.

Per Mod P00024
Option Quantity is increased by 124 for a total of
187 CPKs.
Option Quantity used under 0010XA 29 each for Army

0010XC 10 each for Army

0015XA 10 each for USMC

0016XA 12 each for Navy
Option quantity unused: 126 each

Per Mod P00025
Option Quantity used under 0015 XB 22 each for USMC

Option Quantity unused: 104

Per Mod P00035
Option Quantity used under 0010XK 12 each

Option quantity unused: 92

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W81T0H7234F203	Y00000	M		2

DEL REL CD	QUANTITY	DEL DATE
001	12	31-OCT-2007

FOB POINT: Origin

SHIP TO:
(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE
(SHIP-TO) WILL BE FURNISHED PRIOR
TO THE SCHEDULED DELIVERY DATE FOR
ITEMS REQUIRED UNDER THIS
REQUISITION.

Shipping Instructions:

One each D7G Crew Protection Kit to
DoDAAC: W905EY
MF UIC: W4K729
CHIEF, PROFESSIONAL DEVELOPMENT BRANCH
ATTN: ATSE-BFA-P (CW4 BIENUSA)
BLDG 5074 NORMANDY TRAINING AREA
1ST ENGINEER BRIGADE, A CO,
169TH ENG BN
1243 IOWA AVE
FORT LEONARD WOOD, MO 65473-8963
Comm 573-596-0012
dale.bienusa@usa.army.mil

Six each D7G Crew Protection Kits to
FLRC Lexington: (W813NC)
5751 Briar Hill RD #135
Lexington KY 40516
POC: Ginger Cromwell 859.293.4622
Alt: Jimmy Chapman 859.293.4647

Five each D7G Crew Protection Kits to
DoDAAC: N62583
NAVAL FACILITIES EXPEDITIONARY,
LOGISTICS CENTER,
1000 23RD AVENUE,
PORT HUENEME CA 93043-4301
C/O Receiving Officer Naval Construction Battalion
Center

	Building 801
	Attn: CMC (SCW) Shawn Hollister Code N3
	Comm: 805.982.3157
	Port Hueneme, CA 93043-4301

	(End of narrative F001)

0010XL	SPPL - SPARE PARTS				LO		$59,804.22

	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: DOZER GLASS
	PRON: P156F8412T PRON AMD: 01 ACRN: AA
	AMS CD: 51108992014

	Shipping Instructions:

	DODAAC: W91JJY
	AFSBn-AF (BAF) Bagram Air Field
	Operation Eduring Freedom
	ATTN: CPT Chuck Martin or CPT Wanda Penn-Pressley
	Comm Phone: 732.427.5110, press 1, then 6016
	DSN: 312.987.5110, press 1, then 6016 bagram
	Afghanistan

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DEL SCH REL CD	QUANTITY	PERF COMPL DATE
	001	0	02-NOV-2007

		$59,804.22

0010XM	OPTION QUANTITY - CREW PROTECTION KITS			20	EA	$74,037.63000	$1,480,752.60

	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: ARMY D7 DOZER CPKS
	PRON: EH7M0160EH PRON AMD: 01 ACRN: AH
	AMS CD: 137010AA000

	CLIN 0010XM is an OPTION quantity which may be
	exercised anytime over the life of this contract
	(through 20 October 2007) . The unit price for
	addiaitonal CPKs is $74,037.63 (YR2) unless a
	discount is granted at time of award.
	Option quantity unused: 72

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W56HZV7256U503	W91EQD	J		3

DEL REL CD	QUANTITY	DEL DATE
001	10	21-DEC-2007

FOB POINT: Origin

SHIP TO:
(W91EQD)	XR W0DA AFSBN IRAQ
OPERATION IRAQI FREEDOM
LSA ANACONDA
BALAD		IQ

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W56HZV7256U504	W91JJY	J		3

DEL REL CD	QUANTITY	DEL DATE
001	10	21-DEC-2007

		FOB POINT: Origin
		SHIP TO:
	(W91JJY)	XR W0DA AFSBN-AFGHANISTAN
		OPERATION ENDURING FREEDOM
		BAGRAM AIRBASE
		BAGRAM AF

0010XN		OCONUS CRATING	LO	$44,030.20

		NOUN: CRATING FOR 20 D7 DOZER CPK
		PRON: EH7M0166EH PRON AMD: 03 ACRN: AH
		AMS CD: 137010AA000

		The total amount of $44,030.20 is for 20 CPKs crated
		for OCONUS at $2,201.51 each.

		(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DEL SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	2	21-DEC-2007

		$44,030.20

0010XP	ASL PACKAGE			4	LO	$80,520.12000	$322,080.48

	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: ARMY D7 DOZER ASL PACKAGES
	PRON: EH7M0150EH PRON AMD: 01 ACRN: AH
	AMS CD: 137010AA000

	The total amount of $322,080.48 is for 4 ASL packages at $80,520.12 each, including OCONUS crating.

	(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Inspection and Acceptance

INSPECTION: ACCEPTANCE:

Deliveries or Performance

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W56HZV7256U491	W91EQD	J		3

DEL REL CD	QUANTITY	DEL DATE
001	2	10-JAN-2008

FOB POINT: Origin

SHIP TO:

(W91EQD)
	XR W0DA AFSBN IRAQ
	OPERATION IRAQI FREEDOM
	LSA ANACONDA
	BALAD IQ

DOC	SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
002	W56HZV7256U497	W91JJY	J		3

DEL REL CD	QUANTITY	DEL DATE
001	2	10-JAN-2008

FOB POINT: Origin

SHIP TO:

(W91JJY)
XR W0DA AFSBN-AFGHANISTAN
OPERATION ENDURING FREEDOM
BAGRAM AIRBASE
BAGRAM AF

0010YA	D7G STROAGE FEE	LO	$10,328.01

NOUN: STORAGE OVER 60 DAYS
PRON: P166F1842T PRON AMD: 02 ACRN: AB
AMS CD: 51108992015

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DEL SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	0	31-JAN-2007

	$10,328.01

0010YB	UNINSTALLED VEHICLES ADJUSTMENT FEE	LO	$27,504.76

NOUN: ADJUSTMENT FOR UNINSTALL VEH
PRON: P166F1842T PRON AMD: 02 ACRN: AB
AMS CD: 51108992015

The amount of $27,504.76 is the amount of the adjustment fee for the 14 dozers that the government did not present to ADSI for the installation of CPK in the six month period while in Charleston SC.

(End of narrative B001)

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DEL SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	0	31-JAN-2007

	$27,504.76

0011	SECURITY CLASS: Unclassified

0011AA	OPTION: FIELD SERVICE REPRESENTATIVE (FSR)					$1,552.00

	THIS CLIN IS CURRENTLY UNFUNDED.

	NOUN: OCONUS (OUTSIDE CONTINENTAL US)

	CLIN 0011AA IS FOR FSR FOR ALL INSTALLATION TO INCLUDE ALL NECESSARY LABOR, TRAVEL, AND OTHER COTS ASSOCIATED WITH APPLICATION OF THE AoA CPKs TO VEHICLES IN ACCORDANCE WITH C.6.

	YEAR 1: PRICE IS $1,552.00 PER MANDAY.

	YEAR 2: PRICE IS $1,630.00 PER MANDAY.

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

0011AB	OPTION: FIELD SERVICE REPRESENTATIVE (FSR)					$630.00

	THIS CLIN IS CURRENTLY UNFUNDED.

	NOUN CONUS (WITHIN CONTINENTAL U.S.)

	CLIN 0011AB IS FOR ALL INSTALLATION TO INCLUDE ALL NECESSARY LABOR, TRAVEL, AND OTHER COSTS ASSOCIATED WITH APPLICATION OF THE AoA CPKs TO VEHICLES IN ACCORDANCE WITH C.6.

	YEAR 1: PRICE IS $630.00 PER MANDAY

	YEAR 2: PRICE IS $662.00 PER MANDAY.

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

0012	DATA ITEMS	LO	$	***NSP**	$	***NSP**

	NOUN: DATA ITEM FOR D7G SECURITY CLASS: Unclassified

A001	TECHNICAL INFORMATION REPORT TRADE-OFF	1	EA	$**NSP**	$**NSP**
	PER CDRL A001 AND C.2.2

A002	BALLISTICS TEST DOCUMENTATION	1	LO	$**NSP**	$**NSP**
	PER CDRL A002 AND C.8

A003	DRAWING PACKAGE	1	LO	$**NSP**	$**NSP**
	PER CDRL A003 AND C.2.6

A004	TDP LEVEL III - OPTION	1	LO	$**NSP**	$**NSP**
	PER CDRL A004 AND C.2.7

A005	INSTALLATION INSTRUCTIONS	1	LO	$**NSP**	$**NSP**
	PER A005 AND C.4

A006	FINAL INSPECTION REPORT (FIR)	1	LO	$**NSP**	$**NSP**
	PER CDRL A006 AND C.9.4

A007	SPARE PARTS SUPPORT (ASL)	1	LO	$**NSP**	$**NSP**
	PER CDRL A007 AND C.7

A008	PROCESS MANAGEMENT PLAN	1	LO	$**NSP**	$**NSP**
	PER CDRL A008 AND C.10

A009	WEEKLY STATUS REPORTS	1	LO	$**NSP**	$**NSP**
	PER CDRL A009 AND C.10.1

A010	SAFETY ASSESSMENT REPORT	1	LO	$**NSP**	$**NSP**
	PER CDRL A010 AND C.11.1

A011	TECHNICAL BULLETIN (RPSTL)	1	LO	$**NSP**	$**NSP**
	PER CDRL A011 AND C.5

A012	LOGISTICS MANAGEMENT INFORMATION DATA PRODUCTS	1	LO	$**NSP**	$**NSP**
	PER CDRL A012 AND C.5.2

A013	LOGISTICS MANAGEMENT INFORMATION SUMMARIES	1	LO	$**NSP**	$**NSP**
	PER CDRL A013 AND C.5.3

	(End of narrative B001)

Inspection and Acceptance

INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

DEL SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	0	30-DEC-2006

0013	TECHNICAL BULLETIN AND PROVISIONING	LO	$192,537.16

NOUN: D7G DOZER TB/PPL
SECURITY CLASS: Unclassified
PRON: P156F6882T PRON AMD: 01 ACRN: AA
AMS CD: 51108992014
This Clin is increased by $10,293.40 to include the cost of providing a video with the Technical Bulletin.

(End of narrative B001)

Inspection and Acceptance

INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

DEL SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	0	31-DEC-2006

	$192,537.16

0014	NSN: 9999-99-999-9999	LO	$93,527.47
	SECURITY CLASS: Unclassified

0014AA	D7G SPARE PARTS

	NOUN: SPARE PARTS FOR BALAD
	PRON: P166F1972T PRON AMD: 01 ACRN: AB
	AMS CD: 51108992015
	SHIP TO: DODAAC: W917YZ
	Army Field Support Battalion - IRAQ
	POC: Jacy Gerald
	Email: gerald@mmcs.army.mil
	DSN: 312.992.2607 ext. 6295
	ALT: MAJ Jeff Stegman
	Email: StegmanJ@mmc.army.mil
	Comm.: 732.532.2607 ext. 6295
	CAMP ANNACONDA
	BALAD, AB, IRAQ
	APO AE 09391

	(End of narrative B001)

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DEL SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	09-APR- 2007

$93,527.47

SHIP TO DODAAC: W917YZ
ARMY FIELD SUPPORT BATTALION IRAQ
POC: JACY GERALD
EMAIL: gerald@mmcs.army.mil
DSN: 312-992-6295
ALT: Maj. Jeff Stegman
EMAIL: StegmanJ2mmc. army.mil
Comm.. 732-532-2607 ext. 6295
CAMP ANACONDA
BALAD, AB IRAQ
APO AE 09391

(End of narrative B001)
$91,956.11
0014AB	D7G SPARE PARTS

NOUN: SPARE PARTS FOR BAGHDAD
PRON: P166F1972T PRON AMD: 01 ACRN: AB
AMS CD: 51108992015
SHIP TO: DODDAC: W903XY
POC: CW4 Wilson Cannon
Email: wilson.cannon@mnd-b. army.mil
DSN: 318.847.2350
VOIP: 242-4747
1169th Engineer Group
Bldg. W22
Camp Liberty, IRAQ
APO: AE 09344
(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin		ACCEPTANCE: Origin

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	09-APR- 2007

		$91,956.11

	SHIP TO DODDAC: W903XY
	POC: CW4 WILSON CANNON
	1169th Engineer Group
	Bldg. W22
	Camp Liberty, Iraq
	APO: AE 09344
	EMAIL: wilson. cannon@mnd-b.army.mil
	DSN: 318-847-2350
	VOIP: 242-4747

	(End of narrative F001)

0014AC	D7G SPARE PARTS			LO	$90,859.13

	NOUN: AOA-PARTS & ASL
	PRON: P166F1972T PRON AMD: 01 ACRN: AB
	AMS CD: 51108992015
	SHIP TO ADDRESS - BAGRAM
	SHIP TO: DODAAC: W91JJY
	AFSBn - AF (BAF) Bagram Air Field
	Operation Enduring Freedom
	Attn: CPT Cook or Mike Rone
	Comm Phone 732-427-5110, press 1 then 6016
	DSN: 312-987-5110, press 1, then 6016 Bagram
	Afghanistan

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin		ACCEPTANCE: Origin

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	09-APR- 2007

		$90,859.13

	SHIP TO DODDAC: W91JJY
	POC: CPT COOK OR MIKE RONE
	AFSBN-AF (BAF) BAGRAM AIR FIELD
	OPERATION ENDURING FREEDOM
	COMM: 732-427-5110, PRESS 1, THEN 6016
	DSN: 312-987-5110, PRESS 1, THEN 6016

	REQUEST AIR SHIPMENT TAC CODE: A1LD

	(End of narrative F001)

0014AD	D7G DOZER SPARE PARTS		1	LO	$39,595.09

	NOUN: D7G SPARE PARTS-SKID 6/GLASS
	PRON: P156F8372T PRON AMD: 02 ACRN: AA
	AMS CD: 51108992014

	This amount includes $2,752.69 for OCONUS crating
	and transportation of the parts from Hicksville,
	NY to Charleston, SC.

	Shipping instructions:
	SHIP TO: DODDAC: W903XY
	POC: CW4 WILSON CANNON
	1169TH ENGINEER GROUP BLDG W22
	CAMP LIBERTY, IRAQ
	POC EMAIL: WILSON. CANNON@MND-B.ARMY.MIL
	DN: 318.847.2350
	VOIP: 242-4747

	(End of narrative B002)

	Inspection and Acceptance

	INSPECTION: Origin		ACCEPTANCE: Origin

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	23-OCT- 2007

		$39,595.09

0014AE	D7G DOZER SPARE PARTS			LO	$40,473.15

	NOUN: D7G SPARE PARTS-28 AUG 07
	PRON: P156F8432T PRON AMD: 01 ACRN: AA
	AMS CD: 51108992014

	This amount includes $415.27 for OCONUS crating.

	SHIP TO: DODDAC: W903XY
	POC: CW4 WILSON CANNON
	1169TH ENGINEER GROUP
	BLDG W22
	CAMP LIBERTY, IRAQ
	APO: AE 09344
	EMAIL: WILSON. CANNON@MND-B . ARMY . MIL
	DSN: 318-847-2350
	VIP: 242-4747

	TAC CODE: OCONUS AIR: ALLD

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin		ACCEPTANCE: Origin

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	03-DEC- 2007

		$40,473.15

0014AF	D7G DOZER SPARE PARTS				LO		$670.89

	NOUN: D7G-C-SPLB (4 EACH)
	PRON: P176F2192T PRON AMD: 01 ACRN: AG
	AMS CD: 51108992013

	THIS AMOUNT IS FOR FOUR D7G-C-SPLB PLUS CRATING AND
	TRANSPORTATION FROM HICKSVILLE, NY TO CHARLESTON SC.

	SHIP TO: FY4462-437 LRS/LGR DCO
	113 S.BATES ST (BLDG 178)
	CHARLESTON AFB, SC 29404-4718
	ATTN: PATRICK LOGAN
	DODDAC: MMX160

	MARK FOR: USMC TMO-EAST
	OIF M/F MMX160
	AL TAQQADUM AB
	BABBANIYAH IQ
	ATTN: MEF IIP/ATTN: CWO-4 MAYFIELD

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin		ACCEPTANCE: Origin

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	28-SEP- 2007

		$670.89

0014SG	D7G DOZER SPARE PARTS			1	LO	$133,409.40000	$133,409.40

	CLIN CONTRACT TYPE:
	Firm-Fixed Price
	NOUN: SPPL - AFGHANISTAN
	PRON: EH7M0177EH PRON AMD: 02 ACRN: AH
	AMS CD: 137010AA000

	Packaging and Marking

	Inspection and Acceptance

	INSPECTION: Origin		ACCEPTANCE: Origin

Deliveries or Performance

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W56HZV7258U497	W91JJY	J		3

DEL REL CD		QUANTITY		DEL DATE
001		1		13-MAR-2008

FOB POINT: Origin

SHIP TO: (W91JJY) XR W0DA AFSBN-AFGHANISTAN
OPERATION ENDURING FREEDOM
BAGRAM AIRBASE
BAGRAM AF

0014SH	D7G DOZER SPARE PARTS	1	LO	$167,249.1300	$167,249.13

	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: SPPL - IRAQ
	PRON: EH7M0170EH PRON AMD: 03 ACRN: AH
	AMS CD: 137010AA000

	Packaging and Marking

	Inspection and Acceptance

	INSPECTION: Origin	ACCEPTANCE: Origin

Deliveries or Performance

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W56HZV7257U491	W91EQD	J		3

DEL REL CD	QUANTITY	DEL DATE
001	1	13-MAR-2008

FOB POINT: Origin
SHIP TO: (W91EQD) XR WODA AFSBN IRAQ
OPERATION IRAQI FREEDOM
LSA ANACONDA

BALAD	IQ

0014SJ	D7G DOZER SPARE PARTS OCONUS CRATING				$3,379.88

	NOUN: OCONUS CRATING D7 DOZER SPARE
	PRON: EH7M0175EH PRON AMD: 02 ACRN: AH
	AMS CD: 137010AA000

	Inspection and Acceptance

	INSPECTION: Origin		ACCEPTANCE: Origin

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	13-MAR-2008

		$3,379.88

0015	NSN: 9999-99-999-9999
	SECURITY CLASS: Unclassified

0015AA	TECHNICAL BULLETIN AND PROVISIONING			LO	$206,398.64

	NOUN: USMC D7G TB/PPLS
	PRON: T176F1262T PRON AMD: 01 ACRN: AC
	CUSTOMER ORDER NO: M9545007MP76307

	The total amount for $206,398.64 is for the Technical
	Bulletin and Provisioning for $163,533.52 and
	Reengineering and TB/PPL support for $42,865.12.

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Destination		ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	31-MAY-2007

		$206,398.64

0015AB	USMC DATA ITEMS

A003	DRAWING PACKAGE			1	LO	$	** NSP**	$	** NSP**
	PER CDRL A003 AND C.2.6

A004	TDP LEVEL III - OPTION			1	LO	$	** NSP**	$	** NSP**
	PER CDRL A004 AND C.2.7

A005	INSTALLATION INSTRUCTIONS			1	LO	$	** NSP**	$	** NSP**
	PER A005 AND C.4

A006	FINAL INSPECTION REPORT (FIR)			1	LO	$	** NSP**	$	** NSP**
	PER CDRL A006 AND C.9.4

A007	SPARE PARTS SUPPORT (ASL)
	PER CDRL A007 AND C.7

A008	PROCESS MANAGEMENT PLAN			1	LO	$	** NSP**	$	** NSP**
	PER CDRL A008 AND C.10

A009	WEEKLY STATUS REPORTS			1	LO	$	** NSP**	$	** NSP**
	PER CDRL A009 AND C.10.1

	(End of narrative A001)

A010	SAFETY ASSESSMENT REPORT			1	LO	$	** N/A **		$1,000.00

	NOUN: USMC D7G SAR UPDATE
	SECURITY CLASS: Unclassified
	PRON: T176F1262T PRON AMD: 01 ACRN: AC
	CUSTOMER ORDER NO: M9545007MP76307

	PER CDRL A010 AND C.11.1

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Destination		ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	1	SEE DD FORM 1423

		$1,000.00

A011	TECHNICAL BULLETIN (RPSTL)			1	LO	$	** NSP**	$	** NSP**
	PER CDRL A011 AND C.5

A012	LOGISTICS MANAGMENT INFORMATION DATA PRODUCTS			1	LO	$	** NSP**	$	** NSP**
	PER CDRL A012 AND C.5.2

A013	LOGISTICS MANAGEMENT INFORMATION SUMMARIES			1	LO	$	** NSP**	$	** NSP**
	PER CDRL A013 AND C.5.3

	(End of narrative F001)

0015AC	PROTOTYPE KIT (AOA CPK)			EA	$69,273.48

	CLIN CONTRACT TYPE
	Cost Contract

	NOUN: USMC DOZER-REENGINEERING SUPT
	PRON: T176F1262T PRON AMD: 01 ACRN: AC
	CUSTOMER ORDER NO: M9545007MP76307

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	30-MAR-2007

		$69,273.48

ADSI will Ship To:

FB4418 437 LOGISTICS READ SQD

CM PHN 843-963-4791

BLDG 610 307 North Graves Ave

Charleston AFB SC 29404-4905

Mark For:  OIC SMU IIP SUP BN DEPLOYED

MF MMX160

UIC 42371

FPO AP 96426-2371

	(End of narrative F001)

0015BT	TRANSPORTATION			LO	$41,810.45

	NOUN: USMC D7G PROTOTYPE KIT
	PRON: T176F1262T PRON: 02 ACRN: AC

	CUSTOMER ORDER NO: M9545007MP76307

PER MOD P00024

$17,073.32 is for transporting 1 D7G dozer with CPK

installed and 10 CPKs under 0015XC from

Hicksville,NY to Charleston, SC.

Delivery Date:  15-May-2007

PER MOD P00025

$24,737.13 is for transporting 22 CPKs under CLIN

0015XB from Hicksville, NY to Charleston, SC.

See CLIN 0015XB for ship to address.

	Delivery Date:	11 - 12 Jun 07 11 - 18 Jun 07
	(End of narrative B001)
	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	18-JUN-2007

		$41,810.45

0015JA	USMC - CPK INSTALLATION			$81,244.80

	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: CPK INSTALLATION
	PRON: T176F2172T PRON: 02 ACRN: AE
	CUSTOMER ORDER NO: M9545007MP76585

	All work required for installation is listed in Section C.3.14 of the base contract.

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	31-DEC-2007

		$81,244.80

0015JB	USMC - TRANSPORTATION			LO	$75,681.74

	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: TRANSPORTATION
	PRON: T176F2172T PRON: 03 ACRN: AE
	CUSTOMER ORDER NO: M9545007MP76585

	Transportation for Dozers after completion of installation from Hicksville, NY to Albany, GA.

	(End of narrative B001)

	Transportation for Dozers after completion of installation from Hicksville, NY to Albany, GA.

	(End of narrative B002)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	31-DEC-2007

		$75,681.74

0015PA	PLL PACKAGE	LO	$14,823.70

NOUN: USMC D7G PLL PACKAGE-OVERPACK
PRON: T176F1262T PRON: 01 ACRN: AC
CUSTOMER ORDER NO: M9545007MP76585

The price for each PPL package is $1,482.37, the total of $14,823.70 is for 10 PPL packages.

(End of narrative B001)

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	0	15-MAY-2007

	$14,823.70

0015PB	ASL PACKAGE			LO	$391,824.60

	NOUN: USMC D7G - ASL PACKAGE
	PRON: T176F1262T PRON: 02 ACRN: AC
	CUSTOMER ORDER NO: M9545007MP76307

	The price for each ASL package is $78,364.93, the total price for five ASL packages is $391,824.60.

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	26-JUL-2007

		$391,824.60

0015SA	AUTHORIZED STOCKAGE LIST UPDATE			LO	$1,000.00

	NOUN: USMC D7G ASL UPDATE
	PRON: T176F1262T PRON: 01 ACRN: A
	CUSTOMER ORDER NO: M9545007MP76307

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	30-MAY-2007

		$1,000.00

0015SB	SPARE PARTS PRICE LIST UPDATE			LO	$1,000.00

	NOUN: USMC D7G SPPL UPDATE
	PRON: T176F1262T PRON: 01 ACRN: AC
	CUSTOMER ORDER NO: M9545007MP76307

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	30-JUN-2007

		$1,000.00

0015SC	PRESCRIBED LOAD LIST UPDATE	LO	$1,000.00

NOUN: USMC D7G PLL UPDATE
PRON: T176F1262T PRON: 01 ACRN: AC
CUSTOMER ORDER NO: M9545007MP76307

Inspection and Acceptance

INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

DLVR SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	0	30-MAY-2007

$1,000.00

The following are the ship to addressed for all parts under 0015SD.
SHIP TO:	FY4462 - 437 LRS/LGR DCO 113 S. BATES ST. (BLDG 178) CHARLESTON AFB, SC 29404-4718 ATTN: PATRICK LOGAN
MARK FOR USMC TMO - EAST
OIF M/F MMX160 AL TAQQADUM AB HABBANIYAH IQ ATTN: MEF IIP/CWO-4 MAYFIELD

(End of narrative A001)

0015SD	USMC SPARE PARTS			$309,573.64

	NOUN: USMC D7G-C SPARE PARTS
	PRON: T176F1742T PRON: 02 ACRN: AC
	CUSTOMER ORDER NO: M9545007MP76307

	This amount $309,574.64 includes the OCONUS crating and transportation from Hicksville, NY to Charleston, SC.

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	13-SEP-2007

		$309,573.64

0015SE	USMC D7G DOZER SPARE PARTS			LO	$373,525.80

	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: USMC SPARE PARTS
	PRON: T176F2072T PRON: 01 ACRN: AE
	CUSTOMER ORDER NO: M9545007MP76585

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	23-NOV-2007

		$373,525.80

0015SF	USMC SPPL TRANSPORTATION AND CRATING	$7,369.61

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: TRANSPORTATION AND CRATING
PRON: T176F2092T PRON: 01 ACRN: AE
CUSTOMER ORDER NO: M9545007MP76585

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	0	23-NOV-2007

	$7,369.61

0015TA	DRAWING PACKAGE			LO	$20,720.32

	NOUN: USMC D7G DRAWINGS
	PRON: T176F1262T PRON: 01 ACRN: AC
	CUSTOMER ORDER NO: M9545007MP76307

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	31-MAY-2007

		$20,720.32

0015TB	LEVEL III TDP			LO	$15,000.00

	NOUN: USMC D7G TDP LEVEL III
	PRON: T176F1262T PRON: 01 ACRN: AC
	CUSTOMER ORDER NO: M9545007MP76307

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	30-SEP-2007

		$15,000.00

0015XA	OPTION QUANTITY CREW PROTECTION KITS			10	EA	$74,037.63000	$740,376.30
	(YR2)

	NOUN: USMC D7G CPK(S)
	PRON: T176F1012T PRON AMD: 01 ACRN: AC
	CUSTOMER ORDER NO: M9545007MP76307

	CLIN 0015XA is an OPTION quantity which may be exercised anytime over the life of this contract (through 20 October 2007). The unit price for additional CPK is $74,037.63 (YR2).

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
	001	W81T0H7044F101	Y00000	M		2

DEL REL CD	QUANTITY	DEL DATE
001	10	09-MAY-2007

FOB POINT: Origin

SHIP TO:
(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE
(SHIP-TO) WILL BE FURNISHED PRIOR
TO THE SCHEDULED DELIVERY DATE
FOR ITEMS REQUIRED UNDER THIS
REQUISITION.

0015XB	OPTION QUANTITY CREW PROTECTION KITS (YR2)	22	EA	$74,037.63000	$1,628,827.86

NOUN: USMC D7G CPKS
PRON: T176F1322T PRON: 01 ACRN: AC
CUSTOMER ORDER NO: M9545007MP76307

CLIN 0015XB is an OPTION quantity which may be
exercised anytime over the life of this contract
(through 20 October 2007).
The unit price for additional CPKs is $74,037.63
(YR2) unless a discount is granted at time of award.

Per Mod P00024
Option quantity is increased by 124 for a total of
187 CPKs.
Option quantity used under 0010XA 29 each for Army
0010XC 10 each for Army
0015XA 10 each for USMC
0016XA 12 each for Navy

Option quantity unused: 126 each

Per Mod P00025

Option quantity used under 0015XB 22 each for USMC

Option quantity unused: 104 each

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W81T0H7096F132	FB4418	J	MMX160	2

DEL REL CD	QUANTITY	DEL DATE
001	11	12-JUN-2007
002	11	18-JUN-2007

FOB POINT: Origin

SHIP TO:
(FB4418)	FB4418
437 LOGISTICS READ SQD
CM PHN 843 963 4791
BLDG 610 307 NORTH GRAVES AVE
CHARLESTON AFB SC 29404-4905

MARK FOR:	OIC SMU IIP SUP BN DEPLOYED
MF MMX160
UIC 42371
FPO AP 96426-2371

0015XC	OCONUS CRATING	$22,015.10

NOUN: USMC D7G CRATING FOR OCONUS

PRON: T176F1002T PRON AMD: 01 ACRN: AC
CUSTOMER ORDER NO: M9545007MP76307

The total amount of $22,015.10 is for 10 CPS crated
for OCONUS at $2,201.51 each.

(End of narrative B001)

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	0	02-MAY-2007

	$22,015.10

0015XD	OCONUS CRATING	$48,433.22

NOUN: USMC D7G CRATING FOR OCONUS
PRON: T176F1312T PRON AMD: 01 ACRN: AC
CUSTOMER ORDER NO: M9545007MP76307

The total amount of $48,433.22 is for 22 CPKs crated
for OCONUS at $2,201.51 each.

(End of narrative B001)

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	0	18-JUN-2007

	$48,433.22

0015XE	PLL PACKAGE	LO	$32,612.14

NOUN: USMC D7G PLL PACKAGE -OVERPAC
PRON: T176F1332T PRON AMD: 01 ACRN: AC
CUSTOMER ORDER NO: M9545007MP76307

The amount of $32,612.14 is for 22 PLL Packages -
overpacks, at $1,482.37 each.

(End of narrative B001)

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	0	18-JUN-2007

	$32,612.14

0016	NSN: 9999-99-999-9999
	SECURITY CLASS: Unclassified

0016AA	DOZER PARTS #1	LO	$4,215.86

	NOUN: AOA-D7G DOZER PARTS
	PRON: P156F8242T PRON AMD: 01 ACRN: AA
	AMS CD: 51108992014

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	0	19-JUL-2007

	$4,215.86

0016XA	OPTION QUANTITY CREW PROTECTION KITS (YR2)	12	EA	$74,037.63000	$888,451.56

NOUN: NAVY D7G CPK(S)
PRON: R166F2092T PRON AMD: 01 ACRN: AD
CUSTOMER ORDER NO: N6258307MPAT928

CLIN 0016XA is an OPTION quantity which may be
exercised anytime over the life of this contract
(through 20 October 2007).
The unit price for additional CPK is $74,037.63
(YR2).

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W81T0H7047F209	Y00000	M	2

DEL REL CD	QUANTITY	DEL DATE
001	12	16-MAY-2007

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE
(SHIP-TO) WILL BE FURNISHED PRIOR
TO THE SCHEDULED DELIVERY DATE FOR
ITEMS REQUIRED UNDER THIS
REQUISITION.

SHIP TO ADDRESS:

For the (7) D7G AoA kits going to Kuwait

SHIP TO: DoDDAC: W91992
Army Feild Support Battalion
Kuwait (AMC LSE SWA Kuwait)
POC: Phil Jordan, Cell: 720.0594
Email: philip.wayne. jordan@us.army.mil

CAMP Arifjan, KUWAIT
APO: 09366
APO: AE 09391

For the (5) D7G AoA kits going to Port Hueneme, CA

DoDDAC: N62583
NAVAL Facilities Expeditionary
Logistics Center (NFELC)
c/o NBVC Supply,
Bldg 801
1000 23rd Ave
Port Hueneme, CA 93043-4301
POC: CMC (SCW) Shawn Hollister 805.982.3157

(End of narrative F001)

0016XB	NAVY VERSION/DOZER CPK	$37,824.64

NOUN: TRANSPORTATION & RE-ENGINEER
PRON: R166F2342T PRON AMD: 01 ACRN: AD
CUSTOMER ORDER NO: N6258307MPAT928

This amount includes reengineering, transportation
from Hicksville, NY to Gulfport MS, material and
installation costs; and an addendum to the
installation instruction to incorporate the added
tasks involved in dismantling the cold weather cab.

The dozer with CPK installed will be shipped to:
Receiving Officer (N35554)
Naval Constructions Battalion Center
Bldg. 230 Upper Nixon Road
Gulport, MS 39501-5001
POC: Jim Todd (228) 871-3855
or: Greg Stanly (228) 871-3856

(End of narrative B001)

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	0	31-AUG-2007

	$37,824.64

0016XC	OCONUS CRATING	LO	$26,418.12

NOUN: NAVY D7G CRATING FOR OCONUS
PRON: R166F2102T PRON AMD: 01 ACRN: AD
CUSTOMER ORDER NO: N6258307MPAT928

The total amount of $26,418.12 is for 12 CPKs to be
crated for OCONUS at $2,201.51 each.

(End of narrative B001)

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	0	09-MAY-2007

	$26,418.12

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

SECTION C

Scope of Work

Combat Engineer/Material Handling Equipment Crew Protection Kit

C.1 Purpose and Scope:

The Government has an immediate requirement to provide an Add on Armor (AoA) Crew Protection Kit (CPK) for the D7G Dozer. The CPK shall apply to both models of the D7G (winch/ripper). The threat level that needs to be protected against is direct small arms fire (7.62mm LPS rounds) and improvised explosive devices (20mm Fragment Simulating Projectiles (FSP)) for both opaque and transparent armor.  This statement of work describes the outcomes the contractor is required to achieve. As directed by individual delivery orders, the contractor shall design, develop, build prototypes, provide test support, and produce AoA CPKs for this contract:

C.1.1 The contractor is required to have access to classified information.  The contractor shall have established the appropriate facilities and management controls up to the secret level.  The contractor personnel assigned to this effort shall have valid secret level security clearances and have experience in the areas of armor, and survivability.  A DD Form 254, Contract Security Classification Specification is included in Attachment 001.  Attachment 002 to the contract is the supporting memorandum for the DD form 254, Contract Security Classification Specification.

C.2 CPK Integration Effort:

The contractor shall develop a CPK comprised of replaceable opaque and transparent armor pieces, a substructure and mounting provisions for the armor, and modifications to the parent vehicle or additional equipment as necessary to meet safety, human factors, and vehicle performance requirements. The designs shall consider:

                -Minimizing impact on the operation and effectiveness of the vehicle/system.

                -Maximizing commonality of hardware and minimizing number of installation tools. Attached is a link on AKO which contains parts lists and components which are currently being used on Army Tactical vehicle AoA efforts <https://www.us.army.mil/suite/folder/1123218>.  The contractor must have an Army AKO login ID to access this webpage.

                -The use of proven materials, processes and techniques to minimize test requirements.

                -Maintenance using only the tools found in the general mechanics tool kit and equipment available at unit level (NSN for the General Mechanics Tool Kit, Auto is 5180-00-177-7033).

C.2.1. Lessons Learned:

The US Army has learned some important lessons that contractors should be familiar with when designing AoA CPKs. These lessons are Attachment 003 to this award document entitled: “Lessons Learned on Tactical Wheeled Vehicle Armor Kit Designs”.

C.2.2 Protection Level

C.2.2.1 The CPKs shall be designed to provide ballistic protection against direct small arms fire (7.62mm LPS rounds) and improvised explosive devices (20mm Fragment Simulating Projectiles (FSP)) for both opaque and transparent armor.  The materials which shall be used are listed in Attachment 004.

C.2.2.2 The CPK shall be designed to provide maximum coverage for the occupant. Ballistic gaps that may be necessary to allow pass-through routings for items such as driver controls, electrical harnesses and hoses shall be minimized.

C.2.3 Trade-Off Analysis: The contractor shall perform a trade-off analysis. The analysis shall include: an engineering assessment of the impact of the CPK to the vehicle and their subsystems performance (for example: track system, suspension, drive train, hydraulics, electrical power, air conditioning system) relating to speed, dozing capability, center of gravity, vehicle reliability, vehicle maintainability, visibility, transportability, and safety. The contractor shall also estimate differences between the vehicle pre-AoA CPK performance capabilities and post-AoA CPK performance capabilities and propose measures to mitigate degraded performance. The contractor shall deliver the trade-off analysis in a form that identifies the safety, risk, and cost impacts in accordance with CDRL A001.

C.2.4 Kit Design:

C.2.4.1 The contractor shall design the CPK to be integrated onto the vehicle. The purpose of a CPK is to maximize crew survivability and protection in the event of direct small arms fire or IED attack. The design effort shall include the use of 3-D CAD models, preferably using software compatible with Pro-Engineer \’ae, to minimize the need for multiple physical mock-ups. The Government will provide a list of file formats that are translatable to Pro/E if requested.

C.2.4.2 The design of the CPK shall include opaque armor, transparent armor, armor support provisions, doors with latching mechanism(s) and a separate, emergency egress (in case of vehicle rollover). The emergency egress shall allow escape in the event that the cab door is inaccessible or inoperable. The design of the CPK shall include alterations to existing vehicle systems and components as necessary for safe operation (e.g. longer wiring harnesses, hoses, etc.).

C.2.4.3 The CPK shall include means to cool the operator. The operators station shall not exceed 80 degrees F with the armor applied, with an ambient temperature of 120 degrees F, at 25 percent relative humidity. It will be tested IAW SAE J1503. This requirement may be met with a combination of:

                -Existing cooling and ventilation systems.

                -Insulation.

C.2.4.4. Falling Object and Roll-Over Collapse Resistance. The machines original falling object protection shall not be degraded by the addition of the CPK. The CPK shall be designed such that, in the event of a 360-degree roll-over, the cab does not intrude upon the critical zone defined by SAE J397.

C.2.4.5 The government will evaluate MANPRINT using MIL-STD-1472F “Department of Defense Design Criteria Standard—Human Engineering” dated 23 August 1999 as a guide.  Of particular importance are:

                -Noise (at the operators station)

                -Toxic fumes (at the operators station)

                -Accessibility of controls

                -Visibility (specifically for the ability of the operator to carry out mission functions with a minimum of degradation)

                -Ingress and egress

                -Operator contact with hot surfaces

                -Operator ability to communicate with ground guides.

C.2.4.6 NBC protection. There are no requirements for NBC protection on vehicles fitted with a CPK. There are no Electromagnetic Interference (EMI), Electromagnetic Control (EMC) or High Altitude Electro-Magnetic Pulse (HAEMP) requirements. However, CPK components shall be coated with CARC.

C.2.4.7 Combat Lock. Doors shall incorporate a device that allows the door to be secured from the inside. The combat lock shall prevent the door from being opened from the outside by enemy personnel and by the force of an IED explosion. An override shall be provided so that emergency personnel outside the cab can open the door.

C.2.4.8 The contractor shall minimize ballistic gaps to the maximum extent practical when the CPK is installed onto the vehicle. Joints and attaching hardware shall be designed to resist separating under blast pressure.

C ..2.4.9 Transportation.

C.2.4.9.1 Transportation Analysis. The contractor shall identify the changes to limitations on transportability of the systems when equipped with the CPK compared to the original D7G. The Contractor shall provide data analysis to support the Government; showing how the vehicles with AoA CPKs will meet the air, highway, rail and marine (sea lift and amphibious) transportability requirements. The information shall also include an analysis and description of vehicle preparation procedures and average times to complete for transportability. This information shall be included in the trade off analysis.

C.2.4.9.2 Transportability Data Plate.  The contractor shall provide a data plate using MIL-STD-209K, as guidance. The information shall include lifting and tie-down provisions, Gross Vehicle Weight (GVW), vehicle dimensions, weight distribution, length, width, height, approach/departure angles, ramp crest angle, axle loads and locations, Center of Gravity (CG) at GVW.

C.2.4.10. RADIO FREQUENCY IDENTIFICATION TAG (RFID):

C.2.4.10.1 Contractor shall attach a GFE Radio Frequency Identification Tag on all shipments.

C.2.4.10.1.1 The contractor shall obtain RFID tags from the Defense Distribution Center (DDC) at New Cumberland, PA. DDC will create the tags and express mail them to the contractor for inclusion on the AoA CPK. In order for the DDC to prepare the tags, the information below must be emailed    (delivery@ddc.dla.mil) to DDC no later than 3 days before shipment. Also include the mailing address to which the DDC is to send the tags. The contact number for DDC is 800-456-5507.

C.2.4.10.2 RFID Tag Required Elements

Ship from DODAAC	Enter Shipper DODAAC (SC3103 is DDC)
Ship to DODAAC	Consignee (DODAAC)
Mark For DODAAC	Consignee (DODAAC)
Ultimate Consignee	Consignee (DODAAC)
Priority
Required Delivery Date
Required Delivery Date at Customer

Mode

Carrier Code	4-digit Alpha Code (Preferred Ocean Carrier)
Ownership SCAC	4-digit Alpha Prefix from Container
Container Number
Vessel Name
Scheduled Sail Date
POE/APOE	(DTR 3-Character Code)
POD/APOD	(DTR 3-Character Code)
Container TCN
Seal Number	Enter Info from Vendor, or Applied by DDC
Bill of Lading Number	For Air Shipments

Contract Number
National Stock Number
Nomenclature
Declared Value	Enter NSN Total Price
Quantity
Unit of Issue
Condition Code
NMFC	For Air Shipments
Commodity Codes

# of Sea vans Requested	Enter total# Seavans This Shipment (Usually One)
Container Size	Size Container Requested (20=20-ft Seavan)
Type Container	Dry or Freeze (Refrigerated Container)
Estimated# of Pieces	Enter# Pieces Loaded in Container;
NOT Quantity from MRO	(6 = 6 Pallets)

C.2.5 Prototype Fabrication and Testing:

C.2.5.1 Prototype Automotive Tests. The contractor shall build and install prototype CPK on the D7G tractors provided. The automotive test will consist of performance tests (e.g. braking, gradeability) and durability. The contractor shall provide on site technical assistance at the APG, MD test site to support CPK during the automotive testing. The contractor shall repair or replace kit parts that fail during testing and resolve any other CPK issues at no cost to the Government.

C.2.5.2 Material for Kits. See Attachment 004, Armor Materials.

C.2.5.3 Prototype CPK Ballistic Tests. The contractor shall provide one (1) set of the operating door side assembly, including opaque armor, transparent armor, hinges, latching hardware, and support structure. The Government may test the contractor provided door assembly in order to verify ballistic performance of the CPK design per the requirements stated in C.2.1 as well as kit integration. Fasteners and gaps will be evaluated. The contractor shall provide support to the CPK at APG, MD during government tests. C.2.6 Drawing Packages. The contractor shall deliver feature-based parametric 3D models along with its 2D associated drawings in Pro-Engineer format, in accordance with CDRL A003. The Government will provide a drawing package and installation instructions, which will be used as samples for format and content (See Attachment 005) . Prior to delivery to the government, the Contractor may maintain the drawing package in its own format.

C.2.7 Technical Data Package (TDP). The TDP shall meet the requirements of MIL-DTL-31000C and will be in accordance with ASME Y14.41, in accordance with CDRL A004 (DI-SESS-81000C). Drawings shall be in a format compatible with Pro-Engineer when delivered to the Government. Prior to submission to the Government, the Contractor may maintain the TDP in his own format.

C.2.8 Part Numbers. For the delivered data packages as described in C.2.5 and C.2.6, the Government will provide part and drawing numbers.

C.3 Production Effort:

C.3.1 Hardware

C.3.1.1 The contractor shall produce the CPK that conform to the configuration approved by the Government at the conclusion of all testing. All kits shall be fabricated to this configuration unless otherwise directed, in writing, by the PCO.

C.3.2 Kit Assembly

C.3.2.1 Packaging. To the extent practicable, the contractor shall organize the packaged kits to allow sequential removal in the order required for installation on the vehicle. It is desirable to have an efficient kit installation, using pre-assembly where practical. Installation instructions and a content list shall be packaged with each kit and shall be immediately accessible when the kit is opened. Components which must be installed with a particular face towards the enemy, and which are not distinguishable by shape, shall be marked to indicate proper assembly. The transparent armor (glass) will not be marked or etched. The kits shall be packaged to prevent damage during transport, using best commercial packaging practices. The contractor shall ensure that packaged kits are loaded on pallets, and packaged in ISO containers marked with the RFID tags (C.2.3.10).

C.3.2.2 Each kit shall contain (over packed) one set of installation instructions, operating instructions and maintenance instructions. Each kit shall also contain 10% additional attaching hardware. Additionally a packing slip will be affixed to the CPK shipping container, in accordance with Attachment 006, Information Memorandum No. 05-077 from http://guidebook.dcma.mil/61/dc05-077.htm.

C.3.2.3 Storage. Until the Government directs shipment, the contractor shall store the CPK(s) for a period of up to 60 calendar days after acceptance. During this period, the kit(s) shall be stored at no additional cost to the Government.

C.4 Installation Instructions:

C.4.1 The contractor shall develop, validate, and provide installation instructions as described below. Instructions shall be developed for the CPK, in accordance with CDRL A005.

C.4.1.1 The instructions shall be in a contractor format that is consistent with US Army Technical Bulletin format, per MIL-SPEC-40051.

C.4.1.2 The instructions shall be in the form of “start step to end step” instructions. The instructions shall be written to maximize the efficiency of the installation process. The contractor shall validate the installation instructions, during installation of the second prototype kit at the contractors facility prior to shipment. The Government will observe and verify the installation. Installation instructions shall be written so that the kits can be installed at Army organic (unit) level. The contractor shall advise the Government of the date of validation seven days prior to validation.

C.4.1.3 The instructions shall contain clear illustrations of each step. Hardware and other items, which could be installed backwards, shall be clearly shown in the proper orientation. The use of color digital photos and line art is acceptable. The after installation condition of the vehicle shall be clearly illustrated.

C.4.1.4 The instructions shall contain an Illustrated Parts Breakdown (IPB) of all components, assemblies and hardware. The IPB shall utilize clear and concise line drawings. The IPB shall be similar in format to the current US Army Repair Parts and Special Tools List (RPSTL), in accordance with MIL-SPEC-40051.

C.4.1.5 Instructions shall include notes, cautions and warning statements as appropriate. In particular, the proper handling, storage and cleaning of transparent armor shall be included. Instructions shall contain a list of tools; manpower and support equipment requirements needed to accomplish each task.

C.5 Technical Publications: Construction / Materiel Handling Equipment, Crew Protection Kit (CPK) Technical Bulletin (TB) and Parts Provisioning List (PPL):

C.5.1.0. A Start of Work meeting for logistics support, to include publication and provisioning efforts shall be held within 15 days of contract modification award. The government will host the meeting at the PM Combat Engineer/Material Handling Equipment (PM CE/MHE) offices in the Detroit metropolitan area OR at the local contractor/subcontractor office.

C.5.1.1 The Contractor shall prepare, validate and deliver a separate Crew Protection Kit (CPK) Technical Bulletin (TB) to support the use, operation, maintenance, parts and installation and removal of the unique CPK as applied to the respective vehicle system(s) identified in Section B.

C.5.1.2. The Technical Bulletin(s) shall be prepared in accordance with Exhibit General Publication Requirements and Exhibit Repair Parts and Special Tools List Requirements, MIL-STD 40051-2 and MIL-HDBK 1222C. The MIL-STD and MIL-HDBK are available at www.logsa.army.mil <http://www.logsa.army.mil>. The CPK TBs shall include CPK installation and removal instructions, Operators instructions, Unit and Direct Support Maintenance and related Repair Parts and Special Tools List (RPSTL) data. The Commodity Command Standard System (CCSS) based RPSTL data shall be included in the TB x-xxxx-xxx-xx&x as part of the Supporting Information Chapter/work package.

C.5.1.3. The CPK TB shall include an Operator and a separate Unit Maintenance Preventive Maintenance Checks and Services (PMCS) and a two level Maintenance Allocation Chart (MAC) supporting the CPK. The Operator and Unit PMCS and the MAC and all related data shall be tailored and confined to the CPK as applied to the vehicle identified in Section B and resulting vehicle configuration changes. All other (non CPK) operator and maintenance instructions and RPSTL data shall be supported by references to the non CPK vehicle TM series. The contractor shall be responsible for all changes to the CPK TB and as applied to the vehicle configuration resulting changes from testing and reviews; changes shall be at no additional cost to the government.

C.5.1.4. All CPK instructions shall be in the form of fully illustrated, detailed start step to end step instructions. The CPK installation instructions shall be written to maximize the efficiency of the installation process. The detailed removal instructions shall be in the same form as the installation instructions. Simply stating reverse the installation instructions or similar is not acceptable. The step by step installation and removal instructions shall be included in the back of the CPK TB as part of the Supporting Information Chapter. The installation and removal instructions shall be part of the combined VAL/VER effort.

C.5.1.5. All instructions shall contain clear illustration of each step. Instructions shall include required modification dimensions or templates as needed to install the CPK on the vehicle. Include appropriate Warnings, Cautions regarding welding, drilling or otherwise degrading the integrity of the ROP/FOPS structure; recertification may be required. Hardware and armor items which could be installed backwards shall be clearly shown and described in the proper orientation. In particular, the proper handling, storage and cleaning of transparent and opaque armor shall be illustrated and described in detail to avoid damage. The use of digital photos and line art are acceptable; the use of color is not acceptable. Multiple views of the after CPK installation vehicle configuration shall be illustrated in the TB.

C.5.1.6. Previously delivered data: Installation instructions that were developed, validated and delivered under CDRL A005 may be used as source data to meet the CPK TB requirements for kit installation instructions. If this data was successfully validated/verified and the contractor has records supporting such action the installation instructions need not be physically performed again. The contractor shall insure that such data is accurately incorporated into the CPK TB. If not part of the instructions, complete, illustrated step-by-step removal instructions must still be developed and validated as part of the CPT TB effort under CDRL A011.

C.5.1.7. Combined Validation and Verification:

C.5.1.7.1. The Contractor shall physically validate 100% of the TB/ETM delivery; this includes the kit installation (if not previously Val/Ver’d) and removal instructions to be included in the CPK TB. All TB data and instructions shall be concurrently verified by the government prior to the final delivery and publication. Validation methodology shall be hands-on (preferred), comparative or desk-top (if hands-on can’t be performed) and shall be sufficient to find and correct all technical inaccuracies and shortcomings in the data developed under this contract. The contractor shall maintain validation records documenting control of the validation process, the actions taken to validate each task, corrective actions and mark-ups required for each task and page and follow-up validation of corrected and reworked data. Contractor shall make available a copy of the mark-ups and re-worked pages for government records. The contractor shall provide the ability to make ongoing/same day or next day corrections to re-worked data, pages. The Government intends to witness the contractors validation process. Witnessing the contractors validation process will serve as the Governments primary verification effort. The Contractor shall provide TACOM a minimum of 30 days advance notice prior to beginning a validation effort.

C.5.1.7.2. The Government reserves the right to perform a separate Verification for accuracy, usability, safety and incorporation of any reworked data or late configuration changes prior to acceptance of final deliveries. The contractor shall support such Verification if needed. Contractor shall make available a CPK, applicable Section B vehicle, parts, tools and support equipment that would be required to successfully complete verification.

C.5.1.8. Delivery. Contractor shall prepare and deliver paper, digital (Adobe Acrobat 5.0 or higher .PDF ETM) and editable files with intelligent text. Intelligent text is defined as text that can be selected, edited, manipulated, copied, linked, etc. The text shall not be bit-mapped type graphic data. Graphics and line drawings shall be in CGM, CCITT group 4 or TIFF files.

C. 5.1.9. Contractor should make maximum use of existing text and line drawings in the Operators, Maintenance and RPSTL vehicle system manuals. See LOGSA website in C.5.1.2 above; the TMs for the vehicle systems listed in section B above are available. If the contractor is unable to obtain a copy of the vehicle system TMs the government will be provide a copy.

C.5.1.10. All TB, ETM and editable file materials will be delivered transportation cost prepaid. Delivery will be made to the Commander, US Army Tank-automotive and Armament Command (TACOM), ATTN: AMSTA-LC-CJL, and ATTN: AMSTA-AQ-ADEC, Warren Michigan 483197- 5000, unless notified otherwise. Material shall arrive at its destination no later than the delivery date scheduled on the respective CDRL. Packaging shall be adequate to assure delivery without damage. Material may be hand-carried by the contractor if so desired at no additional cost to the Government.

C.5.1.11. Contractor shall provide an unrestricted copyright release for each TB delivered and insure that the government has the right to use and distribute the related ETMs and electronic data files over the internet.

C.5.1.12. The TB Distribution Restriction Statement for the front cover and Title Block Page shall be: DISTRIBUTION STATEMENT C: Distribution authorized to US government agencies and contractors associated with PEO CS&CSS TACOM Life Cycle Management Command (LCMC) locations or providing support to the TACOM LCMC and community partners IAW AR 530-1. For Official Use Only (FOUO) caveat is assigned so as not to place US personnel at risk, or compromise security procedures, or DOD information (Critical/Technology). This determination was made November 4, 2005. This document is not releasable to the public or media. Destroy by shredding or tearing to make unreadable, when no longer needed. This document should not be sent over the INTERNET unencrypted, or posted to any public website. Other requests for this document shall be referred to PEO CS&CSS (David Busse, 586 574-5497). Mail: PEO CS&CSS, ATTN: SFAE-CSS-TV, 6501 EAST 11 mile Road, Warren MI 48397.

C.5.1.12.1. The contractor shall destroy all paper copies and electronic files upon government acceptance of final publication deliverables.

C.5.1.12.2. If the contractor sends the CPK TB via INTERNET, the TB must meet FIPS 140-2 Encryption Standard.

C.5.2 Provisioning: The contractor shall develop and deliver Logistics Management Information (LMI) (Provisioning Parts List {PPL} (036 Report acceptable) data for each Crew Protection Kit (CPK) for the respective vehicle system(s) identified in Section B. The contractor shall use this data to update the current Provisioning Master Record (PMR) database for each system. A Start of Work/Provisioning Guidance Meeting shall be held at TACOM no more than 30 days after contract award.

All provisioning documentation, called LMI Summaries, shall be delivered in accordance with CDRL A013. Documents applicable for use in identification, content, format, delivery and related guidance for this data:

MIL-PRF-49506, Performance Specifications, Logistics Management Information (LMI), 11 Nov 96

MIL-HDBK-502, Acquisition Logistics Handbook (for reference only)

The contractor shall provide Logistic Management Information (LMI) data for all parts on each system CPK. Associated provisioning data (drawings) shall be provided for the top level assembly (kit) drawing or illustration and all parts. All LMI provisioning data shall be prepared in accordance with DI-ALSS-8159, DI-ALSS-81530 and the attached PMR Data Requirements sheet.

For industry standard common hardware include descriptive nomenclature. Make from items made from industry standard components shall include additional descriptive nomenclature. Examples of additional descriptive information include, at a minimum, the physical dimensions and all classifications (i.e. hardness, grade, thread type, surface finish, coatings, industry specifications and etc.). Common hardware includes nuts, bolts, washers, O-rings, cotter pins, C-clips, clevis pins, lamp bulbs, etc.

LMI data shall be capable of being loaded into the Government PMR without any modification to the data. CCSS has various methods by which the Contractor can deliver provisioning data and each will be discussed at the SOW. Contractor shall correct rejects within 30 days after notification of problems.

C.5.2.1 Provisioning Data Products (Drawings): Provisioning drawings shall consist of company drawings or commercial parts book pages that clearly identify each item and its part number, to include a top level assembly (kit) drawing or illustration. Drawings shall be annotated with the appropriate Provisioning Contract Control Number (PCCN) and Provisioning Line Item Sequence Number (PLISN) for that part number. The contractor shall furnish a drawing either hard copy or electronically that is legible and representative for each new part in accordance with CDRL A012 (EDEP).

C.5.2.2 Provisioning Screening: The contractor shall conduct provisioning screening on each item on the PPL for standardization or NSN identification. This screening will be used to select valid part numbers, NSNs, and current unit of measure/issue prices for provisioning purposes. The contractor shall screen common hardware items (nuts, bolts, screws, washers, lockwashers, rivets, etc.) by technical characteristics. The screening results must be available for review at each provisioning conference. The contractor shall conduct provisioning screening using FLIS, WEBFLIS, FEDLOG or by batch submittal part numbers to DLIS. HAYSTACK is no longer acceptable for provisioning screening. For additional information on FLIS and batch submittals to DLIS, refer to the Provisioning Screening User Guide located on the internet at www.dlis.dla.mil <http://www.dlis.dla.mil/>. For additional information on WEBFLIS, go to www.dlis.dla.mil/WebFlis <http://www.dlis.dla.mil/WebFlis>. There are two versions of WEBFLIS: Public Query and Restricted/Sign-on. Anyone with access to the Internet may access the Public Query version. The Restricted/Sign-on version requires a valid userid/password to access the system. Userids may be obtained by filling out a registration form. The registration forms are found on the DLIS web site. After accessing the Home Page, go into the Forms and Publications section and select the registration form for WEBFLIS. There are two forms available - one for government workers and one for government sponsored contractors.

C.6 Field Service Representative (FSR). The contractor shall provide a FSR for installation and post-installation support of the CPK in CONUS and Southwest Asia (e.g. Iraq, Afghanistan, and Kuwait).  A maximum of five FSRs will be required for this effort. This support shall begin at installation and extend for two years afterwards. The contractor shall be notified by the PCO concerning the need for FSR support.

C.6.1 The contractor shall be responsible for arranging the FSRs entry to the military facilities and gaining access to the equipment. The contractor will coordinate CRC rotation through PEO CS&CSS (See attachment 007, CRC information for AoA).

C.7 Spare Parts:

C.7.1 Authorized Stockage List (ASL): Within 30 days after Critical Design Review (CDR), the contractor shall submit an initial ASL (recommended support for 365 days) to the Government. Within 10 days after successful prototype testing, the contractor shall submit the final ASL to the Government for approval, in accordance with CDRL 007.

C.7.2 ASL Delivery:  The contractor shall provide the items described by the final ASL for each CPK system. The Government is allowing the contractor to use their experience and knowledge of spare parts to determine a fair estimate of materials, but the ASL items provided shall not include armor of any type. The ASL items shall be separately packaged, using best commercial practice, FOB origin.

C.7.3 ASL Storage: Until the Government directs shipment, the contractor shall store the ASL for a period of up to 60 calendar days after acceptance. During this period, the ASL shall be stored at no additional cost to the Government.

C.7.4 Spare Parts Price List (SPPL) Thirty (30) days after the Critical Design Review (CDR), the contractor shall provide a priced list of spare parts that may be required to support the AOA CPKs. Firm prices for these items will be negotiated and incorporated into the contract.

C.8 Opaque Armor Special Requirement

The contractor shall purchase and identify the opaque armor by “lot.” Each production lot from a vendor shall be tested for conformance with the ballistic requirements by the Government at Aberdeen Test Center. The contractor shall provide a test report detailing conformance, in accordance with CRDL A002.

C.9 Quality Program:

C.9.1 The contractor shall utilize a Quality Program that, as a minimum, meets the requirements of ISO 9001-2000. The quality program shall include: quality plan, inspection requirements, record keeping, control of processes (especially welding and painting), and control of discrepancies (identification, investigation, corrective action and disposition of non-conforming items). All work performed under this contract shall be conducted by qualified personnel in accordance with best commercial quality standards.

C.9.2 Welding: Welding and weld inspection shall be performed in accordance with AWS D1.1 Structural Welding Code, Steel and AWS D1.2 Structural Welding Code, Aluminum as appropriate. Substitution of an equivalent welding standard may be allowed with prior Government approval.

C.9.3 Surface Treatment and Finish Requirements: All metallic components shall be protected against corrosion by their material composition (for example stainless steel), metallic coating (for example galvanizing) or paint coating. All surfaces exposed to the environment during storage and after installation shall be protected. Metallic items shall be painted on all surfaces. Non-metallic items shall be painted as necessary to prevent degradation due to environmental effects and for camouflage purposes. All paint shall be Chemical Agent Resistant Coating (CARC). Paint shall be applied in accordance with MIL-DTL-53072C or drawing 19207-12420325. C.9.3.1 Fasteners: Fasteners supplied in the CPK (e.g. bolts, screws, washers and nuts) need not be pre-painted. The kit assembly instructions shall indicate when such items need be painted, after assembly, for corrosion or camouflage purposes.

C.9.3.2 Kit components shall be painted Tan 686, color number 33446 in accordance with FED-STD-595B.

C.9.3.3 Post-assembly Surface Treatment. The contractor shall identify special cleaning and maintenance procedures necessary to preserve the integrity of the CPK. Examples are: methods of cleaning transparent armor to prevent scratching, and cleaning and handling requirements to prevent degradation of composite and fabric materials.

C.9.4 Final Inspection Report (FIR) : The contractor is responsible for performing all inspections as specified in the control plan. Each CPK shall be subjected to a complete final inspection by the contractor utilizing a contractor-developed and Government-approved FIR, in accordance with CDRL A006. The FIR shall be based upon the successfully tested prototype configuration. The Government, at its option, may elect to witness and/or participate in the contractors final inspection.

C.9.5 Deficiencies: The contractor shall rectify discrepancies prior to Government acceptance of any item.

C.10 Program Reviews and Documentation:

C.10.1 Start of Work Meeting. Not later than 7 days after contract award the Government will host a start of work meeting at the PM Combat Engineer/Material Handling Equipment (PM CE/MHE) offices in the Detroit metropolitan area. At the start of work meeting, the contractor shall present a process management plan (including tools, collaborative environment, modeling and simulations as applicable) for the CPK, in accordance with CDRL A008. The contractor shall provide a detailed Time Phased Critical Path (TPCP) for the vehicle system in the contractors own format. The Preliminary Design Review (PDR) date will be established at the start of work meeting.

C.10.2 The contractor shall conduct a weekly teleconference with the COR, the PM CE/MHE leadership, and/or any/all other CE/MHE armor matrix team members via VTC or teleconference.  The contractor shall submit the minutes from the weekly teleconferences to the contracting office within 48 hours in their own format, in accordance with CDRL A009. The contractor shall immediately report to the Government lead-time issues that may impact schedule. The contractor will make recommendations for alternate approaches.

C.10.3 Preliminary Design Review (PDR). Prior to the start of detailed design, the contractor shall conduct a PDR at the contractors facility. The contractor shall provide an overall plan (TPCP), general design strategy, and a mock-up of the proposed operator’s field¬of-view area for the system. The Government will review the proposed field-of-view area during the PDR, prior to the fabrication of the prototype CPK. The type of mock-up (computer model, wood, paper, etc.) shall be determined by the contractor and reviewed by the Government at the start of work meeting. The Government will provide a subject matter expert (SME) to perform the evaluation. The contractor shall proceed with the proposed PDR plan, if the government does not respond within 48 hours of the completion of the PDR. If the contractor needs to purchase materials before the PDR, a written request for permission must be submitted to the PCO for approval. The contractor remains responsible for any design or hardware changes resulting from the CDR and/or prototype testing.

C.10.4 Critical Design Review (CDR). Prior to the start of the prototype fabrication/assembly, the contractor shall conduct a CDR no later than 14 days after PDR. The CDR shall be conducted at the contractors facility. The contractor will present the trade-off analysis at the CDR. The contractor shall proceed with the proposed CDR plans and may fabricate prototype and production kits, if the Government does not respond within 48 hours of the completion of the CDR. The contractor remains responsible for any design or hardware changes resulting from the prototype testing.

C.10.5 If required, the contractor shall host a pre and post ballistic test meeting at the contractors facility.

C.11 Safety:

C.11.1 The contractor shall submit a Safety Assessment Report (SAR) to the Government for the CPK, in accordance with CDRL A010. The report will identify the hazards resulting from the application of the CPK, the likelihood of occurrence, the severity of resulting injury/ damage and the mitigation actions taken. Hazards that have severe consequences and cannot be eliminated by design changes shall be clearly identified. The draft report shall be submitted at the systems Critical Design Review. Thirty days after contract award, the Government reviews and provides comments 15 days after receiving draft report. The final draft is due back to Government 15 days after Government review. An assessment of vehicle stability and an estimation of operational limitations resulting from the addition of the AoA CPK shall be included in the report.

C.11.2 The contractor shall provide cautions and warnings for the AoA CPK, to be affixed onto the inside of the vehicle, during installation, to alert the operator of any required notices and/or warnings. The contractor shall provide sample cautions and warnings at the Critical Design Review to determine placement on the inside of the vehicle.

C.12 Government Furnished Material (GFM). The Government will provide to the contractor two (2) D7G tractors (one with ripper and one with winch) for the design and integration effort. The contractor shall be responsible for shipping these systems from Selfridge Air National Guard Base (SANGB) Michigan to his facility. The contractor shall be responsible for shipping these systems from his facility to the test facility at Aberdeen Proving Ground, MD. The contractor is responsible for ensuring that the Government-furnished vehicle/equipment is not damaged in transit.

C.13 Contracting Officers Representative (COR). The COR is an individual designated in accordance with DFARS 201.60202 and is authorized in writing by the contracting officer to perform specific technical functions. The Procuring Contracting Officer will designate a COR upon contract award. The contractor will receive a copy of the written designation after contract award that will specify the extent of the COR’s authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quantity, delivery or any other term or condition of this contract.

C.14.1 Installation of Add on Armor (AoA) Kits

C.14.1.1. Installation Requirements. The Contractor shall provide qualified and experienced personnel to install Add-on Armor (AoA) kits on the vehicles identified in Section B.

C.14.1.2. The contractor shall install the AoA kits produced under this contract in accordance with the Government approved installation instructions (CRDL 005)  The Government will provide quality assurance oversight of kit installation.

C.14.1.3. The contractor shall provide adequate work facilities and all materials and equipment required for AoA kit installation. The contractor shall provide all personnel, basic tool sets, tools identified in the AoA kit installation instructions (to include refrigerant charging equipment), and fuel for MHE, solvents and other items (i.e. eye protection, hearing protection) required to install AoA kits.

C.14.1.4. The contractor shall install kits at a rate of no less than one (1) vehicle per day. The contractor is authorized to accelerate this rate.

C.14.1.5. The contractor shall comply with all provisions of paragraph 3.9 through 3.9.5.

C.14.1.5.1. Final Inspection Report (FIR) for installed AoA: The FIR shall detail the AoA kit condition, any damage to the vehicle as a result of the AoA kit installation, and any repair to the AoA kit or to the vehicles. The Government will use the FIR to record process quality control, and once signed by the certifying Government personnel certifies that work on a given vehicle has been completed to standard.

C.15 New Equipment Training (NET) Development Support

C.15.1 The government will use a NET contractor to develop training on all the Add on Armor (AoA) Crew Protection Kits (CPK) produced by American Defense Systems, Inc. (ADSI). ADSI (the CPK OEM) shall support the NET contractor in his efforts to develop and deliver training on all the AoA CPKs. ADSI shall provide the NET contractor all necessary source data and documentation for AoA CPK installation instructions and technical bulletins within 72 hours of being notified by the contracting officer. Source data and documentation shall be provided in electronic format. The CPK OEM shall be available to explain the contents of these documents with the NET contractor. ADSI shall allow the NET contractor access to the AoA kitted vehicles being used for TB/PPL development within 48 hours of being notified by the contracting officer. Access shall include visual inspection of the AoA kitted vehicle and discussion with TB/PPL developers.

C.15.2 ADSI shall participate in NET development conferences upon notification from the contracting officer.

*** END OF NARRATIVE C0001 ***

16. Scope of work for the D7G Dozer with Enclosed Cab Add on Armor (AoA) Crew Protection Kit (CPK)

16.1 Purpose and Overall Scope of Work: This statement of work describes the outcomes the contractor is required to achieve. The USN and USMC employ the D7G Dozer with an enclosed cab. As directed by modification P00024, the contractor shall make the necessary modifications to the design of the D7G Dozer Add on Armor (AoA) Crew Protection Kits (CPK) developed under CLINs 0015 and 0016 to allow it to be integrated on a USN/USMC D7G Dozer, build a prototype, produce, and develop installation instructions and a Technical Bulletin.

16.2 Transportability Data Plate: The contractor shall provide a data plate per MIL-STD-209K, with each kit. The information shall include lifting and tie-down provisions, Gross Vehicle Weight (GVW), vehicle dimensions, weight distribution, length, width, height, approach/departure angles, ramp crest angle, axle loads and locations, Center of Gravity (CG) at GVW.

16.3 Prototype and Fabrication:

16.3.1 Prototype. The contractor shall build and install a prototype CPK on the USN/USMC D7G Dozer systems provided. The prototype kit will be used to validate and verify (val/ver) the Technical Bulletin and the Final Inspection Report (FIR).

16.4 Drawing Packages. The contractor shall deliver feature-based parametric 3D models along with its 2D associated drawings in Pro-Engineer format, in accordance with CDRL A003. The Government will provide a drawing package and installation instructions, which will be used as samples for format and content (See Attachment 003). Prior to delivery to the government, the Contractor may maintain the drawing package in its own format.

16.5 Technical Data Package (TDP). The TDP shall meet the requirements of MIL-DTL-31000C and will be in accordance with ASME Y14.41, in accordance with CDRL A004 (DI-SESS-81000C). Drawings shall be in a format compatible with Pro-Engineer when delivered to the government. The Contractor may maintain the TDP in its own format.

16.6 Part Numbers. For the delivered data packages, the United States Navy and United States Marine Corp will provide part and drawing numbers.

17. Production Effort:

17.1 Production of the remaining kits on the USN/USMC D7G Dozer shall not commence until written approval is granted by the Contracting Officer.

17.2 The contractor shall produce USN/USMC D7G Dozer CPK that conform to the configurations approved by the government upon delivery of the drawing package per section 16.4. All kits shall be fabricated to this configuration unless otherwise directed, in writing, by the PCO.

17.6 Technical Publications: The contractor shall update the D7G Dozer Technical Bulletin (TB) and Parts Provisioning List (PPL) to reflect modifications to the D7G CPK to allow integration on the USN/USMC D7G. The USN/USMC D7G Dozer Bulletin (TB) and Parts Provisioning List (PPL) shall conform to section C.5 Technical Publications: Construction / Materiel Handling Equipment, Crew Protection Kit (CPK) Technical Bulletin (TB).

17.7 Spare Parts and the Authorized Stockage List:

17.7.1 Authorized Stockage List (ASL). Within 60 days of the D7G with enclosed cab AoA order being issued, the contractor shall submit an initial ASL (recommended support for 365 days) to the Government, in accordance with CDRL A007. Within 10 days after successful prototype testing, the contractor shall submit the final ASL to the Government for approval.

17.7.2 ASL Delivery. The contractor shall provide the items described by the final ASL for the D7G with enclosed cab AoA CPK system. The Government is allowing the contractor to use their experience and knowledge of spare parts to determine a fair estimate of materials, but the ASL items provided shall not include armor of any type. The ASL items shall be separately packaged, using best commercial practice, FOB origin. Shipping of the ASL shall begin within 75 days of final ASL approval.

17.7.3 ASL Storage. Until the Government directs shipment; the contractor shall store the ASL for a period of up to 60 calendar days after acceptance. During this period, the ASL shall be stored at no additional cost to the Government.

17.7.4 Spare Parts Price List (SPPL). Within 90 days of the USN/USMC D7G Dozer delivery order being issued, the contractor shall provide a priced list of spare parts that may be required to support the AoA CPKs, in accordance with CDRL A007. Firm prices for these items will be negotiated and incorporated into the contract. Delivery for the Spare Parts shall begin 150 days after the final pricing is negotiated and incorporated into the contract.

17.8 Government Furnished Material (GFM):

17.8.1 The Government will provide to the contractor a D7G Dozer with enclosed cab for installation of the AoA CPK val/ver prototype kit. The contractor shall be responsible for shipping the system from his facility to the technical bulletin sub-contractors facility. The contractor is responsible for ensuring that the Government-furnished vehicle/equipment is not damaged in transit. The contractor is responsible for the safekeeping of the vehicle.

*** END OF NARRATIVE C0002 ***

18. Scope of Work for the Navy Dozer ADD on Armor Crew Protection Kit.

The contractor shall perform a design assessment to determine the required modifications to the D7G CPK to ensure its installation on the US Navy version of the D7G dozer. The modifications shall not degrade vehicle operation, maintenance, safety or survivability characteristics of the CPK. The contractor shall validate the design assessment by installing a modified D7G dozer. The navy will approve the CPK design modifications and installation on the D7G dozer. A Navy D7G dozer and D7G CPK will be provided as GFE. At the direction of the PCO, the contractor shall ship the Navy D7G dozer with CPK to the following location:

Receiving Officer (N35554)

Naval Constructions Battaloion Center

Bldg. 230 Upper Nixon Road

Gulfport, MS 39501-5001

POC: Jim Tod (228) 871-3855 or Greg Stanly (228)871-3856

*** END OF NARRATIVE C0003 ***

DELIVERIES OR PERFORMANCE

	Regulatory Cite	Title	Date

1	52.211-11	LIQUIDATED DAMAGES - SUPPLIES, SERVICES, OR RESEARCH OR DEVELOPMENT	SEP/2000

(a)           If the Contractor fails to deliver the supplies or perform the services within the time specified in this contract, the Contractor shall, in place of actual damages, pay to the Government liquidated damages of EQUAL IN VALUE TO           % OF THE VALUE OF THE ITEMS LATE FOR DELIVERY WHEN THE DELAY HAS EXCEEDED 30-CALENDAR DAYS. [to be negotiated at award of basic contract]

(b)           If the Government terminates this contract in whole or in part under the Default — Fixed-Price Supply and Service clause, the Contractor is liable for liquidated damages accruing until the Government reasonably obtains delivery or performance of similar supplies or services. These liquidated damages are in addition to excess costs of repurchase under the Termination clause.

(c)           The Contractor will not be charged with liquidated damages when the delay in delivery or performance is beyond the control and without the fault or negligence of the Contractor as defined in the Default — Fixed-Price Supply and Service clause in this contract.

[End of Clause]

2.             Required Delivery Schedule

a. Prototype Kits

For each system to be armored, the contractor shall provide the following to Aberdeen Proving Ground, Maryland 50-days after award of delivery order; 20-days after successful completion of the Critical Design Review (CDR).

Deliverables per CLINS AB and AC are as follows:

-One (1) set of the operating door side assembly, including transparent armor, hinges, latching hardware, and support structure,

and

-Two (2) vehicles with the prototype AoA CPK installed.

b. Delivery Schedule for Production CPKs:

1. The contractor shall not commence production until the Contracting Officer provides written approval to do so.

2. Deliveries shall be 30 days after the Contracting Officer provides written approval to commence production.

*** END OF NARRATIVE F0001 ***

	PRON/						JOB
LINE	AMS CD/		OBLG				ORDER	ACCOUNTING	OBLIGATED
ITEM	MIPR	ACRN	STAT	ACCOUNTING CLASSIFICATION			NUMBER	STATION	AMOUNT
0010AA	P156F0032T	AA	2	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$70,500.00
	51108992014
	A15P50141CMA

0010AB	P156F0042T	AA	2	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$1,700.00
	51108992014
	A15P50141CMA

0010AC	P156F0052T	AA	1	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$117,312.62
	51108992014
	A15P50141CMA

0010AD	P156F7382T	AA	1	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$4,057.00
	51108992014
	A15P50141CMA

0010AF	P156F7282T	AA	1	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$16,105.00
	51108992014
	A15P50141CMA

0010AT	P156F7582T	AA	1	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$4,329.78
	51108992014
	A15P50141CMA

0010BF	P156F7282T	AA	2	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$8,516.00
	51108992014
	A15P50141CMA

0010BT	P156F7582T	AA	2	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$5,954.83
	51108992014
	A15P50141CMA

0010HA	P156F0062T	AA	1	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$4,122,895.77
	51108992014
	A15P50141CMA

0010JA	P156F7302T	AA	1	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$581,386.00
	51108992014
	A15P50141CMA

0010JB	P176F2262T	AG	2	21	72035000071C1C09P51108931E1	S20113	7ZCC39	W56HZV	$21,589.33
	51108992013
	A17P50131CMC

0010NA	P156F7372T	AA	1	21	52035000051C1C09P51108931E1	S20113	5ZCC1	5W56HZV	$5,334.00
	51108992014
	A15P50141CMA

0010PA	P156F7722T	AA	2	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$129,883.76
	51108992014
	A15P50141CMA

0010PB	P156F7772T	AA	2	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$691,096.50
	51108992014
	A15P50141CMA

0010SA	P156F0072T	AA	2	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$6,602.00
	51108992014
	A15P50141CMA

0010SB	P156F0082T	AA	2	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$7,850.00
	51108992014
	A15P50141CMA

0010TA	P156F0092T	AA	2	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$42,650.00
	51108992014
	A15P50141CMA

0010TB	P156F6812T	AA	1	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$47,750.00
	51108992014
	A15P50141CMA

0010XA	P156F6482T	AA	1	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$2,118,920.09
	51108992014
	A15P50141CMA

0010XB	P156F7302T	AA	1	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$138,380.22
	51108992014
	A15P50141CMA

0010XC	P166F1992T	AB	1	21	62035000061C1C09P51108931E1	S20113	6ZCC12	W56HZV	$740,376.30
	51108992015
	A16P50151C2T

0010XD	P166F2002T	AB	1	21	62035000061C1C09P51108931E1	S20113	6ZCC12	W56HZV	$22,015.10
	51108992015
	A16P50151C2T

0010XE	P166F2002T	AB	1	21	62035000061C1C09P51108931E1	S20113	6ZCC12	W56HZV	$14,823.70
	51108992015
	A16P50151C2T

0010XF	P166F2002T	AB	1	21	62035000061C1C09P51108931E1	S20113	6ZCC12	W56HZV	$161,040.24
	51108992015
	A16P50151C2T

0010XH	R166F2372T	AF	1	17	681810K5XH3126B61610686882DPAT928625836P7928W				$26,418.12
	N6258307MPAT928

0010XJ	R166F2372T	AF	1	17	681810K5XH3126B61610686882DPAT928625836P7928W				$17,788.44
	N6258307MPAT928

0010XK	T176F2032T	AE	2	17	79110965443106785400674432D6544S900007MP76585				$888,451.56
	M9545007MP7 6585

0010XL	P156F8412T	AA	2	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$59,804.22
	51108992014
	A15P50141CMA

0010XM	EH7M0160EH	AH	2	21	72020000076D8030P1370102577	S20113	7L3TPC	W56HZV	$1,480,752.60
	137010AA000
	B17L3X137NMC

0010XN	EH7M0166EH	AH	2	21	72020000076D8030P1370102577	S20113	7L3TPC	W56HZV	$44,030.20
	137010AA000
	B17L3X137NMC

0010XP	EH7M0150EH	AH	2	21	72020000076D8030P1370102577	S20113	7L3TPC	W56HZV	$322,080.48
	137010AA000
	B17L3X137NMC

0010YA	P166F1842T	AB	2	21	62035000061C1C09P51108931E1	S20113	6ZCC12	W56HZV	$10,328.01
	51108992015
	A16P50151C2T

0010YB	P166F1842T	AB	1	21	62035000061C1C09P51108931E1	S20113	6ZCC12	W56HZV	$27,504.76
	51108992015
	A16P50151C2T

0013	P156F6882T	AA	2	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$192,537.16
	51108992014
	A15P50141CMA

0014AA	P166F1972T	AB	1	21	62035000061C1C09P51108931E1	S20113	6ZCC12	W56HZV	93,527.47
	51108992015
	A16P50151C2T

0014AB	P166F1972T	AB	1	21	62035000061C1C09P51108931E1	S20113	6ZCC12	W56HZV	$91,956.11
	51108992015
	A16P50151C2T

0014AC	P166F1972T	AB	1	21	62035000061C1C09P51108931E1	S20113	6ZCC12	W56HZV	$90,859.13
	51108992015
	A16P50151C2T

0014AD	P156F8372T	AA	2	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$39,595.09
	51108992014
	A15P50141CMA

0014AE	P156F8432T	AA	2	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$40,473.15
	51108992014
	A15P50141CMA

0014AF	P176F2192T	AG	2	21	72035000071C1C09P51108931E1	S20113	7ZCC39	W56HZV	$670.89
	51108992013
	A17P50131CMC

0014SG	EH7M0177EH	AH	2	21	72020000076D8030P1370102577	S20113	7L3TPC	W56HZV	$133,409.40
	137010AA000
	B17L3X137NMC

0014SH	EH7M0170EH	AH	2	21	72020000076D8030P1370102577	S20113	7L3TPC	W56HZV	$167,249.13
	137010AA000
	B17L3X137NMC

0014SJ	EH7M0175EH	AH	2	21	72020000076D8030P1370102577	S20113	7L3TPC	W56HZV	$3,379.88
	137010AA000
	B17L3X137NMC

0015AA	T176F1262T	AC	1	17	79110966703106785400674432D6670B400007MP76307				$206,398.64
	M9545007MP763	07

0015AC	T176F1262T	AC	1	17	79110966703106785400674432D6670B400007MP76307				$69,273.48
	M9545007MP763	07

0015BT	T176F1262T	AC	1	17	79110966703106785400674432D6670B400007MP76307				$41,810.45
	M9545007MP763	07

0015JA	T176F2172T	AE	2	17	79110965443106785400674432D6544S900007MP76585				$81,244.80
	M9545007MP76585

0015JB	T176F2172T	AE	2	17	79110965443106785400674432D6544S900007MP76585				$75,681.74
	M9545007MP76585

0015PA	T176F1262T	AC	1	17	79110966703106785400674432D6670B400007MP76307				$14,823.70
	M9545007MP763 07

0015PB	T176F1262T	AC	1	17	79110966703106785400674432D6670B400007MP76307				$391,824.60
	M9545007MP76307

0015SA	T176F1262T	AC	1	17	79110966703106785400674432D6670B400007MP76307				$1,000.00
	M9545007MP763 07

0015SB	T176F1262T	AC	1	17	79110966703106785400674432D6670B400007MP76307				$1,000.00
	M9545007MP76307

0015SC	T176F1262T	AC	1	17	79110966703106785400674432D6670B400007MP76307				$1,000.00
	M9545007MP763 07

0015SD	T176F1742T	AC	2	17	79110966703106785400674432D6670B400007MP76307				$309,573.64
	M9545007MP76307

0015SE	T176F2072T	AE	1	17	79110965443106785400674432D6544S900007MP76585				$373,525.80
	M9545007MP76585

0015SF	T176F2092T	AE	1	17	79110965443106785400674432D6544S900007MP76585				$7,369.61
	M9545007MP76585

0015TA	T176F1262T	AC	1	17	79110966703106785400674432D6670B400007MP76307				$20,720.32
	M9545007MP76307

0015TB	T176F1262T	AC	1	17	79110966703106785400674432D6670B400007MP76307				$15,000.00
	M9545007MP76307

0015XA	T176F1012T	AC	2	17	79110966703106785400674432D6670B400007MP76307				$740,376.30
	M9545007MP76307

0015XB	T176F1322T	AC	2	17	79110966703106785400674432D6670B400007MP76307				$1,628,827.86
	M9545007MP76307

0015XC	T176F1002T	AC	1	17	79110966703106785400674432D6670B400007MP76307				$22,015.10
	M9545007MP76307

0015XD	T176F1312T	AC	2	17	79110966703106785400674432D6670B400007MP76307				$48,433.22
	M9545007MP76307

0015XE	T176F1332T	AC	2	17	79110966703106785400674432D6670B400007MP76307				$32,612.14
	M9545007MP76307

0016AA	P156F8242T	AA	2	21	52035000051C1C09P51108931E1	S20113	5ZCC15	W56HZV	$4,215.86
	51108992014
	A15P50141CMA

0016XA	R166F2092T	AD	2	17	681810K5XH3126H61610686882DPAT928625836P7928W				$888,451.56
	N6258307MPAT928

0016XB	R166F2342T	AD	2	17	681810K5XH3126H61610686882DPAT928625836P7928W				$37,824.64
	N6258307MPAT928

0016XC	R166F2102T	AD	2	17	681810K5XH3126H61610686882DPAT928625836P7928W				$26,418.12
	N6258307MPAT928

A010	T176F1262T	AC	1	17	79110966703106785400674432D6670B400007MP76307				$1,000.00
	M9545007MP76307

								TOTAL	$17,852,305.62

SERVICE NAME	TOTAL				ACCOUNTING STATION	OBLIGATED AMOUNT
	BY ACRN	ACCOUNTING CLASSIFICATION
Army	AA	21	52035000051C1C09P51108931E1	S20113	W56HZV	$8,457,849.05

Army	AB	21	62035000061C1C09P51108931E1	S20113	W56HZV	$1,252,430.82

Marine Corps	AC	17	79110966703106785400674432D6670B400007MP76307			$3,545,689.45

Navy	AD	17	681810K5XH3126H61610686882DPAT928625836P7928W			$952,694.32

Marine Corps	AE	17	79110965443106785400674432D6544S900007MP76585			$1,426,273.51

Navy	AF	17	681810K5XH3126B61610686882DPAT928625836P7928W			$44,206.56

Army	AG	21	72035000071C1C09P51108931E1	S20113	W56HZV	$22,260.22

Army	AH	21	72020000076D8030P1370102577	S20113	W56HZV	$2,150,901.69

					TOTAL	$17,852,305.62

ACRN		EDI	ACCOUNTING CLASSIFICATION
AA	21	050720350000	S20113	51C1C095110899201431E1	5ZCC15S20113	W56HZV
AA	21	050720350000	S20113	51C1C095110899201431E1	5ZCC15S20113	W56HZV
AB	21	060820350000	S20113	61C1C095110899201531E1	6ZCC12S20113	W56HZV
AC	17	070911096670	310678540067443	2D6670B400007MP76307	M9545007MP76307	067443
AD	17	06081810K5XH	3126H6161068688	2DPAT928625836P7928W	N6258307MPAT928	068688
AE	17	070911096544	310678540067443	2D6544S900007MP76585	M9545007MP76585	067443
AF	17	06081810K5XH	3126B6161068688	2DPAT928625836P7928W	N6258307MPAT928	068688
AG	21	070920350000	S20113	71C1C095110899201331E1	7ZCC39S20113	W56HZV
AH	21	070720200000	S20113	76D8030137010AA0002577	7L3TPCS20113	W56HZV

SPECIAL CONTRACT REQUIREMENTS

	Regulatory Cite	Title	Date

1	252.246-7001	WARRANTY OF DATA	DEC/1991

1.             Contract Support/Services: The contractor is authorized to obtain test support/services at DoD rates from Major Range and Test Facility Base (MRTFB) installations as government furnished services.

*** END OF NARRATIVE H0001 ***

2.             Part Support.         To support the Global War on Terror and Fielding of the CPKs, the contractor agrees to enter into a separate parts support contract with the Defense Supply Center Columbus (DSCC) of the Defense Logistic Agency (DLA) for 3 years from contract award. The contract will provide a ready means of acquisition of replacement parts and/or components in support of the AoA kit. the contractor must be able to process both manual and electronic orders for DLA stock purchases and manual order for TACOM.

*** END OF NARRATIVE H0002 ***

CONTRACT CLAUSES

	Regulatory Cite	Title	Date

1	52.219-16	LIQUIDATED DAMAGES—SUBCONTRACTING PLAN	JAN/1999
2	52.223-3	HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA	JAN/1997
3	52.228-4	WORKERS’ COMPENSATION AND WAR-HAZARD INSURANCE OVERSEAS	APR/1984
4	52.229-3	FEDERAL, STATE, AND LOCAL TAXES	APR/2003
5	52.232-16	PROGRESS PAYMENTS (Alternate I dated March 2000) (This clause only applies to small businesses.)	APR/2003
6	52.232-16	PROGRESS PAYMENTS	APR/2003
7	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER—CENTRAL CONTRACTOR REGISTRATION	OCT/2003
8	52.232-34	PAYMENT BY ELECTRONIC FUNDS TRANSFER—OTHER THAN CENTRAL CONTRACTOR REGISTRATION	MAY/1999
9	52.233-4	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM	OCT/2004
10	52.245-2	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (Alternate I dated April 1984)	MAY/2004
11	52.246-2	INSPECTION OF SUPPLIES—FIXED PRICE	AUG/1996
12	52.247-1	COMMERCIAL BILL OF LADING NOTATIONS	FEB/2006
13	52.247-34	F.O.B. DESTINATION	NOV/1991
14	52.247-48	F.O.B. DESTINATION — EVIDENCE OF SHIPMENT (DEVIATION)	FEB/1999
15	52.247-54	DIVERSION OF SHIPMENT UNDER F.O.B. DESTINATION CONTRACTS	MAR/1989
16	52.247-58	LOADING, BLOCKING, AND BRACING OF FREIGHT CAR SHIPMENTS	APR/1984
17	52.247-59	F.O.B. ORIGIN - CARLOAD AND TRUCKLOAD SHIPMENTS	APR/1984
18	52.247-65	F.O.B. ORIGIN - PREPAID FREIGHT - SMALL PACKAGE SHIPMENTS	JAN/1991
19	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY per DoD interim rule, Federal Register 27 Mar 98	MAR/1998
20	252.225-7013	DUTY-FREE ENTRY	JAN/2005
21	252.225-7043	ANTITERRORISM/FORCE PROTECTION POLICY FOR DEFENSE CONTRACTORS OUTSIDE THE UNITED STATES (See DFARS 225.7401(b) for paragraph C fill-in.)	JUN/2005
22	252.228-7000	REIMBURSEMENT FOR WAR-HAZARD LOSSES	DEC/1991
23	252.228-7003	CAPTURE AND DETENTION	DEC/1991
24	252.232-7004	DOD PROGRESS PAYMENT RATES	OCT/2001
25	252.242-7003	APPLICATION FOR U.S. GOVERNMENT SHIPPING DOCUMENTATION INSTRUCTIONS	DEC/1991
26	52.211-16	VARIATION IN QUANTITY	APR/1984

(a)           A variation in the quantity of any item called for by this contract will not be accepted unless the variation has been caused by conditions of loading, shipping, or packing, or allowances in manufacturing processes, and then only to the extent, if any, specified in paragraph (b) below.

(b)           The permissible variation shall be limited to:

zero percent increase; and

zero percent decrease.

This increase or decrease shall apply to the entire contract. Any deviation/variation must be approved by the PCO in writing in advance of delivery.

(End of clause)

LIMITS ON QUANTITY VARIATION PRICING WHEN OPTION FOR INCREASED QUANTITY IS EXERCISED

(TACOM)	(1986 APR)

With respect to the above clause entitled VARIATION IN QUANTITY, it is understood and agreed that the following stipulations apply to the allowed variation in quantity when the clause entitled OPTION FOR INCREASED QUANTITY — SEPARATELY PRICED LINE ITEM has been exercised by the Government:

(a)           If the Contractor exercises any downward variation in quantity with respect to any quantities deliverable under this contract, then any upward variation in quantity that is claimed shall be paid at the lowest unit price that applies to this contract, without regard to the unit price that applies to the specific CLIN or CLINs giving rise to the upward variation.

(b)           If the Contractor exercises no downward variation in quantity on this contract, but does exercise an upward variation in quantity with respect to the entire contractual quantity, as increased by the Government through the Option for Increased Quantity, then the items constituting the upward variation in quantity shall be paid at the lowest unit price that applies in this contract, without regard to which CLIN(s) on the contract gave rise to the upward variation.

(c) If the Contractor exercises no upward variation in quantity on this contract, but does exercise a downward variation in quantity with respect to the entire contractual quantity, as increased by the Government through the Option for Increased Quantity, then the highest unit price that applies in this contract shall be applied to the items constituting the downward quantity variation, without regard to which CLIN(s) on the contract gave rise to the downward variation.

***

27	52.212-5	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS	MAR/2007

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1)           52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(2)           52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer shall check as appropriate.]

☒ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Jul 1995), with Alternate I (Oct 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).

☐ (2) 52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999) (15 U.S.C. 657a).

☐ (3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jul 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

(4)

☐  (i) 52.219-5, Very Small Business Set-Aside (June 2003) (Pub. L. 103-403, section 304, Small Business Reauthorization and Amendments Act of 1994).

☐ (ii) Alternate I (Mar 1999) of 52.219-5.

☐ (iii) Alternate II (June 2003) of 52.219-5.

(5)

☐ (i) 52.219-6, Notice of Total Small Business Aside (June 2003) (15 U.S.C. 644).

☐ (ii) Alternate I (Oct 1995) of 52.219-6.

☐ (iii) Alternate II (Mar 2004) of 52.219-6.

(6)

☐ (i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).

☐ (ii) Alternate I (Oct 1995) of 52.219-7.

☐ (iii) Alternate II (Mar 2004) of 52.219-7.

☒ (7) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d) (2) and (3)).

(8)

☒ (i) 52.219-9, Small Business Subcontracting Plan (Jul 2005) (15 U.S.C. 637 (d) (4)).

☐ (ii) Alternate I (Oct 2001) of 52.219-9.

☐ (iii) Alternate II (Oct 2001) of 52.219-9.

☐ (9) 52.219-14, Limitations on Subcontracting (Dec 1996) (15 U.S.C. 637(a) (14)).

(10)

☐ (i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (Jul 2005) (Pub. L.

103-355, section 7102, and 10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

☐ (ii) Alternate I (June 2003) of 52.219-23.

☒ (11) 52.219-25, Small Disadvantaged Business Participation Program-Disadvantaged Status and Reporting (Oct 1999) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐ (12) 52.219-26, Small Disadvantaged Business Participation Program-Incentive Subcontracting (Oct 2000) (Pub. L. 103-355,

section 7102, and 10 U.S.C. 2323).

☐ (13) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004).

☒ (14) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

☐ (15) 52.222-19, Child Labor-Cooperation with Authorities and Remedies (June 2004) (E.O. 13126).

☒ (16) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).

☒ (17) 52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).

☒ (18) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212).

☒ (19) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).

☐ (20) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

(Dec 2001) (38 U.S.C. 4212).

☐ (21) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).

(22)

☐ (i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (Aug 2000) (42 U.S.C.

6962(c) (3) (A) (ii)).

☐ (ii) Alternate I (Aug 2000) of 52.223-9 (42 U.S.C. 6962(i) (2) (C)).

☐ (23) 52.225-1, Buy American Act—Supplies (June 2003) (41 U.S.C. 10a-10d).

(24)

☐ (i) 52.225-3, Buy American Act—Free Trade Agreements—Israeli Trade Act (Jan 2005) (41 U.S.C. 10a-10d, 19 U.S.C.

3301 note, 19 U.S.C. 2112 note, Pub. L. 108-77, 108-78, 108-286).

☐ (ii) Alternate I (Jan 2004) of 52.225-3.

☐ (iii) Alternate II (Jan 2004) of 52.225-3.

☐ (25) 52.225-5, Trade Agreements (Jan 2005) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

☒ (26) 52.225-13, Restrictions on Certain Foreign Purchases (Mar 2005) (E.o.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

☐ (27) 52.225-15, Sanctioned European Union Country End Products (Feb 2000) (E.O. 12849).

☐ (28) 52.225-16, Sanctioned European Union Country Services (Feb 2000) (E.O. 12849).

☐ (29) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☐ (30) 52.232-30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☒ (31) 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration (Oct. 2003) (31 U.S.C. 3332).

☐ (32) 52.232-34, Payment by Electronic Funds Transfer-Other Than Central Contractor Registration (May 1999) (31 U.S.C.

☐ (33) 52.232-36, Payment by Third Party (May 1999) (31 U.S.C. 3332).

☐ (34) 52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).

(35)

☐ (i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Apr 2003) (46 U.S.C. 1241 and 10 U.S.C. 2631).

☐ (ii) Alternate I (Apr 2003) of 52.247-64.

(c)           The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]

☐ (1) 52.222-41, Service Contract Act of 1965, as Amended (Jul 2005) (41 U.S.C. 351, et seq.).

☐ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act — Price Adjustment (Multiple Year and Option Contracts)

(May 1989) (29 U.S.C.206 and 41 U.S.C. 351, et seq.).

☐ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act — Price Adjustment (Feb 2002) (29 U.S.C. 206 and 41

U.S.C. 351, et seq.).

☐ (5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor

Collective Bargaining Agreements (CBA) (May 1989) (41 U.S.C. 351, et seq.).

(d)   Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2,                Audit and Records — Negotiation.

(1)           The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractors directly pertinent records involving transactions related to this contract.

(2)           The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7,          Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)   (1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vii) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d) (2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii)           52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).

(iii)          52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212).

(iv)          52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).

(v)           52.222-39, Notification of Employee rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).

(vi)          52.222-41, Service Contract Act of 1965, as Amended (Jul 2005), flow down required for all subcontracts subject to the Service Contract Act of 1965       (41 U.S.C. 351, et seq.)

(vii)         52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (Apr 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

[End of Clause]

28	252.212-7001	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS	MAR/2007

(a)           The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

☒ 52.203-3 Gratuities (APR 1984) (10 U.S.C. 2207)

(b)           The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

☐

☒ 252.205-7000 Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).

☐ 252.219-7003 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts) (APR 1996)

(15 U.S.C. 637).

☐ 252.219-7004 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program) (JUN 1997) (15

U.S.C. 637 note).

☒ 252.225-7001 Buy American Act and Balance of Payments Program (JUN 2005) (41 U.S.C.              10a-10d, E.O. 10582).

☐ 252.225-7012 Preference for Certain Domestic Commodities (JUN 2004) (10 U.S.C. 2533a).

☒ 252.225-7014 Preference for Domestic Specialty Metals (JUN 2005) (10 U.S.C. 2533a).

☐ 252.225-7015 Restriction on Acquisition of Hand or Measuring Tools (JUN 2005) (10 U.S.C. 2533a).

☐ 252.225-7016 Restriction on Acquisition of Ball and Roller Bearings (JUN 2005) ( ☐ Alternate I) (APR 2003) (10 U.S.C.

2534 and Section 8099 of Pub. L.       104-61 and similar sections in subsequent DoD appropriations acts).

☒ 252.225-7021 Trade Agreements (JUN 2005) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

☐ 252.225-7027 Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).

☐ 252.225-7028 Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).

☐ 252.225-7036 Buy American Act—Free Trade Agreements—Balance of Payments Program (JUN 2005) ( ☐ Alternate I) (JAN 2005) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).

☐ 252.225-7038 Restriction on Acquisition of Air Circuit Breakers (JUN 2005) (10 U.S.C. 2534 (a) (3)).

☒ 252.226-7001 Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Section 8021 of Pub. L. 107-248 and similar sections in subsequent DoD appropriations acts).

☒ 252.227-7015 Technical Data—Commercial Items (NOV 1995) (10 U.S.C. 2320).

☒ 252.227-7037 Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).

☒ 252.226-7003 Electronic Submission of Payment Requests (JAN 2004) (10 U.S.C. 2227).

☐ 252.243-7002 Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).

☐ 252.247-7024 Transportation of Supplies by Sea (MAY 2002) ( ☐ Alternate I) (MAR 2000) ( ☐ Alternate II) (MAR 2000) ( ☐ Alternate III) (MAY 2002) (10 U.S.C. 2631).

☐ 252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items clause of this contract (FAR 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

252.225-7014 Preference for Domestic Specialty Metals, Alternate I (APR 2003) (10 U.S.C. 2533a).

252.247-7023 Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(End of clause)

29	52.211-4517	PACKAGING REQUIREMENTS (COMMERCIAL)	AUG/2005
(TACOM)

(a) The preservation, packing, and marking requirements for this contract/order shall be accomplished in accordance with the performance requirements defined herein. The following Packaging requirements shall apply:

LEVEL OF PRESERVATION: Commercial

LEVEL OF PACKING: Commercial

QUANTITY PER UNIT PACKAGE: Each kit required under this contract (CKP, ISSP, Glass Spares, Armor Spares, Hardware Spares) will have individual content requirements, as determined by the Contractor. However, it is required that the Contractor consider transportability and handling by end users when compiling each individual kit for shipping.

(1)           Packaging: Preservation, packaging, packing, unitization and marking furnished by the supplier shall provide protection for a minimum of one year and meet or exceed the following requirements. It also provides for multiple handling, redistribution and shipment by any mode.

(2)           Cleanliness: Items shall be free of dirt and other contaminants which would contribute to the deterioration of the item or which would require cleaning by the customer prior to use. Coatings and preservatives applied to the item for protection are not considered contaminants.

(3)           Preservation: Items susceptible to corrosion or deterioration shall be provided protection by means of preservative coatings, volatile corrosion inhibitors, desiccants, waterproof and/or watervaporproof barriers.

(4)           Cushioning: Items requiring protection from physical and mechanical damage (e.g. fragile, sensitive, material critical) or which could cause physical damage to other items, shall be protected by wrapping, cushioning, pack compartmentalization, or other means to mitigate shock and vibration to prevent damage during handing and shipment.

(b)                Unit Package: A unit package shall be so designed and constructed that it will contain the contents with no damage to the item(s), and with minimal damage to the unit pack during shipment and storage in the shipping container, and will allow subsequent                handling.               The outermost component of a unit package shall be a container such as a sealed bag, carton or box.

(c) Unit Package Quantity: Unless otherwise specified, the unit package quantity shall be one each part, set, assembly, kit, etc.

(d)                Intermediate Package: Intermediate packaging is required whenever one or more of the following conditions exists:

(1)           The quantity is over one (1) gross of the same national stock number,

(2)           Use enhances handling and inventorying,

(3)           The exterior surfaces of the unit pack is a bag of any type, regardless of size,

(4)           The unit pack is less than 64 cubic inches,

(5)           The weight of the unit pack is under five (5) pounds and no dimension is over twelve (12) inches.

Intermediate containers shall be limited to a maximum of 100 unit packs, a net load of 40 pounds, or a maximum volume of 1.5 cubic feet, whichever occurs first.

(e) Packing:

(1)           Unit packages and intermediate packages not meeting the requirements for a shipping container shall be packed in shipping containers. All shipping containers shall be the most cost effective and shall be of minimum cube to contain and protect the items.

(2)           Shipping Containers: The shipping container (including any necessary blocking, bracing, cushioning, or waterproofing) shall comply with the regulations of the carrier used and shall provide safe delivery to the destination at the lowest tariff cost. The shipping container shall be capable of multiple handling, stacking at least ten feet high, and storage under favorable conditions (such as enclosed facilities) for a minimum of one year.

(f) Unitization: Shipments of identical items going to the same destination shall be palletized if they have a total cubic displacement of 50 cubic feet or more unless skids or other forklift handling features are included on the containers. Pallet loads must be stable, and to the greatest extent possible, provide a level top for ease of stacking. A palletized load shall be of a size to allow for placement of two loads high and wide in a conveyance. The weight capacity of the pallet must be adequate for the load. The preferred commercial expendable pallet is a 40 x 48 inch, 4-way entry pallet although variations may be permitted as dictated by the characteristics of the items being unitized. The load shall be contained in a manner that will permit safe handling during shipment and storage.

(g)                Marking:

(1)           All unit packages, intermediate packs, exterior shipping containers, and, as applicable, unitized loads shall be marked in accordance with MIL-STD-129P(2), dated 10 Feb 2004, including bar coding. The contractor is responsible for application of special markings as discussed in the Military Standard regardless of whether specified in the contract/order or not. Special markings include, but are not limited to, Shelf-life markings, structural markings, and transportation special handling markings. The marking of pilferable and sensitive materiel will not identify the nature of the materiel.

(2)           Contractors and vendors shall apply identification and address markings with bar codes in accordance with this standard. For shipments moving to overseas locations and for mobile deployable units, the in-the-clear address must also include the host country geographic address and the APO/FPO address. A Military Shipment Label (MSL) is required for all shipments except contractor to contractor. The MSL will include both linear and 2D bar codes per the standard. DVD shipment documentation must also be marked with additional bar codes. The DD Form 250 or the commercial packing list shall have additional issue/receipt bar coding applied as per Direct Vendor Delivery Shipments in the standard (except for deliveries to DLA Distribution Depots, e.g. New Cumberland, San Joaquin, Red River, Anniston). Packing lists are required in accordance with the Standard, see paragraph 5.3

(3)           Contractor to contractor shipments shall have the address markings applied to the identification marked side of the exterior shipping container or to the unitized load markings. The following shall be marked “FROM: name and address of consignor and TO: name and address of consignee”.

(4)           Commercial software may be used to generate a Military Shipment Label / Issue Receipt Document (MSL/IRRD)including the required Code 39 and 2D(PDF417) bar codes. However, the commercial software must produce labels/documents which comply with the requirements of MIL-STD-129P. Contractors shall insure that the ship to and mark for in-the-clear delivery address is complete including: consignees name, organization, department name, office, building, room, street address, city, state, country code, and DODAAC. (Army developed software, for creating MSL/IRRD previously available to those with government contracts is no longer supported.)

(h) Hazardous Materials (As applicable):

(1)           Hazardous Materials is defined as a substance, or waste which has been determined by the Secretary of Transportation to be capable of posing an unreasonable risk to health, safety, and property when transported in commerce and which has been so designated. (This includes all items listed as hazardous in Titles 29, 40 and 49 CFR and other applicable modal regulations effective at the time of shipment.)

(2)           Packaging and marking for hazardous material shall comply with the requirements herein for the mode of transport and the applicable performance packaging contained in the following documents:

\ ‘b7 International Air Transport Association (IATA) Dangerous Goods Regulations

\ ‘b7 International Maritime Dangerous Goods Code (IMDG)

\ ‘b7 Code of Federal Regulations (CFR) Title 29, Title 40 and Title 49

\ ‘b7 Joint Service Regulation AFJMAN24-204/TM38-250/NAVSUPPUB 505/MCO P4030.19/DLAM 4145.3 (for military air shipments).

(3)           If the shipment originates from outside the continental United States, the shipment shall be prepared in accordance with the United Nations Recommendations on the Transport of Dangerous Goods in a manner acceptable to the Competent Authority of the nation of origin and in accordance with regulations of all applicable carriers.

(4) A Product Material Safety Data Sheets (MSDS) is required to be included with every unit pack and intermediate container and shall be included with the packing list inside the sealed pouch attached to the outside of the package.

(i) Heat Treatment and Marking of Wood Packaging Materials: Boxes/pallets and any wood used as inner packaging made of non-manufactured wood shall be heat-treated. All non-manufactured wood used in packaging shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall be affiliated with an inspection agency accredited by the board of review of the American Lumber Standard Committee. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall ensure traceability to the original source of heat treatment. Marking. Each box/pallet shall be marked to show the conformance to the International Plant Protection Convention Standard. The quality mark shall be placed on both ends of the outer packaging, between the end cleats or end battens; on two sides of the pallet. Foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection Organization’s compliance program. In addition, wood used as dunnage for blocking and bracing shall be ordered with ALSC certified marking for dunnage or the markings may be applied locally at two foot intervals.

(j)  Quality Assurance: The contractor is responsible for establishing a quality system. Full consideration to examinations, inspections, and tests will be given to ensure the acceptability of the commercial package.

(k) SUPPLEMENTAL INSTRUCTIONS: -2-

[End of Clause]

30	52.217-4001	SEPARATELY PRICED OPTION FOR INCREASED QUANTITY	FEB/2007
(TACOM)

(a)           The Government hereby reserves the right to increase the quantity of the contract item up to an additional quantity of ONE HUNDRED EIGHTY-SEVEN (187) units. The unit price for such option quantity shall be as set forth in CLIN 0010XA. Additionally, CLIN 0010TB for the Technical Data Package is also included as an option. Both options may be exercised by the Government at any time, but in any event not later than TWO YEARS after AWARD OF BASIC CONTRACT (CONTRACT = 2 YEARS). In addition, such option may be exercised in increments, subject to the stated total additional quantity limitations, price(s), and the above-stated time for exercise of the option.

(b)           Delivery of the items added by the exercise of this option shall continue immediately after, and at the same rate as, delivery of like items called for under this contract, unless the parties hereto otherwise agree.

(c)           Additionally, prior to the expiration of the original option period identified in paragraph (a) above, the Government may seek a bilateral extension of the option period for an additional period not to exceed 90 days from the expiration date of the original option period.

[End of Clause]

31	52.242-4022	DELIVERY SCHEDULE	MAY/2000
(TACOM)

A.            DEFINITIONS:

(1)           CLIN means Contract Line Item Number          and refers              to the contract items listed in Section B of this document.

(2)           DAYS means the number of days after the date of contract award when you must deliver the stated quantity (QTY)     of supplies.

(3)           DELIVERY is defined as follows:

(i)            FOB ORIGIN - Contractor is required to delivery its shipment as provided in FAR 52.247-29 (a) (1)-(4) by the time specified in the individual contract; or

(ii)           FOB Destination - Contractor is required to delivery its shipment as provided in FAR 52.247-34 (a) (1)-(2) by the time specified in the individual contract. The contractor must take into consideration the length of time necessary to deliver its shipment to the destination designated in the contract, to ensure that the item reaches its destination by the time reflected in the contract.

(b)           The following presents and overall rough time-line of contractual events:

7-days after award of contract (NLT)

Start of Work Meeting (SOWM)

-FoV Concept due

14-days after award of contract

Preliminary Design Review Meeting (PDR)

-Design Concept due

30-days after award of contract

Critical Design Review Meeting (CDR)

-Trade-off Analysis Report due

-Paper design due

-Fabrication of prototypes and production units to be approved

50-days after award of contract

DELIVERY of prototype units to APG for testing

60-days after award of contract

Draft Authorized Stockage List (ASL) due

Spare Parts Price List (SPPL) due

105-days after award of contract

Final ASL due

Final SPPL due

125-days after award of contract

DELIVERY of production CPKs due

B.            You canNOT accelerate delivery without prior written PCO approval.

C.            Proposing an accelerated delivery schedule will not prejudice your offer. However, if you propose a delivery schedule longer than the schedule listed above your offer may be determined unacceptable for award.

[End of Clause]

32	52.204-7	CENTRAL CONTRACTOR REGISTRATION	JUL/2006

(a) Definitions. As used in this clause—

“Central Contractor Registration (CCR) database” means the primary Government repository for contractor information required for the conduct of business with the Government.

“Commercial and Government Entity (CAGE) code” means  1-1

(1) A code assigned by the Defense Logistics Information Service (DLIS) to identify a commercial or Government entity; or

(2) A code assigned by a member of the North Atlantic Treaty Organization that DLIS records and maintains in the CAGE master file.  This type of code is known as an “NCAGE code.”

“Data Universal Numbering System (DUNS) number” means the 9-digit number assigned by Dun and Bradstreet, Inc.  (D&B) to identify unique business entities.

“Data Universal Numbering System +4 (DUNS+4) number” means the DUNS number assigned by D&B plus a 4-character suffix that may be assigned by a business concern. (D&B has no affiliation with this 4-character suffix.) This 4-character suffix may be assigned at the discretion of the business concern to establish additional CCR records for identifying alternative Electronic Funds Transfer (EFT) accounts (see Subpart 32.11 of the Federal Acquisition Regulation) for the same parent concern.

“Registered in the CCR database” means that -

(1) The Contractor has entered all mandatory information, including the DUNS number or the DUNS+4 number, into the CCR database;

(2) The Government has validated all mandatory data fields, to include validation of the Taxpayer Identification Number (TIN) with the Internal Revenue Service (IRS), and has marked the record ``Active’’. The Contractor will be required to provide consent for TIN validation to the Government as a part of the CCR registration process.

(b)

(1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee shall be registered in the CCR database prior to award, during performance, and through final payment of any contract, basic agreement, basic ordering agreement, or blanket purchasing agreement resulting from this solicitation.

(2) The offeror shall enter, in the block with its name and address on the cover page of its offer, the annotation DUNS or DUNS+4 followed by the DUNS or DUNS+4 number that identifies the offerors name and address exactly as stated in the offer. The DUNS number will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.

(c) If the offeror does not have a DUNS number, it should contact Dun and Bradstreet directly to obtain one.

(1) An offeror may obtain a DUNS number

(i)            If located within the United States, by calling Dun and Bradstreet at 1-866-705-5711 or via the Internet at http://www.dnb.com/ ;or

(ii)           If located outside the United States, by contacting the local Dun and Bradstreet office.

(2) The offeror should be prepared to provide the following information:

(i)            Company legal business name.

(ii)           Tradestyle, doing business, or other name by which your entity is commonly recognized.

(iii)          Company physical street address, city, state and Zip Code.

(iv)          Company mailing address, city, state and Zip Code (if separate from physical).

(v)           Company telephone number.

(vi)          Date the company was started.

(vii)         Number of employees at your location.

(viii)        Chief executive officer/key manager.

(ix)           Line of business (industry).

(x)            Company Headquarters name and address (reporting relationship within your entity).

(d)              If the Offeror does not become registered in the CCR database in the time prescribed by the Contracting Officer, the Contracting Officer will proceed to award to the next otherwise successful registered Offeror.

(e)              Processing time, which normally takes 48 hours, should be taken into consideration when registering. Offerors who are not registered should consider applying for registration immediately upon receipt of this solicitation.

(f)               The Contractor is responsible for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Governments reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(1)

(i) If a Contractor has legally changed its business name, doing business as name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in Subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business days written notification of its intention to:

(A)          Change the name in the CCR database;

(B)           Comply with the requirements of Subpart 42.12 of the FAR;

(C)                                Agree in writing to the timeline and procedures specified by the responsible Contracting Officer. The Contractor must provide with the notification sufficient documentation to support the legally changed name.

(ii) If the Contractor fails to comply with the requirements of paragraph (g) (1) (i) of this clause, or fails to perform the agreement at paragraph (g) (1) (i) (C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the Suspension of Payment paragraph of the electronic funds transfer (EFT) clause of this contract.

(2) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see FAR Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractors CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the Suspension of payment paragraph of the EFT clause of this contract.

(g) Offerors and Contractors may obtain information on registration and annual confirmation requirements via the Internet at http://www.ccr.gov/            or by calling 1-888-227-2423, or 269-961-5757.

[End of Clause]

33	52.212-4	CONTRACT TERMS AND CONDITIONS—COMMERCIAL ITEMS	SEP/2005

(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights —

(1)           Within a reasonable time after the defect was discovered or should have been discovered; and

(2)           Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b) Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C.3727). However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

(c)           Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d)           Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613) . Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e)           Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f)            Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g) Invoice.

(1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include —

(i)            Name and address of the Contractor;

(ii)           Invoice date and number;

(iii)          Contract number, contract line item number and, if applicable, the order number;

(iv)          Description, quantity, unit of measure, unit price and extended price of the items delivered;

(v)           Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(vi)          Terms of any discount for prompt payment offered;

(vii)         Name and address of official to whom payment is to be sent;

(viii)        Name, title, and phone number of person to notify in event of defective invoice; and

(ix)           Taxpayer Identification Number (TIN) .. The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x)            Electronic funds transfer (EFT) banking information.

(A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B) If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration, or 52.232-34, Payment by Electronic Funds Transfer-Other Than Central Contractor Registration), or applicable agency procedures.

(C) EFT banking information is not required if the Government waived the requirement to pay by EFT.

(2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.

(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i) Payment. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and OMB prompt payment regulations at 5 CFR part 1315. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

(1)           Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

(2)           Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(l) Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 3701, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.

(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

(1) The schedule of supplies/services.

(2) The Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.

(3) The clause at 52.212-5.

(4) Addenda to this solicitation or contract, including any license agreements for computer software.

(5) Solicitation provisions if this is a solicitation.

(6) Other paragraphs of this clause.

(7) The Standard Form 1449.

(8) Other documents, exhibits, and attachments.

(9) The specification.

(t) Central Contractor Registration (CCR).

(1) Unless exempted by an addendum to this contract, the Contractor is responsible during performance and through final payment of any contract for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(2)           (i) If a Contractor has legally changed its business name, ``doing business as’’ name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in FAR subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day’s written notification of its intention to (A) change the name in the CCR database; (B) comply with the requirements of subpart 42.12; and (C) agree in writing to the timeline and procedures specified by the responsible Contracting Officer. The Contractor must provide with the notification sufficient documentation to support the legally changed name.

(ii) If the Contractor fails to comply with the requirements of paragraph (t)(2)(i) of this clause, or fails to perform the agreement at paragraph (t)(2)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the ``Suspension of Payment’’ paragraph of the electronic funds transfer (EFT) clause of this contract.

(3) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractor’s CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the ``Suspension of payment’’ paragraph of the EFT clause of this contract.

(4) Offerors and Contractors may obtain information on registration and annual confirmation requirements via the internet at http://www.ccr.gov or by calling 1-888-227-2423 or 269-961-5757.

[End of Clause]

34	52.222-39	NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES	DEC/2004

(a)           Definition. As used in this clause—

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b)           Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board

Division of Information

1099 14th Street, N.W.

Washington, DC 20570

1-866-667-6572

1-866-316-6572 (TTY)

To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb.gov .

(c)           The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR part 470, and orders of the Secretary of Labor.

(d)           In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e)           The requirement to post the employee notice in paragraph (b) does not apply to—

(1)           Contractors and subcontractors that employ fewer than 15 persons;

(2)           Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;

(3)           Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

(4)           Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that—

(i)            The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii)           Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5)           Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f)            The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall—

(1)           Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 20210, or from any field office of the Department’s Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

(2)           Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

(3)           Reproduce and use exact duplicate copies of the Department of Labor’s official poster.

(g)           The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c). For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

[End of Clause]

35	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2003

(a)           At the time of each delivery of supplies or services under this contract, the Contractor shall prepare and furnish to the Government a material inspection and receiving report in the manner and to the extent required by Appendix F, Material Inspection and Receiving Report, of the Defense FAR Supplement.

(b)           Contractor submission of the material inspection and receiving information required by Appendix F of the Defense FAR Supplement by using the Wide Area WorkFlow-Receipt and Acceptance (WAWF-RA) electronic form (see paragraph (b) (1) of the clause at 252.232-7003) fulfills the requirement for a material inspection and receiving report (DD Form 250).

[End of clause]

36	52.204-4005 (TACOM)	REQUIRED USE OF ELECTRONIC CONTRACTING	JUN/2004

(a)           All contract awards, modifications and delivery orders issued by TACOM will be issued electronically. The contractor has the option to receive these actions either via the Worldwide Web (WWW) or Electronic Data Interchange (EDI) . Many provisions/clauses that appear “by reference”, meaning only clause titles and regulation site are listed; their full texts can be found at the website http://farsite.hill.af.mil/

(b)           In order to be eligible to receive an award under this solicitation, the successful offeror must be registered with the Department of Defense (DOD) Central Contractor Registration (CCR). The CCR registration process may be done electronically at the World Wide Web (WWW) site: http://www.ccr.gov/ . (In order to be registered to use EDI, you must use the long form for registration.  Certification information, including information on the EDI 838 TPP, must be furnished to the Contracting Officer within 60 calendar days after contract award to complete networking requirements within the Government.)

(c)           Worldwide Web Distribution.  The contractor will receive an electronic Notice of the Award, Modification, or Delivery Order via e-mail. If you choose the WWW option, you must download the file from the appropriate TACOM webpage:

Warren: http://contracting.tacom.army.mil/awards_official.htm

Rock Island: http://aais.ria.army.mil/AAIS/AWDINFO/index.htm

Picatinny: http://procnet.pica.army.mil/Contracts/Index.htm

Red River Army Depot: http: //www.redriver.army.mil/contracting/Awards

Anniston Army Depot: http://www.anadprocnet.army.mil

(d)           Electronic Data Interchange. If you choose to receive contract awards, modifications and delivery orders through EDI, they will be delivered electronically via the Federal Acquisition Network (FACNET). Federal Standard Version 3050 of Standard X12 from the American National Standards Institute (ANSI) will be used as the format for these electronic transactions.

(1)           You must complete the EDI 838 Trading Partner Profile, and must agree (i) to subcontract with a DoD certified VAN or Value Added Service (VAS) provider, or (ii) to become DoD certified as a Value Added Network (VAN) . The EDI 838 Training Partner Profile is contained in the basic CCR registration form and includes portions of the registration form which are titled “Optional”.

(2)           You must select a VAN from the official DoD approved list. DoD Certified VANs are listed at http://www.acq.osd.mil/ec/ecip/index.htm. If your VAN is later removed from the official list, or if you voluntarily drop your initially selected VAN, then you must switch to a VAN that remains on the official DoD approved list. You must maintain an active account on a DoD approved VAN for the entire duration of the contract, beginning no later than the 60th day after award.

(e)           Unless otherwise specified elsewhere in the contract, all data items you are required to provide under this contract must be submitted electronically. Acceptable formats include:

(1)           Microsoft* 2002 Office Products (TACOM can currently read Office 2002* and lower.): Word, Excel, Powerpoint, or Access

(2)           100 or 250 MEGABYTE ZIP*-DISK, 3 1/2 INCH DISK, or 650 MEGABYTE CD ROM

(3)           E-MAIL (Maximum size of each e-mail message is be three and one-half (3.5) megabytes).

(4)           Other electronic formats. Before submitting your data in any other electronic format, please e-mail the buyer identified on the face of the contract, with e-mail copy-furnished to amsta-idq@tacom.army.mil, to obtain a decision as to the format’s acceptability. This e-mail must be received by the buyer not later than ten calendar days before the required data submission date.

NOTE: The above formats may be submitted in compressed form using self-extracting files.

(f)            Additional information can be obtained by sending a message to: acqcenweb@tacom.army.mil or by calling (586) 574-7059.

[End of Clause]

37	52.204-4009 (TACOM)	MANDATORY USE OF CONTRACTOR TO GOVERNMENT ELECTRONIC COMMUNICATION	MAR/2005

(a)           All references in the contract to the submission of written documentation shall mean electronic submission. All electronic submissions shall be in the formats and media described in the website:

http://contracting.tacom.army.mil/ebidnotice.htm

(b)           This shall include all written unclassified communications between the Government and the Contractor except contract awards and contract modifications which shall be posted on the internet. Return receipt shall be used if a commercial application is available. Classified information shall be handled in full accordance with the appropriate security requirements.

(c)           In order to be contractually binding, all Government communications requiring a Contracting Officer signature must be sent from the Contracting Officer’s e-mail address. The Contractor shall designate the personnel with signature authority who can contractually bind the contractor. All binding contractor communication shall be sent from this contractor e-mail address(es).

(d)           Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and technical personnel assigned to this contract.

(e)           Unless exempted by the Procuring Contracting Officer in writing, all unclassified written communication after contract award shall be transmitted electronically.

[End of Clause]

38	52.211-4030 (TACOM)	SPECIAL TESTING REQUIREMENTS FOR CHEMICAL AGENT RESISTANT COATINGS (CARC) ON METALLIC SURFACES	MAR/2001

(a)                                  Application:                              MIL-C-46168
MIL-C-53039
MIL-PRF-2 2750

(b)           End Item Paint Inspection:  After the complete paint finish has been applied and cured* (See *Note, below), the Contractor shall test and inspect two units per lot for (i) workmanship, (ii) total paint film thickness, and (iii) paint adhesion. Unless otherwise agreed to between the Contractor and the cognizant Government quality assurance representative, a lot shall be defined as all units submitted for final Government acceptance at one time. The use of test panels in lieu of actual production units is prohibited. At final inspection, the cumulative total paint film thickness of pretreatment, primer, and topcoat shall at a minimum conform to the sum of the minimum thicknesses for individual elements of the paint finish as specified in the Film Thickness Table below. Sufficient locations shall be spot-checked to ensure proper workmanship and paint thickness uniformity. The size and configuration of the unit as well as the number of vendors responsible for the paint finish of component parts shall be taken into consideration in determining the number of locations to be checked. The specific number of test locations shall be agreed to by the cognizant Government quality assurance representative in advance. In addition, two locations on each sample unit shall be selected to conduct the scribe tape test. The test locations shall be routinely varied among the following:

(1)           Directly adjacent to a weld

(2)           On or directly adjacent to a machine cut or sheared edge.

(3)           On any mechanically formed surface when lubricants/drawing compounds were used.

(4)           On paint touch-up areas.

(c)           The precise location for each scribe tape test shall be in an inconspicuous location that has been accepted by the cognizant Government quality assurance representative before the test is conducted.

(d)           Upon completion of the scribe tape test, the scribe marks shall be feathered into the adjacent area and touched up with the required top coat so that the tested area again conforms to the applicable minimum specified in the Film Thickness Table below.

*Note: The complete paint finish is defined as the pretreatment, primer, and topcoat applied to the substrate. Curing of the complete paint finish is dependent upon temperature, humidity, and paint film thickness. The time necessary to achieve sufficient adhesion to pass the scribe tape test must be determined by each facility. For purposes of this test, curing at ambient temperature will take from 24 days.

(e)           Test Methods:

(1)           Film Thickness. Film thickness shall be verified with a nondestructive film gage. The gage shall be suitable for measurements over the applicable substrate material and shall have sufficient accuracy to ensure compliance to the thickness limitations.  The gage shall be capable of being calibrated. If no other calibration specification or requirement is identified elsewhere in this contract, then the gage shall be calibrated in accordance with ISO 10012.

(2)           Scribe Tape Test.  The following test procedure shall be followed. The test surface shall be sufficiently warm and dry to ensure adhesion of the tape. All dimensions cited in this Scribe Tape Test description are approximate:

(i)            Scribe four one-inch lines completely through the paint finish to the substrate, one sixteenth to three thirty-seconds of an inch apart.

(ii)           Scribe four additional one-inch lines, completely through the paint finish, one sixteenth to three thirty-seconds of an inch apart, rotated 90 degrees with respect to the first set of lines. The resulting pattern shall contain nine squares.

(iii)          Press a length of A-A-1830, A-A-884, or any commercially available tape with a minimum adhesion rating of 45 oz. per inch of width firmly over the scribed pattern, rubbing out all air pockets.

(iv)          Wait 10 seconds, minimum. Grasp a free end of the tape and at a rapid speed strip it from the paint surface by pulling the tape back upon itself at 180 degrees.

(f)            Interpretation of Test Results

NOTE: These two tests are not a substitute for corrosion tests such as neutral salt spray or accelerated corrosion tests which verify  coating durability.

(1)           Film Thickness.  All applicable surfaces shall have complete paint coverage. A minimum of 75% of the applicable surfaces of each test unit shall meet the minimum, cumulative dry film thickness requirements. Failure of either test unit shall result in rejection of the production lot that it represents.

FILM THICKNESS TABLE

SPECIFICATION	DRY FILM THICKNESS (Mils)

DOD-P-15328*	0.3 - 0.5

MIL-PRF-23377	1.0 - 1.5

MIL-P-53022	1.0 - 1.5

MIL-PRF-22750	1.3 - 1.7

MIL-P-53030	1.0 - 1.5

MIL-C-46168	1.8 - 3.2

MIL-C-53039	1.8 - 3.2

*May not be allowed per contract due to VOC and hexavalent chromium content.

(2)           Scribe Tape Test (Adhesion). The removal of two or more complete squares of top coat, or top coat-primer-pretreatment coating, from either test unit constitutes test failure and the production lot from which it comes is rejected. Removal of overspray does not constitute test failure.

Notice: The scribe tape test is designed to detect any deficiency in the paint application process that would affect the durability of the CARC finish. Typical causes of failure are:

(i)            Inadequate cleaning of the substrate.

(ii)           Contamination of the surface between coatings.

(iii)          Excessive paint film thickness in a single coating application.

(iv)          Application of a coating over a previous coating which has not been adequately cured.

It is strongly recommended that the Contractor implement rigid in-process controls in conjunction with the best industrial painting practices to ensure that the performance requirements specified in this clause are met.

[End of Clause]

39	52.246-4005 (TACOM)	INSPECTION AND ACCEPTANCE POINTS: ORIGIN	FEB/1995

The Government’s inspection and acceptance of the supplies offered under this order shall take place at ORIGIN. Offeror must specify below the exact name and address of his facility, or his subcontractor’s facility, where supplies to be furnished under this order will be available for origin inspection

Contractor’s Plants:                                      American Defense Systems, Inc.

230 Duffy Avenue, Unit C,

HIcksville, NY 11809

DCMA, NEW YORK will inspect the glass for the CPKs at the contractor’s plant (address above).

Secondary Address:                                   American Defense Systems, Inc.

2750 Avenue B North

North Charleston, SC 29405

Subcontractor for Steel:                  ACTION GROUP

411 N. Reynoldsburg - New Albany Road,

Blacklick, OH 43004-9630

Phone: 614-868-8868

Subcontractor for Airconditioner:              RED DOT Corporation

495 Andover Park East

Seattle, WA 98188-7657

[End of Clause]

40	52.246-4026 (TACOM)	LOCAL ADDRESS FOR DD FORM 250	MAR/2005

(a)           The contractor must provide a copy of each Material Inspection and Receiving Report (DD 250) pertaining to this contract, to the addresses given below, using either of the following methods:

(1)           Our first preference is for you to use electronic mail (e-mail), using the following e-mail address: DD250@tacom.army.mil

If Wide Area Workflow (WAWF) is used, the .pdf format version of the Material Inspection and Receiving Report from WAWF will be submitted.

(2)           Our second preference is for you to use data facsimile (datafax) transmission, using this fax number: (586) 574-7788 and use “DD250 mailbox” in the “to:” block of your fax cover or header sheet.

In either method, do not mix DD250s from more than one contract in a single transmission. That is, you may submit multiple DD250s in a single transmission, but they must all be against the same contract.

(b) These copies meet the requirements for the Purchasing Office copy and the Army Inventory Control Manager copy listed in tables 1 and 2 of DFARS Appendix F.

(c) The DD250 form may be found, in three different formats, on the World Wide Web at http: //www.dtic.mil/whs/directives/infomgt/forms/forminfo/forminfopage2126.html

[End of Clause]

41	52.247-4005 (TACOM)	SHIPMENT OF SUPPLIES AND DETENTION OF CARRIER’S EQUIPMENT	AUG/2003

(a)           Unless otherwise directed, shipment items under this contract in following order of priority:

(1)           Government/Commercial Bills of Lading or US Postal Services;

(2)           Prepaid Commercial Bill(s) of Lading with transportation charges entered as a separate item on the invoice; or

(3)           As otherwise instructed when the contract prohibits use of Government funds for transportation costs.

(b)           The Contractor will request:

(1)           Government Bills of Lading and

(2)           Routing and other instructions, including Defense Transportation Regulation (DTR), DOD Regulation 4500.9-R-Part 2 Cargo Movement, as to the methods of shipment to be followed by the Contractor, or

(c)           The Contractor and subcontractor(s) must allow prompt and convenient access of carrier’s equipment to loading docks or platforms where the contract items supplies will be loaded. Any charges for detention of carrier’s equipment shall be for the account of the Contractor, except when the detention is required or caused by the Government.

[End of Clause]

42	52.247-4016 (TACOM)	HEAT TREATMENT AND MARKING OF WOOD PACKAGING MATERIALS	AUG/2005

Boxes/pallets and any wood used as inner packaging made of non-manufactured wood shall be heat-treated. All non-manufactured wood used in packaging shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall be affiliated with an inspection agency accredited by the board of review of the American Lumber Standard Committee. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall ensure traceability to the original source of heat treatment.

Marking. Each box/pallet shall be marked to show the conformance to the International Plant Protection Convention Standard. The quality mark shall be placed on both ends of the outer packaging, between the end cleats or end battens; on two sides of the pallet. Foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection Organization’s compliance program. In addition, wood used as dunnage for blocking and bracing shall be ordered with ALSC certified marking for dunnage or the markings may be applied locally at two foot intervals.

[End of Clause]

LIST OF ATTACHMENTS

List of			Number of
Addenda	Title	Date	Pages		Transmitted By

Exhibit A	CDRLS A001 THRU A004	01-SEP-2005	001
Exhibit B	CDRLS A005 THRU A008	01-SEP-2005	001
Exhibit C	CDRLS A009 THRU A010	01-SEP-2005	001
Exhibit D	CDRLS A011 THRU A013		002
Attachment 0001	DD254	10-AUG-2005	003
Attachment 0002	SECURITY MEMORANDUM	24-JAN-2005	005
Attachment 0003	LESSONS LEARNED	17-MAR-2005	003
Attachment 0004	MATERIAL LIST	20-AUG-2005	002
Attachment 0005	SAMPLE DRAWINGS	04-APR-2005	001
Attachment 0006	BILL OF MATERIALS	04-APR-2005	001
Attachment 0007	CRC OCONUS TRAVEL RELATED	03-MAY-2005	002
Attachment 0008	DEFINITIONS	10-AUG-2004	002
Attachment 0009	SMALL BUS PARTICPATION QUESTIONAIRE	10-AUG-2005	003
Attachment 0010	DID FOR TRADE OFF STUDY
Attachment 0011	EXHIBIT REPAIR PARTS AND SPECIAL TOOLS LIST REQUIREMENTS		017
Attachment 0012	EXHIBIT GENERAL PUBLICATION REQUIREMENTS		007
Attachment 0013	TM REQUIREMENTS MATRIX, TABLE A-II AND A-VI
Attachment 0014	LMI/PMR WORKSHEETS (ATTACHMENT C)		005
Attachment 0015	RESERVE
Attachment 0016	AUTHORIZED STOCKAGE LIST (ASL)
Attachment 0017	SPARE PARTS LIST		(SPL	)

SECTION A - SUPPLEMENTAL INFORMATION

CHANGED            AS6850  52.204-4850            01-MAR-2006 ACCEPTANCE APPENDIX
                                                (TACOM)

a)             Contract Number W56HZV-06-D-0038 is awarded to American Defense Systems, Inc. (ADSI) . The Government accepts your proposal dated 11 October 2005 in response to Solicitation Number: W56HZV-05-R-1144, signed by A.J. Piscetelli, President and CEO of your company.

(b)           The contractor, in its proposal, provided the following data for the listed clauses in this contract:

52.246-4025, HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT — TACOM QUALITY SYSTEM REQUIREMENT: N/A

                52.246-4005, Inspecton and Acceptance Points: Origin

(c)           Any attachments not included with this document will be provided by TACOM-Warren directly to the administrative contracting officer (ACO) via e-mail. A hard copy of the award will be sent to those ACOs not EDW (Electronic Document Workflow) capable. Technical data packages will be mailed by TACOM-Warren to the ACO on CD-ROM. Within one week of this award, any office not able to obtain these attachments from TACOM’s website (http://contracting.tacom.army.mil/) and still requiring a copy, can request it by sending an e-mail message to the buyer listed on the front page of this contract.

(d)           The following Amendment(s) to the solicitation are incorporated into this contract: 0001-0004

CHANGED            AS7311  52.204-4016            01-SEP-2006   TACOM-WARREN ELECTRONIC CONTRACTING
                                                (TACOM)

(a)           All TACOM solicitations and awards are distributed on the TACOM Warren Business Opportunities web page (http://contracting.tacom.army.mil/opportunity.htm) and are no longer available in hard copy. The TDPs and other documents, when available electronically, will be an attachment or linked to the solicitation package on the web.

(b)           You may need to use special software to view documents that we post on the home page. This viewing software is freeware, available for download at no cost from commercial web sites like Microsoft and Adobe. In cases where such software is required, we provide a link from our page to the commercial site where the software is available. Once you arrive at the software developer’s site, follow their instructions to download the free viewer. You then can return to the TACOM home page.

(c)           Unless otherwise authorized in this solicitation, you are required to submit your offer, bid, or quote electronically. Please go to the following webpage for detailed information about submitting your offer electronically: http://contracting.tacom.army.mil/ebidnotice.htm

Note Regarding Datafax:

(1)           When using a datafax to transmit an offer, the datafax file cannot exceed 3.5 megabytes. Clearly state Quote, Offer, or Bid on your fax cover page or on the subject line of the e-mail. Use only one of the terms Quotation, Offer, or Bid depending on the solicitation type. Include your company name and annotate the proper internal TACOM address for proper internal routing. The Internal TACOM addresses are:

(i)            RFQ: The contract specialist e-mail address. This information can be found on the front of the cover sheet or the DD Form 1155.

(ii)           RFP and Sealed Bidding:   The Internal TACOM Address is offers@tacom.army.mil

(2)           Authentication for datafax submission is verified by the offeror returned address.

(3)           Send datafax to the e-mail address mentioned above, based on the type of solicitation. For RFQs, fax to the buyers fax number as listed in the solicitation. For RFPs and Sealed Biddings, fax to the TACOM Network Fax Server at fax number 1-586-574-5527.

(4)           Additional information for Datafax Offers: Submission of Quote, Bid, or Offer may be sent via fax using a personal computer or a standalone fax machine. If either of these two methods of transmission is used, it must be sent to the TACOM Network Fax Server at fax number 1-586-574-5527. If a standalone fax machine is used, the possibility exists that a confirmation of receipt will not be received.

(d)           Any award issued as a result of this solicitation will be distributed electronically. Awards posted on the TACOM Warren Business Opportunities web page represent complete OFFICIAL copies of contract awards and will include the awarded unit price. This is the notice required by Executive Order 12600 (June 23, 1987)of our intention to release unit prices in response to any request under the Freedom of Information Act (FOIA), 5 USC 552. Unit price is defined as the contract price per unit or item purchased as it appears in Section B of the contract and is NOT referring to nor does it include Cost or Pricing data/information. If you object to such release, and you intend on submitting an offer, notify the PCO in writing prior to the closing date identified in this solicitation and include the rationale for your objection consistent with the provisions of FOIA.              A release determination will be made based on rationale given.

1

(e)           If you have questions or need help in using the Acquisition Center Home Page, call our Electronic Contracting Help Desk at (586) 574-7059, or send an email message to: acqcenweb@tacom.army.mil ..  If you have questions about the content of any specific item posted on our home page, please call the buyer or point of contact listed for the item. For technical assistance in doing business with the Government, and doing business electronically, please visit the Procurement Technical Assistance Center Website at http://www.sellingtothegovernment.net/index.asp to find a location near you.

[End of Provision]

ADDED	AS7911	52.217-4911	01-NOV-2001	NOTICE OF URGENT REQUIREMENT
(TACOM)

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

DELETED	CS6334	52.211-4072	01-JAN-2005	TECHNICAL DATA PACKAGE INFORMATION
(TACOM)

SECTION F - DELIVERIES OR PERFORMANCE

CHANGED	FF6200	52.211-11	01-SEP-2000	LIQUIDATED DAMAGES - SUPPLIES, SERVICES, OR RESEARCH OR DEVELOPMENT

(a)           If the Contractor fails to deliver the supplies or perform the services within the time specified in this contract, the Contractor shall, in place of actual damages, pay to the Government liquidated damages of EQUAL IN VALUE TO           % OF THE VALUE OF THE ITEMS LATE FOR DELIVERY WHEN THE DELAY HAS EXCEEDED 30-CALENDAR DAYS. [to be negotiated at award of basic contract]

(b)           If the Government terminates this contract in whole or in part under the Default — Fixed-Price Supply and Service clause, the Contractor is liable for liquidated damages accruing until the Government reasonably obtains delivery or performance of similar supplies or services. These liquidated damages are in addition to excess costs of repurchase under the Termination clause.

(c)           The Contractor will not be charged with liquidated damages when the delay in delivery or performance is beyond the control and without the fault or negligence of the Contractor as defined in the Default — Fixed-Price Supply and Service clause in this contract.

[End of Clause]

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ADDED	HA0805	252.246-7001	01-DEC-1991	WARRANTY OF DATA

SECTION I - CONTRACT CLAUSES

ADDED	IF0746	52.219-16	01-JAN-1999	LIQUIDATED DAMAGES—SUBCONTRACTING PLAN

ADDED	IF0094	52.223-3	01-JAN-1997	HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA

ADDED	IF0547	52.228-4	01-APR-1984	WORKERS’ COMPENSATION AND WAR-HAZARD INSURANCE OVERSEAS

ADDED	IF0109	52.229-3	01-APR-2003	FEDERAL, STATE, AND LOCAL TAXES

ADDED	IF0021	52.232-16	01-APR-2003	PROGRESS PAYMENTS (Alternate I dated March 2000) (This clause only applies to small businesses.)

ADDED	IF0320	52.232-16	01-APR-2003	PROGRESS PAYMENTS

ADDED	IF0703	52.232-33	01-OCT-2003	PAYMENT BY ELECTRONIC FUNDS TRANSFER—CENTRAL CONTRACTOR REGISTRATION

ADDED	IF0707	52.232-34	01-MAY-1999	PAYMENT BY ELECTRONIC FUNDS TRANSFER—OTHER THAN CENTRAL CONTRACTOR REGISTRATION

ADDED	IF0300	52.233-4	01-OCT-2004	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM

DELETED	IF0170	52.245-2	01-MAY-2004	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)

ADDED	IF0171	52.245-2	01-MAY-2004	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (Alternate I dated April 1984)

2

ADDED	IF0913	52.246-2	01-AUG-1996	INSPECTION OF SUPPLIES—FIXED PRICE

ADDED	IF0229	52.247-1	01-FEB-2006	COMMERCIAL BILL OF LADING NOTATIONS

ADDED	IF0910	52.247-34	01-NOV-1991	F.O.B. DESTINATION

ADDED	IF0912	52.247-48	01-FEB-1999	F.O.B. DESTINATION — EVIDENCE OF SHIPMENT (DEVIATION)

ADDED	IF0930	52.247-54	01-MAR-1989	DIVERSION OF SHIPMENT UNDER F.O.B. DESTINATION CONTRACTS

ADDED	IF0234	52.247-58	01-APR-1984	LOADING, BLOCKING, AND BRACING OF FREIGHT CAR SHIPMENTS

ADDED	IF0935	52.247-59	01-APR-1984	F.O.B. ORIGIN - CARLOAD AND TRUCKLOAD SHIPMENTS

ADDED	IF0138	52.247-65	01-JAN-1991	F.O.B. ORIGIN - PREPAID FREIGHT - SMALL PACKAGE SHIPMENTS

ADDED	IA0222	252.209-7004	01-MAR-1998	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY per DoD interim rule, Federal Register 27 Mar 98

ADDED	IA0309	252.225-7013	01-JAN-2005	DUTY-FREE ENTRY

ADDED	IA0462	252.225-7043	01-JUN-2005	ANTITERRORISM/FORCE PROTECTION POLICY FOR DEFENSE CONTRACTORS OUTSIDE THE UNITED STATES (See DFARS 225.7401(b) for paragraph C fill-in.)

ADDED	IA0223	252.228-7000	01-DEC-1991	REIMBURSEMENT FOR WAR-HAZARD LOSSES

ADDED	IA0188	252. 228-7003	01-DEC-1991	CAPTURE AND DETENTION

ADDED	IA0523	252.232-7004	01-OCT-2001	DOD PROGRESS PAYMENT RATES

ADDED	IA0890	252.242-7003	01-DEC-1991	APPLICATION FOR U.S. GOVERNMENT SHIPPING DOCUMENTATION/INSTRUCTIONS

CHANGED	IF6731	52.211-16	01-APR-1984	VARIATION IN QUANTITY

(a)           A variation in the quantity of any item called for by this contract will not be accepted unless the variation has been caused by conditions of loading, shipping, or packing, or allowances in manufacturing processes, and then only to the extent, if any, specified in paragraph (b) below.

(b)           The permissible variation shall be limited to:

zero percent increase; and

zero percent decrease.

This increase or decrease shall apply to the entire contract. Any deviation/variation must be approved by the PCO in writing in advance of delivery.

(End of clause)

LIMITS ON QUANTITY VARIATION PRICING WHEN OPTION FOR INCREASED QUANTITY IS EXERCISED

(TACOM)                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                 (1986 APR)

With respect to the above clause entitled VARIATION IN QUANTITY, it is understood and agreed that the following stipulations apply to the allowed variation in quantity when the clause entitled OPTION FOR INCREASED QUANTITY — SEPARATELY PRICED LINE ITEM has been exercised by the Government:

(a)           If the Contractor exercises any downward variation in quantity with respect to any quantities deliverable under this contract, then any upward variation in quantity that is claimed shall be paid at the lowest unit price that applies to this contract, without regard to the unit price that applies to the specific CLIN or CLINs giving rise to the upward variation.

(b)           If the Contractor exercises no downward variation in quantity on this contract, but does exercise an upward variation in quantity with respect to the entire contractual quantity, as increased by the Government through the Option for Increased Quantity, then the items constituting the upward variation in quantity shall be paid at the lowest unit price that applies in this contract, without regard to which CLIN(s) on the contract gave rise to the upward variation.

(c)           If the Contractor exercises no upward variation in quantity on this contract, but does exercise a downward variation in quantity with respect to the entire contractual quantity, as increased by the Government through the Option for Increased Quantity, then the highest unit price that applies in this contract shall be applied to the items constituting the downward quantity variation, without regard to which CLIN(s) on the contract gave rise to the downward variation.

3

***

CHANGED	IF6685	52.212-5	01-MAR-2007	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS

(a)           The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1)           52.233-3, Protest After Award            (AUG 1996) (31 U.S.C. 3553).

(2)           52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78).

(b)           The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer shall check as appropriate.]

☒           (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Jul 1995), with Alternate I (Oct 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).

☐ (2)      52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999) (15 U.S.C. 657a).

☐ (3)      52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jul 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

(4)

☐ (i) 52.219-5, Very Small Business Set-Aside (June 2003) (Pub. L. 103-403, section 304, Small Business Reauthorization and Amendments Act of 1994).

☐ (ii) Alternate I (Mar 1999) of 52.219-5.

☐ (iii) Alternate II (June 2003) of 52.219-5.

(5)

☐ (i) 52.219-6, Notice of Total Small Business Aside (June 2003) (15 U.S.C. 644).

☐ (ii) Alternate I (Oct 1995) of 52.219-6.

☐ (iii) Alternate II (Mar 2004) of 52.219-6.

(6)

☐ (i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).

☐ (ii) Alternate I (Oct 1995) of 52.219-7.

☐ (iii) Alternate II (Mar 2004) of 52.219-7.

☒ (7) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d) (2) and (3)).

                (8)

☒ (i) 52.219-9, Small Business Subcontracting Plan (Jul 2005) (15 U.S.C. 637 (d) (4)).

☐ (ii) Alternate I (Oct 2001) of 52.219-9.

☐ (iii) Alternate II (Oct 2001) of 52.219-9.

☐ (9) 52.219-14, Limitations on Subcontracting (Dec 1996) (15 U.S.C. 637(a) (14)).

4

                (10)

☐ (i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (Jul 2005) (Pub. L.

103-355, section 7102, and 10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

☐ (ii) Alternate I (June 2003) of 52.219-23.

☒ (11) 52.219-25, Small Disadvantaged Business Participation Program-Disadvantaged Status and Reporting (Oct 1999) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐ (12) 52.219-26, Small Disadvantaged Business Participation Program-Incentive Subcontracting (Oct 2000) (Pub. L. 103-355,section 7102, and 10 U.S.C. 2323).

☐ (13) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004).

☒ (14) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

☐ (15) 52.222-19, Child Labor-Cooperation with Authorities and Remedies (June 2004) (E.O. 13126).

☒ (16) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).

☒ (17) 52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).

☒ (18) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212).

☒ (19) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).

☐ (20) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212).

☐ (21) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).

                (22)

☐ (i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (Aug 2000) (42 U.S.C.

6962(c) (3) (A) (ii)).

☐ (ii) Alternate I (Aug 2000) of 52.223-9 (42 U.S.C. 6962(i) (2)(C)).

☐ (23) 52.225-1, Buy American Act—Supplies (June 2003) (41 U.S.C. 10a-10d).

                (24)

☐ (i) 52.225-3, Buy American Act—Free Trade Agreements—Israeli Trade Act (Jan 2005) (41 U.S.C. 10a-10d, 19 U.S.C.

3301 note, 19 U.S.C. 2112 note, Pub. L. 108-77, 108-78, 108-286).

☐ (i) Alternate I (Jan 2004) of 52.225-3.

☐ (ii) Alternate I (Jan 2004) of 52.225-3.

☐ (iii) Alternate II (Jan 2004) of 52.225-3.

☐ (25) 52.225-5, Trade Agreements (Jan 2005) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

☒ (26) 52.225-13, Restrictions on Certain Foreign Purchases (Mar 2005) (E.o.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

☐ (27) 52.225-15, Sanctioned European Union Country End Products (Feb 2000) (E.O. 12849).

☐ (28) 52.225-16, Sanctioned European Union Country Services (Feb 2000) (E.O. 12849).

☐ (29) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☐ (30) 52.232-30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☒ (31) 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration (Oct. 2003) (31 U.S.C. 3332).

5

☐ (32) 52.232-34, Payment by Electronic Funds Transfer-Other Than Central Contractor Registration (May 1999) (31 U.S.C.                 3332).

☐ (33) 52.232-36, Payment by Third Party (May 1999) (31 U.S.C. 3332).

☐ (34) 52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).

(35)

☐ (i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Apr 2003) (46 U.S.C. 1241 and 10 U.S.C. 2631).

☐ (ii) Alternate I (Apr 2003) of 52.247-64.

(c)           The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]

☐ (1) 52.222-41, Service Contract Act of 1965, as Amended (Jul 2005) (41 U.S.C. 351, et seq.).

☐ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act — Price Adjustment (Multiple Year and Option Contracts) (May 1989) (29 U.S.C.206 and 41 U.S.C. 351, et seq.).

☐ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act — Price Adjustment (Feb 2002) (29 U.S.C. 206 and 41
U.S.C. 351, et seq.).

☐ (5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreements (CBA) (May 1989) (41 U.S.C. 351, et seq.).

(d)           Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records — Negotiation.

(1)           The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractors directly pertinent records involving transactions related to this contract.

(2)           The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7,          Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3)           As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)

(1)           Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vii) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i)            52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d) (2) and (3)), in all subcontracts thatoffer further subcontracting opportunities.              If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii)           52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).

(iii)          52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212).

(iv)          52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).

(v)           52.222-39, Notification of Employee rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).

6

(vi)          52.222-41, Service Contract Act of 1965, as Amended (Jul 2005), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C.    351, et seq.)

(vii) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (Apr 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2)           While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

[End of Clause]

CHANGED	IA6602	252.212-7001	01-MAR-2007	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS

(a)           The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

☒           52.203-3   Gratuities (APR 1984)   (10 U.S.C. 2207)

(b)           The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

☒              252.205-7000       Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).

☐               252.219-7003       Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts) (APR 1996) (15 U.S.C. 637).

☐               252.219-7004       Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program) (JUN 1997) (15 U.S.C. 637 note).

☒              252.225-7001       Buy American Act and Balance of Payments Program (JUN 2005) (41 U.S.C. 10a-10d, E.O. 10582).

☐               252.225-7012       Preference for Certain Domestic Commodities (JUN 2004) (10 U.S.C. 2533a).

☒              252.225-7014       Preference for Domestic Specialty Metals (JUN 2005) (10 U.S.C. 2533a).

☐               252.225-7015       Restriction on Acquisition of Hand or Measuring Tools (JUN 2005) (10 U.S.C. 2533a).

☐               252.225-7016       Restriction on Acquisition of Ball and Roller Bearings (JUN 2005) (☐ Alternate I) (APR 2003) (10 U.S.C. 2534 and Section 8099 of Pub. L. 104-61 and similar sections in subsequent DoD appropriations acts).

☒              252.225-7021       Trade Agreements (JUN 2005) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

☐               252.225-7027       Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).

☐               252.225-7028       Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).

☐               252.225-7036       Buy American Act—Free Trade Agreements—Balance of Payments Program (JUN 2005) (☐ Alternate I) (JAN 2005) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).

☐               252.225-7038       Restriction on Acquisition of Air Circuit Breakers (JUN 2005) (10 U.S.C. 2534 (a) (3)).

☒              252.226-7001       Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Section 8021 of Pub. L. 107-248 and similar sections in subsequent DoD appropriations acts).

☒              252.227-7015       Technical Data—Commercial Items (NOV 1995) (10 U.S.C. 2320).

☒              252.227-7037       Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).

☒              252.232-7003       Electronic Submission of Payment Requests (JAN 2004) (10 U.S.C. 2227).

☐               252.243-7002       Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).

7

☐            252.247-7023          Transportation of Supplies by Sea (MAY 2002) ( ☐ Alternate I) (MAR 2000) ( ☐ Alternate II) (MAR 2000) ( ☐ Alternate III) (MAY 2002) (10 U.S.C.2631).

☐            252.247-7024          Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(c)           In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items clause of this contract (FAR 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

252.225-7014 Preference for Domestic Specialty Metals, Alternate I (APR 2003) (10 U.S.C. 2533a).

252.247-7023 Transportation of Supplies by Sea (MAY 2002) (10 U.S.C.   2631).

252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(End of clause)

CHANGED            IS6517    52.211-4517            01-AUG-2005 PACKAGING REQUIREMENTS (COMMERCIAL)
                                                (TACOM)

(a)           The preservation, packing, and marking requirements for this contract/order shall be accomplished in accordance with the performance requirements defined herein. The following Packaging requirements shall apply:

LEVEL OF PRESERVATION:             Commercial

LEVEL OF PACKING:                         Commercial

QUANTITY PER UNIT PACKAGE: Each kit required under this contract (CKP, ISSP, Glass Spares, Armor Spares, Hardware Spares) will have individual content requirements, as determined by the Contractor. However, it is required that the Contractor consider transportability and handling by end users when compiling each individual kit for shipping.

(1)           Packaging: Preservation, packaging, packing, unitization and marking furnished by the supplier shall provide protection for a minimum of one year and meet or exceed the following requirements. It also provides for multiple handling, redistribution and shipment by any mode.

(2)           Cleanliness: Items shall be free of dirt and other contaminants which would contribute to the deterioration of the item or which would require cleaning by the customer prior to use. Coatings and preservatives applied to the item for protection are not considered contaminants.

(3)           Preservation: Items susceptible to corrosion or deterioration shall be provided protection by means of preservative coatings, volatile corrosion inhibitors, desiccants, waterproof and/or watervaporproof barriers.

(4)           Cushioning: Items requiring protection from physical and mechanical damage (e.g. fragile, sensitive, material critical) or which could cause physical damage to other items, shall be protected by wrapping, cushioning, pack compartmentalization, or other means to mitigate shock and vibration to prevent damage during handing and shipment.

(b)           Unit Package: A unit package shall be so designed and constructed that it will contain the contents with no damage to the item(s), and with minimal damage to the unit pack during shipment and storage in the shipping container, and will allow subsequent handling. The outermost component of a unit package shall be a container such as a sealed bag, carton or box.

(c)           Unit Package Quantity: Unless otherwise specified, the unit package quantity shall be one each part, set, assembly, kit, etc.

(d)           Intermediate Package: Intermediate packaging is required whenever one or more of the following conditions exists:

(1)           The quantity is over one (1) gross of the same national stock number,

(2)           Use enhances handling and inventorying,

(3)           The exterior surfaces of the unit pack is a bag of any type, regardless of size,

(4)           The unit pack is less than 64 cubic inches,

(5)           The weight of the unit pack is under five (5) pounds and no dimension is over twelve (12) inches.

Intermediate containers shall be limited to a maximum of 100 unit packs, a net load of 40 pounds, or a maximum volume of 1.5 cubic feet, whichever occurs first.

8

(e)           Packing:

(1)           Unit packages and intermediate packages not meeting the requirements for a shipping container shall be packed in shipping containers. All shipping containers shall be the most cost effective and shall be of minimum cube to contain and protect the items.

(2)           Shipping Containers: The shipping container (including any necessary blocking, bracing, cushioning, or waterproofing) shall comply with the regulations of the carrier used and shall provide safe delivery to the destination at the lowest tariff cost. The shipping container shall be capable of multiple handling, stacking at least ten feet high, and storage under favorable conditions (such as enclosed facilities) for a minimum of one year.

(f)            Unitization: Shipments of identical items going to the same destination shall be palletized if they have a total cubic displacement of 50 cubic feet or more unless skids or other forklift handling features are included on the containers. Pallet loads must be stable, and to the greatest extent possible, provide a level top for ease of stacking. A palletized load shall be of a size to allow for placement of two loads high and wide in a conveyance. The weight capacity of the pallet must be adequate for the load. The preferred commercial expendable pallet is a 40 x 48 inch, 4-way entry pallet although variations may be permitted as dictated by the characteristics of the items being unitized. The load shall be contained in a manner that will permit safe handling during shipment and storage.

g)            Marking:

(1)           All unit packages, intermediate packs, exterior shipping containers, and, as applicable, unitized loads shall be marked in accordance with MIL-STD-129P(2), dated 10 Feb 2004, including bar coding. The contractor is responsible for application of special markings as discussed in the Military Standard regardless of whether specified in the contract/order or not. Special markings include, but are not limited to, Shelf-life markings, structural markings, and transportation special handling markings. The marking of pilferable and sensitive materiel will not identify the nature of the materiel.

(2)           Contractors and vendors shall apply identification and address markings with bar codes in accordance with this standard. For shipments moving to overseas locations and for mobile deployable units, the in-the-clear address must also include the host country geographic address and the APO/FPO address. A Military Shipment Label (MSL) is required for all shipments except contractor to contractor. The MSL will include both linear and 2D bar codes per the standard. DVD shipment documentation must also be marked with additional bar codes. The DD Form 250 or the commercial packing list shall have additional issue/receipt bar coding applied as per Direct Vendor Delivery Shipments in the standard (except for deliveries to DLA Distribution Depots, e.g. New Cumberland, San Joaquin, Red River, Anniston). Packing lists are required in accordance with the Standard, see paragraph 5.3

(3)           Contractor to contractor shipments shall have the address markings applied to the identification marked side of the exterior shipping container or to the unitized load markings. The following shall be marked “FROM: name and address of consignor and TO: name and address of consignee”.

(4)           Commercial software may be used to generate a Military Shipment Label / Issue Receipt Document (MSL/IRRD)including the required Code 39 and 2D(PDF417) bar codes. However, the commercial software must produce labels/documents which comply with the requirements of MIL-STD-129P. Contractors shall insure that the ship to and mark for in-the-clear delivery address is complete including: consignees name,             organization, department name, office, building, room, street address, city, state, country code, and DODAAC. (Army developed software, for creating MSL/IRRD previously available to those with government contracts is no longer supported.)

(h)           Hazardous Materials (As applicable):

(1)           Hazardous Materials is defined as a substance, or waste which has been determined by the Secretary of Transportation to be capable of posing an unreasonable risk to health, safety, and property when transported in commerce and which has been so designated. (This includes all items listed as hazardous in Titles 29, 40 and 49 CFR and other applicable modal regulations effective at the time of shipment.)

(2)           Packaging and marking for hazardous material shall comply with the requirements herein for the mode of transport and the applicable performance packaging contained in the following documents:

\ ‘b7 International Air Transport Association (IATA) Dangerous Goods Regulations

\ ‘b7 International Maritime Dangerous Goods Code (IMDG)

\ ‘b7 Code of Federal Regulations (CFR) Title 29, Title 40 and Title 49

\ ‘b7 Joint Service Regulation AFJMAN24-204/TM38-250/NAVSUPPUB 505/MCO P4030.19/DLAM 4145.3 (for military air shipments).

(3)           If the shipment originates from outside the continental United States, the shipment shall be prepared in accordance with the United Nations Recommendations on the Transport of Dangerous Goods in a manner acceptable to the Competent Authority of the nation of origin and in accordance with regulations of all applicable carriers.

(4)           A Product Material Safety Data Sheets (MSDS) is required to be included with every unit pack and intermediate container and shall be included with the packing list inside the sealed pouch attached to the outside of the package.

(i)            Heat Treatment and Marking of Wood Packaging Materials: Boxes/pallets and any wood used as inner packaging made of non-manufactured wood shall be heat-treated. All non-manufactured wood used in packaging shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall be affiliated with an inspection agency accredited by the board of review of the American Lumber Standard Committee. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall ensure traceability to the original source of heat treatment. Marking. Each box/pallet shall be marked to show the conformance to the International Plant Protection Convention Standard. The quality mark shall be placed on both ends of the outer packaging, between the end cleats or end battens; on two sides of the pallet. Foreign manufacturers shall have the

9

heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection Organization’s compliance program. In addition, wood used as dunnage for blocking and bracing shall be ordered with ALSC certified marking for dunnage or the markings may be applied locally at two foot intervals.

(j)            Quality Assurance: The contractor is responsible for establishing a quality system. Full consideration to examinations, inspections, and tests will be given to ensure the acceptability of the commercial package.

(k)           SUPPLEMENTAL INSTRUCTIONS: -2-

[End of Clause]

CHANGED	IS6230	52.217-4001	01-FEB-2007	SEPARATELY PRICED OPTION FOR INCREASED QUANTITY
(TACOM)

(a)           The Government hereby reserves the right to increase the quantity of the contract item up to an additional quantity of ONE HUNDRED EIGHTY-SEVEN (187) units. The unit price for such option quantity shall be as set forth in CLIN 0010XA. Additionally, CLIN 0010TB for the Technical Data Package is also included as an option. Both options may be exercised by the Government at any time, but in any event not later than TWO YEARS after AWARD OF BASIC CONTRACT (CONTRACT = 2 YEARS). In addition, such option may be exercised in increments, subject to the stated total additional quantity limitations, price(s), and the above-stated time for exercise of the option.

(b)           Delivery of the items added by the exercise of this option shall continue immediately after, and at the same rate as, delivery of like items called for under this contract, unless the parties hereto otherwise agree.

(c)           Additionally, prior to the expiration of the original option period identified in paragraph (a) above, the Government may seek a bilateral extension of the option period for an additional period not to exceed 90 days from the expiration date of the original option period.

[End of Clause]

CHANGED            IS6051    52.242-4022            01-MAY-2000 DELIVERY SCHEDULE

                                                (TACOM)

A. DEFINITIONS:

(1)           CLIN means Contract Line Item Number, and refers to the contract items listed in Section B of this document.

(2)           DAYS means the number of days after the date of contract award when you must deliver the stated quantity (QTY) of supplies.

(3)           DELIVERY is defined as follows:

(i)            FOB ORIGIN - Contractor is required to delivery its shipment as provided in FAR 52.247-29 (a) (1)-(4) by the time specified in the individual contract; or

(ii)           FOB Destination - Contractor is required to delivery its shipment as provided in FAR 52.247-34 (a) (1)-(2) by the time specified in the individual contract. The contractor must take into consideration the length of time necessary to deliver its shipment to the destination designated in the contract, to ensure that the item reaches its destination by the time reflected in the contract.

(b)           The following presents and overall rough time-line of contractual events:

7-days after award of contract (NLT)

                Start of Work Meeting (SOWM)

-FoV Concept due

14-days after award of contract

                Preliminary Design Review Meeting (PDR)

                -Design Concept due

30-days after award of contract

                Critical Design Review Meeting (CDR)

-Trade-off Analysis Report due

-Paper design due

-Fabrication of prototypes and production units to be approved

50-days after award of contract

DELIVERY of prototype units to APG for testing

10

60-days after award of contract

Draft Authorized Stockage List (ASL) due

Spare Parts Price List (SPPL) due

105-days after award of contract

Final ASL due

Final SPPL due

125-days after award of contract

DELIVERY of production CPKs due

B.            You canNOT accelerate delivery without prior written PCO approval.

C.            Proposing an accelerated delivery schedule will not prejudice your offer. However, if you propose a delivery schedule longer than the schedule listed above your offer may be determined unacceptable for award.

[End of Clause]

ADDED	IF7622	52.204-7	01-JUL-2006	CENTRAL CONTRACTOR REGISTRATION

DELETED	IF7730	52.211-16	01-APR-1984	VARIATION IN QUANTITY

ADDED	IF7686	52.212-4	01-SEP-2005	CONTRACT TERMS AND CONDITIONS—COMMERCIAL ITEMS

ADDED	IF7239	52.222-39	01-DEC-2004	NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES

DELETED	IA7105	252.211-7003	01-JUN-2005	ITEM IDENTIFICATION AND VALUATION (Alternate I dated April 2005)

ADDED	IA7443	252.246-7000	01-MAR-2003	MATERIAL INSPECTION AND RECEIVING REPORT

ADDED	IS7004	52.204-4005	01-JUN-2004	REQUIRED USE OF ELECTRONIC CONTRACTING
(TACOM)

ADDED	IS7002	52.204-4009 (TACOM)	01-MAR-2005	MANDATORY USE OF CONTRACTOR TO GOVERNMENT ELECTRONIC COMMUNICATION

ADDED	IS7161	52.211-4030 (TACOM)	01-MAR-2001	SPECIAL TESTING REQUIREMENTS FOR CHEMICAL AGENT RESISTANT COATINGS (CARC) ON METALLIC SURFACES

DELETED	IS7830	52.211-4047 (TACOM)	01-DEC-2004	NOTICE TO OFFERORS INTENDING TO OFFER OTHER THAN NEW MATERIAL (NEGOTIATED)

DELETED	IS7943	52.214-4003	01-JUN-1985	ALL OR NONE
(TACOM)

DELETED	IS7218	52.216-4021	01-JUN-2005	REQUIREMENTS DEFINITION
(TACOM)

DELETED	IS7022	52.217-4004	01-FEB-1994	DESTINATION FOR OPTION QUANTITIES
(TACOM)

CHANGED	IS7792	52.246-4005	01-FEB-1995	INSPECTION AND ACCEPTANCE POINTS: ORIGIN
(TACOM)

The Government’s inspection and acceptance of the supplies offered under this order shall take place at ORIGIN. Offeror must specify below the exact name and address of his facility, or his subcontractor’s facility, where supplies to be furnished under this order will be available for origin inspection

Contractor’s Plants:	American Defense Systems, Inc.
230 Duffy Avenue, Unit C,
HIcksville, NY 11809

DCMA, NEW YORK will inspect the glass for the CPKs at the contractor’s plant (address above).

Secondary Address:	American Defense Systems, Inc.
2750 Avenue B North
North Charleston, SC 29405

11

Subcontractor for Steel:	ACTION GROUP
411 N. Reynoldsburg - New Albany Road,
Blacklick, OH 43004-9630
Phone: 614-868-8868

Subcontractor for Airconditioner:	RED DOT Corporation
495 Andover Park East
Seattle, WA 98188-7657

[End of Clause]

ADDED	IS7301	52.246-4026	01-MAR-2005	LOCAL ADDRESS FOR DD FORM 250
(TACOM)

DELETED	IS7100	52.246-4028	01-FEB-1994	INSPECTION POINT: ORIGIN
(TACOM)

ADDED	IS7446	52.247-4005 (TACOM)	01-AUG-2003	SHIPMENT OF SUPPLIES AND DETENTION OF CARRIER’S EQUIPMENT

DELETED	IS7202	52.247-4010	01-FEB-1994	TRANSPORTATION DATA FOR FOB ORIGIN OFFERS
(TACOM)

ADDED	IS7111	52.247-4016 (TACOM)	01-AUG-2005	HEAT TREATMENT AND MARKING OF WOOD PACKAGING MATERIALS

12